UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

FQF Trust

(Exact name of registrant as specified in charter)

53 State Street

Suite 1308

Boston, MA 02109

(Address of principal executive offices) (Zip code)

William Carey, Trustee

53 State Street, Suite 1308

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

June 30, 2018

Before investing you should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, which can be obtained by visiting www.AGFiQ.com. Please read the prospectus carefully before you invest.

Risks:  There is no guarantee that a Fund will achieve its objective. Investing involves risk, including possible loss of principal. There is a risk that during a “bull” market, when most equity securities and long only Exchange Traded Funds (“ETFs”) are increasing in value, a Fund’s short positions will likely cause a Fund to underperform the overall U.S. equity market and such ETFs. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. The value of an investment in a Fund may fall, sometimes sharply, and you could lose money by investing in a Fund. A Fund may utilize derivatives and, as a result, the Fund could lose more than the amount it invests. When utilizing short selling, the amount a Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain. For further risk information on each Fund, please read the prospectus.

Shares of AGFiQ are bought and sold at market price (not net assets value (“NAV”), as defined below) and are not individually redeemed from a Fund. Brokerage commissions will reduce returns. Market Price (as defined below) returns are based upon the midpoint of the bid/ask spread at 4:00 PM Eastern time (when NAV is normally determined), and do not represent the returns you would receive if you traded shares at other times. Fund returns assume that dividends and capital gains distributions have been reinvested in a Fund at NAV. Some performance results reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable.

Beta is a measure of an asset’s sensitivity to an underlying index. Long is purchasing a stock with the expectation that it is going to rise in value. Short is selling stock with the expectation of profiting by buying it back later at a lower price. Spread Return is the return earned between the long and short portfolios within each ETF. One cannot invest directly in an index.

Shares are not individually redeemable and can be redeemed only in Creation Units, and the purchase and the sale price of individual Shares trading on an Exchange may be below, at, or above the most recently calculated NAV for such Shares.

Distributor: Foreside Fund Services, LLC

i	Shareholder Letter
iv	Management Discussion of Fund Performance
Schedule of Investments
1	AGFiQ U.S. Market Neutral Momentum Fund
9	AGFiQ U.S. Market Neutral Value Fund
17	AGFiQ U.S. Market Neutral Size Fund
25	AGFiQ U.S. Market Neutral Anti-Beta Fund
33	AGFiQ Hedged Dividend Income Fund
38	Statements of Assets and Liabilities
39	Statements of Operations
40	Statements of Changes in Net Assets
44	Financial Highlights
46	Notes to Financial Statements
61	Report of Independent Registered Public Accounting Firm
62	Expense Example
64	Board Consideration of the Investment Advisory Agreement
67	Additional Information
68	Trustees and Officers of FQF Trust

Each Fund invests in certain securities long and certain securities short pursuant to its Target Index, and the performance of a Fund depends on the difference in the rates of return (i.e., the spread return) between the long positions and the short positions. If the long positions appreciate more or decline less than the short positions, then a Fund will generate a positive return. If the long positions appreciate less or decline more than the short positions, however, a Fund will generate a negative return.

The “U.S. Market Neutral IndicesSM” are a product of Dow Jones Indexes, the marketing name and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use. “Dow Jones®”, “U.S. Market Neutral IndicesSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed for use for certain purposes by FFCM LLC (“Licensee”). The Funds based on the U.S. Market Neutral IndicesSM are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. Dow Jones’, CME’s and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the “U.S. Market Neutral IndicesSM” which is determined, composed and calculated by CME without regard to the Licensee or the Funds. Dow Jones and CME have no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating “U.S. Market Neutral IndicesSM”. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be sold or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Funds currently being issued by the Licensee, but which may be similar to and competitive with the Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the “U.S. Market Neutral IndicesSM”. It is possible that this trading activity will affect the value of the “U.S. Market Neutral IndicesSM” and the Funds.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND THE LICENSEE, OTHER THAN THE LICENSORS OF CME.

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Dear Shareholder,

This Annual Report for the AGFiQ ETFs (the “Funds”) covers the period from July 1, 2017 through June 30, 2018 (the “Annual Period”). During the Annual Period, the Funds’ NAV1 returns were as follows:

AGFiQ U.S. Market Neutral Momentum Fund (“MOM”)	9.50%
AGFiQ U.S. Market Neutral Value Fund (“CHEP”)	-9.12%
AGFiQ U.S. Market Neutral Size Fund (“SIZ”)	-2.44%
AGFiQ U.S. Market Neutral Anti-Beta Fund (“BTAL”)	0.25%
AGFiQ Hedged Dividend Income Fund (“DIVA”)	-0.26%

The Annual Period included the sixth full calendar year of operations for the rebranded AGFiQ (formerly QuantShares) ETFs. During the Annual Period, the AGFiQ family of ETFs consisted of four market neutral factor-based ETFs, and a long/short ETF. The Funds seek to track indexes that are designed to provide market neutral and long/short exposure to the key investment factors of Momentum, Value, Small Size, Beta, and Dividend Yield which have both a deep academic background and can be implemented in an ETF. The products were the first of their kind to incorporate long/short and market neutral strategies using physical securities (rather than derivatives) in an ETF vehicle.

The U.S. equity markets experienced advancement during the Annual Period, with the Standard & Poor’s (S&P) 500 Index2 finishing the Annual Period up 14.37%. It was a tale of two halves, with the first half, June-December 2017, characterized by continued benign volatility and only modest retreats; ultimately capping off a 12 month streak of positive returns for U.S. equities in the calendar year, accompanied by a maximum drawdown of less than 3%. While equity markets set new highs early in 2018, they stumbled in the face of strong wage growth numbers, the prospect of faster interest rate hikes, and increasing volatility during the second half of the Annual Period.

The economic and political highlight of the Annual Period was the passing of the U.S. tax cuts, which helped to buoy risk assets. While questions surround the long term sustainability, passing the tax cuts, even along partisan lines, was an accomplishment. In a manner of speaking it is two steps forward and one step back in economic policy coming out of Washington dictated by the President and his closest advisors. Washington continues to fan the flames of a trade war sharpening rhetoric with our closest neighbors and allies, as well as with our largest trading partner, China.

Central banks continue to be broadly supportive, albeit at lower levels than in the immediate wake of the Global Financial Crisis, but globally Central Banks have been signaling lower accommodation and a path to higher interest rates. While there was a changing of the guard at the Federal Reserve, with Jerome Powell appointed and confirmed as the 16th Chairman, policy stayed on the same path. The Federal Reserve has continued to deliver on their promise of measured interest rate increases, assessing broad economic conditions and keeping the policy “data dependent”. All market participants’ eyes will be fixated on the cabal of the Federal Reserve, European Central Bank, and Bank of Japan for guidance; but most intriguing to market participants may be the coordinated reduction of their balance sheets and any market implications that might arise from efforts to shrink it.

The political environment in Europe remained very fluid during the Annual Period. Uncertainty surrounding the mechanics of Brexit overhung the region and while negotiations for the transition proved fruitful, many challenges remain. Japan was able to demonstrate political stability with Prime Minister Abe comfortably winning his October election signaling few changes to his economic policies, which were beginning to bear fruit as global growth and trade picked up.

i

As we noted in last year’s update, Asia has been in the midst of a transformation. China continues to grow its influence in the region and is looking to leverage its global economic clout into military might, but with this rise comes great responsibility. While we have seen North Korea continue to rattle its sabre, the willingness for the rogue nation to meet with President Trump shows promise for them to re-emerge on the global stage.

While headlines have waned, the humanitarian crisis that has gripped the Middle East continues. Conflicts in Syria have reached a stalemate and Iran’s re-emergence within the region has caused consternation globally. Washington and the President have taken a hard line with the repressive regime, withdrawing from the nuclear deal, and re-initiating sanctions.

The domestic investing environment during the Annual Period can be characterized by a march higher in U.S. equities accompanied by low volatility.3 The S&P 500 Index finished the Annual Period with ten months of advances and only two month of declines. Accompanying the lower equity market volatility was strong quarterly performance, with three quarters of the Annual Period recording more than 3.00% return, including one over 6.00%. Taking a look more closely at monthly returns, the story of strength in equity markets seems to continue to build, with six months registering more than 2.00% return. While only briefly, we were reminded during the Annual Period that minor disruptions are common and should be expected, with February and March 2018 providing an example with the S&P 500 Index retreating -6.13% before regaining its footing for another advancement.

The AGFiQ U.S. Market Neutral Momentum Fund (MOM) saw a reversal of the weakness exhibited during the last annual period as the Fund rose 9.50% during this Annual Period. MOM exhibited sustained performance throughout the period registering eight up months, with six months up over 1.25%. Drawdowns were sharp, but rebounds strong. Summer and fall 2017 provided the backdrop for momentum as a factor to demonstrate its market leadership, accompanied by high beta stocks and the technology sector. While market neutral momentum capitalized from a rotation away from the prior period’s winners, which was dominated by value, the value factor swooned. The AGFiQ U.S. Market Neutral Value Fund (CHEP) suffered through a continued string of monthly losses, finishing the Annual Period down -9.12%. One of the most notable items observed over the past couple years has been the weakness of the value factor overall, but more interesting has been value selling off for six straight months to start 2018, which mirrored closely the five straight monthly sell-offs to start 2017. The sell-offs for market neutral value have been strong and persistent.

A thought to keep in mind regarding the value and momentum factors, as exhibited by both CHEP and MOM, is that the factors tend to be negatively correlated.4 Generally, when one factor is in favor the other tends to be out of favor, so these factors may be paired together as an investment strategy. During the Annual Period, in most instances (eight of 12 months), when CHEP was negative, MOM was positive and vice versa. However, in certain markets, as exhibited in April and June 2018, both factors can be down.

Small-cap indices continued their march higher on the back of last year’s gains during the Annual Period with the Russell 2000 Index5 up 17.57% while the broader Russell 3000 Index6 finished relatively close to the larger cap S&P 500 Index return of 14.37%, at 14.78%. The AGFiQ U.S. Market Neutral Size Fund (SIZ) was unable to keep pace and finishing the Annual Period negative, down -2.44%. While most of the negative monthly performance occurred earlier in the Annual Period, SIZ was able to exhibit some strength at the end of the Annual Period with three of the last four months having positive performance of over 1.00% a month.

The AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) finished the Annual Period up slightly 0.25%, in the face of strong equity market returns. BTAL is designed to be negatively correlated to the broad equity markets, and provided its intended hedge when equity markets sold off in February and March 2018, down -6.13%, and BTAL was positive 2.71%. Aside from providing a notable equity hedge, BTAL was able to deliver 5 months of positive performance during the Annual Period, even while equity markets surged higher. We believe BTAL is best used as a portfolio hedging product that may help reduce portfolio volatility. While this design can leave the Fund susceptible to underperformance during strong equity performance, it also has the ability to capture positive performance.

The AGFiQ Hedged Dividend Income Fund (DIVA) was launched as an innovative response to growing concerns in the investment community about interest rate and credit risk within the fixed income universe. Investors continue to clamor for income in a low yield world. DIVA is a long/short ETF designed to provide both yield and capital appreciation. In an effort to reduce risk, DIVA shorts stocks in each sector which have unstable or low dividends. In an effort to prevent sector concentration in the highest dividend sectors and provide a diversified dividend exposure, the Fund caps long sectors at 25%, while sector and industry weights in the short portfolio are approximately 50% of the size of the long sector weights.

While we have seen rates move higher over the Annual Period, they are still well below historical averages. In many instances in both foreign and domestic markets, we have seen continued central bank intervention, albeit with less frequency, size and scale as in the years following the Global Financial Crisis. While forecasts continue to call for higher rates, and increasing inflation, we continue to see fits and starts across the rates complex as any meaningful move in rates are often tempered shortly thereafter. As the flood of Baby Boomers continues to reach retirement age, we are embarking on a generational need for income. Understanding this demand for yield, we believe DIVA can play a role in portfolios looking for a healthy yield and total return potential. DIVA finished the Annual Period down slightly -0.26% but helped to dampen volatility and weather some of the intra-period drops seen in the broader equity rate sensitive sectors, such as Utilities, Telecom, and REITs. The Bloomberg Barclays US Corporate Bond Index13 the Fund’s benchmark index, returned -0.83% during the Annual Period.

Regarding Fund derivative exposure, each Fund may invest up to 20% of its total assets in instruments other than the long and short positions in its related benchmark index, which we believe helps each Fund track its index. The instruments currently used are total return swaps, their impact on Fund performance is noted below.

For each Fund, the long swap position contributed positively and the short swap position contributed negatively to the Fund’s absolute performance. This result is explained almost entirely by the persistently strong market that characterized the Annual Period.

We believe the AGFiQ family of market neutral and long/short ETFs should be positioned to perform well even in the face of an ever changing global landscape, due to their uncorrelated return profile to the broad equity and fixed income markets and their ability to capture persistent market premiums with lower volatility.

As always, we thank you for your continued support.

Sincerely,

The AGFiQ Team

The views expressed in this letter are those of FFCM, LLC as of June 30, 2018, and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

Management Discussion of Fund Performance
AGFiQ U.S. Market Neutral Momentum Fund (MOM) (Unaudited):

The AGFiQ U.S. Market Neutral Momentum Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Thematic Market Neutral Momentum Index (“Target Index”). The Target Index, which is compiled by Dow Jones Indexes, is equal weighted, dollar neutral, and sector neutral. The Target Index rebalances monthly by identifying the highest momentum stocks as long positions and lowest momentum stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between the prices of high and low momentum stocks within the Dow Jones U.S. Index.7 A stock’s momentum is based on its total return, which is a function of price performance and dividend returns over the first 12 of the last 13 months. Stocks with a higher total return receive a higher ranking and stocks with a lower total return receive a lower ranking. Momentum investing entails investing in securities that have had above-average returns and shorting securities that have had below-average returns. The performance of the Fund will depend on the difference in the rate of return between its long positions and short positions.

During the Annual Period (July 1, 2017 through June 30, 2018), the Fund’s market price return was 9.41% and its NAV return was 9.50%.1 The Target Index returned 10.22% during the same period. The Fund’s market price at June 30, 2018 was $24.53.

The Fund posted positive performance in eight of the 12 months for the period with returns ranging from -4.48% to 4.89%. The best performing months for the Fund were October 2017 and January 2018, finishing up 4.89% and 3.92%, respectively. The worst performing months for the Fund were June 2018 and December 2017, finishing down -4.48% and -2.24%, respectively.

The Fund is equal weighted, dollar neutral, and sector neutral, and the primary driver of performance is the isolated factor, in this case momentum, based on total returns over the first 12 of the last 13 months. During the Annual Period, the market rewarded high momentum stocks over low momentum stocks resulting in positive performance for the Fund.

The Fund had an annualized volatility3 of 8.99% for the Annual Period.

As of 06/30/2018	Fund Sector Weights (Based on Net Assets)
	% Long Weight	% Short Weight
Basic Materials	3.97%	-4.00%
Consumer Goods	8.95%	-8.96%
Consumer Services	11.93%	-11.92%
Energy	5.48%	-5.47%
Financials	24.37%	-24.40%
Health Care	9.45%	-9.48%
Industrials	18.44%	-18.42%
Technology	11.97%	-11.95%
Telecommunications	0.50%	-0.50%
Utilities	4.50%	-4.50%

As of 06/30/2018	Portfolio Characteristics
	Long Portfolio	Short Portfolio
Number of Companies	200	200
Price/Earnings Ratio[8]	26.17	22.56
Price/Book Ratio[9]	4.78	2.27
Average Market Cap ($B)	32.77	13.07
Median Market Cap ($B)	12.48	6.16
Beta	1.13	0.95

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.AGFiQ.com.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

MOM — AGFiQ U.S. Market Neutral Momentum Fund
DJUS Momentum Index — Dow Jones U.S. Thematic Market Neutral Momentum Index
Russell 1000 — Russell 1000 Index10

*	The line graph represents historical performance of a hypothetical investment of $10,000 from September 6, 2011 (Commencement of Operations) to June 30, 2018 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception
MOM NAV Return	9.46%*	-0.62%	0.49%	0.10%
MOM Market Price Return	9.41%	-0.60%	0.81%	0.09%
DJUS Momentum Index	10.22%	0.91%	2.46%	2.16%
Russell 1000 Index	14.54%	11.64%	13.37%	15.65%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (“GAAP”). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2018 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.75% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 10.53% and 2.07% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.AGFiQ.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

v

AGFiQ U.S. Market Neutral Value Fund (CHEP) (Unaudited):

The AGFiQ U.S. Market Neutral Value Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Thematic Market Neutral Value Index (“Target Index”). The Target Index, which is compiled by Dow Jones Indexes, is equal weighted, dollar neutral, and sector neutral. The Target Index rebalances monthly by identifying the most undervalued stocks as long positions and the most overvalued stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between high and low ranked stocks. Undervalued stocks within each sector receive higher rankings and overvalued stocks receive lower rankings. For the Fund, value investing entails investing in securities that have below-average valuations based on ratios such as earnings to price,8 book to price,9 and cash flow from operations to price and shorting securities that have above-average valuations based on the same ratios. The performance of the Fund will depend on the difference in the rates of return between the long positions and the short positions.

During the Annual Period (July 1, 2017 through June 30, 2018), the Fund’s market price return was -9.19% and its NAV return was -9.12%.1 The Target Index returned -8.75% during the same period. The Fund’s market price at June 30, 2018 was $23.61.

The Fund posted positive performance in only two of the 12 months for the period with returns ranging from -3.03% to 2.55%. The best performing months for the Fund were September and December 2017, finishing each month up 2.55%. The worst performing months for the Fund were May 2018 and August 2017, finishing down -3.03% and -2.30%, respectively.

The Fund is equal weighted, dollar neutral, and sector neutral, and the primary driver of performance is the isolated factor, in this case valuation based on cash flow to price, earnings to price, and book to price. During the Annual Period, the market rewarded higher valuation companies over lower valuation companies, resulting in negative performance for the Fund.

The Fund had an annualized volatility3 of 6.10% for the Annual Period.

As of 06/30/2018	Fund Sector Weights (Based on Net Assets)
	% Long Weight	% Short Weight
Basic Materials	3.84%	-4.14%
Consumer Goods	9.09%	-9.30%
Consumer Services	12.08%	-11.77%
Energy	5.54%	-5.45%
Financials	24.12%	-25.48%
Health Care	9.73%	-9.71%
Industrials	18.61%	-18.72%
Technology	11.77%	-12.81%
Telecommunications	0.47%	-0.50%
Utilities	4.64%	-4.53%

As of 06/30/2018	Portfolio Characteristics
	Long Portfolio	Short Portfolio
Number of Companies	200	200
Price/Earnings Ratio[8]	13.61	38.99
Price/Book Ratio[9]	1.70	7.98
Average Market Cap ($B)	20.67	30.26
Median Market Cap ($B)	8.21	11.26
Beta	1.04	1.00

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.AGFiQ.com.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

CHEP — AGFiQ U.S. Market Neutral Value Fund
DJUS Value Index — Dow Jones U.S. Thematic Market Neutral Value Index
Russell 1000 — Russell 1000 Index10

*	The line graph represents historical performance of a hypothetical investment of $10,000 from September 12, 2011 (Commencement of Operations) to June 30, 2018 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception
CHEP NAV Return	-9.23%*	-3.13%	-2.56%	-0.08%
CHEP Market Price Return	-9.19%	-3.30%	-2.55%	-0.08%
DJUS Value Index	-8.75%	-1.70%	-0.64%	1.91%
Russell 1000 Index	14.54%	11.64%	13.37%	15.65%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2018 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.75% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 12.00% and 1.87% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.AGFiQ.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ U.S. Market Neutral Size Fund (SIZ) (Unaudited):

The AGFiQ U.S. Market Neutral Size Fund seeks performance that corresponds to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Thematic Market Neutral Size Index (“Target Index”). The Target Index, which is compiled by Dow Jones Indexes, is equal weighted, dollar neutral, and sector neutral. The Target Index rebalances monthly by identifying the lowest capitalization stocks as long positions and highest capitalization stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provided investors with the means of seeking the spread return between high and low ranked stocks. Stocks are ranked from smallest to largest by market capitalization within the Dow Jones U.S. Index.7 Size investing entails investing in securities within the universe that have below-average market capitalizations and shorting securities with above-average market capitalizations. The performance of the Fund will depend on the difference in the rates of return between these long positions and short positions.

During the Annual Period (July 1, 2017 through June 30, 2018), the Fund’s market price return was -1.98% and its NAV return was -2.44%.1 The Target Index returned -2.39% during the same period. The Fund’s market price at June 30, 2018 was $20.32.

The Fund posted positive performance in four of 12 months of the period, with returns ranging from -3.51% to 2.76%. The best performing months for the Fund were March and May 2018, finishing up 2.76% and 2.18%, respectively. The worst performing months for the Fund were January 2018 and August 2017, finishing down -3.51% and -1.84%, respectively.

The Fund is equal weighted, dollar neutral, and sector neutral, and the primary driver of performance is the isolated factor, in this case market capitalization. During the Annual Period, the market favored larger cap names over smaller cap names resulting in negative performance for the Fund.

The Fund had an annualized volatility3 of 6.31% for the Annual Period.

As of 06/30/2018	Fund Sector Weights (Based on Net Assets)
	% Long Weight	% Short Weight
Basic Materials	3.92%	-4.07%
Consumer Goods	9.56%	-9.43%
Consumer Services	11.96%	-12.04%
Energy	5.52%	-5.53%
Financials	24.92%	-24.41%
Health Care	8.97%	-9.05%
Industrials	17.87%	-17.49%
Technology	11.94%	-11.87%
Telecommunications	0.50%	-0.49%
Utilities	4.53%	-4.53%

As of 06/30/2018	Portfolio Characteristics
	Long Portfolio	Short Portfolio
Number of Companies	200	200
Price/Earnings Ratio[8]	22.43	22.29
Price/Book Ratio[9]	2.63	3.75
Average Market Cap ($B)	3.70	93.62
Median Market Cap ($B)	3.69	55.82
Beta	1.00	1.00

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.AGFiQ.com.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

SIZ — AGFiQ U.S. Market Neutral Size Fund
DJUS Size Index — Dow Jones U.S. Thematic Market Neutral Size Index
Russell 1000 — Russell 1000 Index10

*	The line graph represents historical performance of a hypothetical investment of $10,000 from September 6, 2011 (Commencement of Operations) to June 30, 2018 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception
SIZ NAV Return	-2.44%*	-5.87%	-4.36%	-2.86%
SIZ Market Price Return	-1.98%	-5.90%	-4.40%	-2.89%
DJUS Size Index	-2.39%	-5.15%	-3.10%	-1.47%
Russell 1000 Index	14.54%	11.64%	13.37%	15.65%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2018 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.75% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 12.56% and 2.46% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.AGFiQ.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) (Unaudited):

The AGFiQ U.S. Market Neutral Anti-Beta Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Thematic Market Neutral Anti-Beta Index (“Target Index”). The Target Index, which is compiled by Dow Jones Indexes, is equal weighted, dollar neutral, and sector neutral. The Target Index rebalances monthly by identifying the lowest beta stocks as long positions and highest beta stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between low and high beta stocks. Low beta stocks are those stocks that are less volatile than the Dow Jones U.S. Index,7 and high beta stocks are those stocks that are more volatile than the Dow Jones U.S. Index. Anti-beta investing entails investing in securities that have below-average betas and shorting securities that have above-average betas. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions.

During the Annual Period (July 1, 2017 through June 30, 2018), the Fund’s market price return was 0.20% and its NAV return was 0.25%.1 The Target Index returned 0.74% during the same period. The Fund’s market price at June 30, 2018 was $20.04.

The Fund posted positive performance in five of the 12 months of the period with returns ranging from -3.88% to 3.99%. The best performing months for the Fund were June and March 2018, finishing up 3.99% and 2.99%, respectively. The worst performing months for the Fund were September 2017 and January 2018, finishing down -3.88% and -2.19%, respectively.

The Fund is equal weighted, dollar neutral, and sector neutral, and the primary driver of performance is the isolated factor, in this case beta. During the Annual Period, the market tended to favor lower beta stocks over higher beta stocks, resulting in positive performance for the Fund.

The Fund had annualized volatility3 of 7.19% for the Annual Period.

As of 06/30/2018	Fund Sector Weights (Based on Net Assets)
	% Long Weight	% Short Weight
Basic Materials	3.98%	-3.94%
Consumer Goods	8.94%	-8.88%
Consumer Services	11.89%	-11.97%
Energy	5.44%	-5.43%
Financials	24.36%	-24.23%
Health Care	9.46%	-9.39%
Industrials	18.34%	-18.32%
Technology	11.93%	-11.91%
Telecommunications	0.49%	-0.50%
Utilities	4.48%	-4.47%

As of 06/30/2018	Portfolio Characteristics
	Long Portfolio	Short Portfolio
Number of Companies	200	200
Price/Earnings Ratio[8]	25.93	20.05
Price/Book Ratio[9]	3.13	3.12
Average Market Cap ($B)	16.05	27.81
Median Market Cap ($B)	10.24	8.20
Beta	0.80	1.25

x

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.AGFiQ.com.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

BTAL — AGFiQ U.S. Market Neutral Anti-Beta Fund
DJUS Anti-Beta Index — Dow Jones U.S. Thematic Market Neutral Anti-Beta Index
Russell 1000 — Russell 1000 Index10

*	The line graph represents historical performance of a hypothetical investment of $10,000 from September 12, 2011 (Commencement of Operations) to June 30, 2018 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2018

	1 Year	3 Year	5 Year	Since Inception
BTAL NAV Return	0.25%*	1.21%	-1.02%	-2.94%
BTAL Market Price Return	0.20%	1.19%	-1.03%	-2.95%
DJUS Anti-Beta Index	0.74%	2.95%	0.94%	-1.02%
Russell 1000 Index	14.54%	11.64%	13.37%	15.65%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2018 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.75% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 3.60% and 1.93% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.AGFiQ.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ Hedged Dividend Income Fund (DIVA) (Unaudited):

The AGFiQ Hedged Dividend Income Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Indxx Hedged Dividend Income Index11 (“Target Index”). The Target Index, which is compiled by Target Index, is designed to generate a high current yield and capital appreciation. The Target Index rebalances monthly by identifying the highest dividend stocks as long positions, and the lowest dividend stocks as short positions. The Target Index invests in stocks with stable or growing dividends that trade at high yields. In an attempt to reduce risk, the Target Index shorts stocks in each sector which have unstable or low dividends. The Target Index is approximately 100% long and 50% short at the time of rebalances. The maximum weight for any sector in the long portfolio is 25%. Sector and industry weights in the short portfolio are approximately 50% of the size of the long sector weights. The Target Index has 100 long positions and approximately 150-200 short positions. The Fund provides investors with the means of seeking the spread return between low and high dividend stocks. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions.

During the Annual Period (July 1, 2017 through June 30, 2018), the Fund’s market price return was -0.39% and its NAV return was -0.26%.1 The Index returned 0.82% during the same period. The Fund’s market price at June 30, 2018 was $23.56.

The Fund posted positive performance in six of the 12 months of the period with returns ranging from -3.22% to 2.14%. The best performing months for the Fund were May 2018 and November 2017, finishing up 2.14% and 1.93%, respectively. The worst performing months for the Fund were February 2018 and October 2017, finishing down -3.22% and -1.35% respectively.

The Fund is designed as a long/short fund with approximately 100% long exposure and 50% short exposure, and the primary driver of performance is the isolated factor, in this case high equity dividend yield. During the Annual Period, rate sensitive stocks hovered around flat, resulting in a slight negative performance for the Fund.

The Fund had annualized volatility3 of 5.33% for the Annual Period.

As of 06/30/2018	Fund Sector Weights (Based on Net Assets)
	% Long Weight	% Short Weight
Basic Materials	0.93%	-0.46%
Consumer Discretionary	14.77%	-7.23%
Consumer Staples	5.88%	-3.39%
Energy	16.83%	-8.39%
Financials	11.83%	-10.71%
Health Care	2.98%	-0.99%
Industrials	1.94%	-1.00%
Technology	3.79%	-2.07%
Real Estate	12.76%	-1.72%
Telecommunication	1.95%	-0.98%
Utilities	24.54%	-12.19%

As of 06/30/2018	Portfolio Characteristics
	Long Portfolio	Short Portfolio
Number of Companies	100	199
Price/Earnings Ratio[8]	18.23	22.24
Price/Book Ratio[9]	1.95	2.53
Average Market Cap ($B)	36.60	28.13
Median Market Cap ($B)	10.54	9.95
Beta	0.88	0.90

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.AGFiQ.com.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

DIVA — AGFiQ Hedged Dividend Income Fund
Hedged Dividend Income Index — INDXX Hedged Dividend Income Index
BloomBarc US Corporate Bond Index — Bloomberg Barclays US Corporate Total Return Value Unhedged Index12

*	The line graph represents historical performance of a hypothetical investment of $10,000 from January 15, 2015 (Commencement of Operations) to June 30, 2018 assuming the reinvestment of distributions.

Cumulative Total Return as of June 30, 2018

	1 Year	3 Year	Since Inception
DIVA NAV Return	-0.26%*	5.82%	3.80%
DIVA Market Price Return	-0.39%	5.71%	3.79%
INDXX Hedged Dividend Income Index	0.82%	7.17%	5.14%
BloomBarc US Corp Bond Index	-0.83%	3.07%	1.86%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2018 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.75% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 3.76% and 1.15% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.AGFiQ.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

Footnotes to Shareholder Letter and Management Discussion of Fund Performance:

1	A Fund’s per share net asset value (“NAV”) is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the Fund, and the Market Price Return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
2	Standard & Poor’s (S&P) 500 Index — The S&P 500 Index consists of 500 large-cap common stocks actively traded on the NYSE and NASDAQ.
3	Volatility — A statistical measure of the dispersion of returns for a given security or market index.
4	Correlation — A statistical measure of how two securities move in relation to each other.
5	Russell 2000 Index — The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market cap of that index.
6	Russell 3000 Index — The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
7	Dow Jones U.S. Index — A market-capitalization-weighted index providing broad coverage of the U.S. stock market. The index is considered a total market index, representing the top 95% of the U.S. stock market based on market capitalization.
8	Price/Earnings Ratio — Market Value per share/Earning per share.
9	Price/Book Ratio — Stock Price/(Total Assets — Intangible Assets and Liabilities).
10	Russell 1000 Index — The Russell 1000 Index measures the performance of approximately 1,000 of the largest companies in the U.S. equity universe. The Russell 1000 Index is a subset of the Russell 3000 Index comprising over 90% of the total market capitalization of all listed U.S. stocks.
11	INDXX Hedged Dividend Income Index — The INDXX Hedged Dividend Income Index is designed to measure the performance of a strategy utilizing three portfolios: a long portfolio (with 100% long position in the INDXX Long High Dividend Index); a short portfolio (with 50% short position in the INDXX Short Low Dividend Index); and a 50% long position in the INDXX Cash Index. The Index is approximately 100% long and 50% short at the time of rebalances. The maximum weight for any sector in the long portfolio is 25%.
12	Bloomberg Barclays US Corporate Total Return Value Unhedged Index — The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Long Positions – 83.4%
Common Stocks – 83.4%
Aerospace & Defense – 4.2%
Boeing Co. (The)(a)	105	$35,228
BWX Technologies, Inc.(a)	574	35,772
Curtiss-Wright Corp.(a)	301	35,825
Harris Corp.(a)	245	35,412
HEICO Corp.(a)	490	35,754
Hexcel Corp.(a)	539	35,779
Spirit AeroSystems Holdings, Inc., Class A	413	35,481
Teledyne Technologies, Inc.*	182	36,229
Textron, Inc.	546	35,987
TransDigm Group, Inc.	105	36,240
		357,707
Air Freight & Logistics – 0.8%
Expeditors International of Washington, Inc.	490	35,819
XPO Logistics, Inc.*	357	35,764
		71,583
Auto Components – 1.7%
Aptiv plc(a)	392	35,919
Autoliv, Inc.(a)	252	36,091
Lear Corp.	189	35,118
Visteon Corp.*	273	35,283
		142,411
Banks – 6.2%
Bank of America Corp.(a)	1,267	35,717
BankUnited, Inc.	875	35,744
Comerica, Inc.(a)	392	35,641
East West Bancorp, Inc.(a)	546	35,599
Fifth Third Bancorp(a)	1,246	35,760
First Citizens BancShares, Inc., Class A(a)	91	36,700
First Financial Bankshares, Inc.(a)	700	35,630
JPMorgan Chase & Co.(a)	343	35,740
Regions Financial Corp.	1,988	35,347
SVB Financial Group*	126	36,384
TCF Financial Corp.	1,442	35,502
Umpqua Holdings Corp.	1,582	35,737
Webster Financial Corp.	560	35,672
Wintrust Financial Corp.	406	35,342
Zions Bancorp	672	35,408
		535,923
Beverages – 0.4%
Brown-Forman Corp., Class B(a)	728	35,679
Biotechnology – 2.5%
AbbVie, Inc.(a)	385	35,670
Agios Pharmaceuticals, Inc.*(a)	427	35,966

Investments	Number of Shares	Value
Bluebird Bio, Inc.*(a)	224	$35,157
Exact Sciences Corp.*(a)	595	35,575
Ligand Pharmaceuticals, Inc.*	175	36,255
Neurocrine Biosciences, Inc.*	364	35,759
		214,382
Building Products – 0.4%
Armstrong World Industries, Inc.*	574	36,277
Capital Markets – 6.6%
BlackRock, Inc.(a)	70	34,933
Cboe Global Markets, Inc.(a)	343	35,696
Charles Schwab Corp. (The)	700	35,770
CME Group, Inc.(a)	217	35,571
E*TRADE Financial Corp.*(a)	581	35,534
Evercore, Inc., Class A(a)	336	35,431
Lazard Ltd., Class A(a)	742	36,291
LPL Financial Holdings, Inc.	553	36,243
Moody’s Corp.	210	35,817
MSCI, Inc.	217	35,898
Nasdaq, Inc.	392	35,778
Raymond James Financial, Inc.	399	35,651
S&P Global, Inc.	175	35,681
SEI Investments Co.	567	35,449
T. Rowe Price Group, Inc.	308	35,756
TD Ameritrade Holding Corp.(a)	644	35,272
		570,771
Chemicals – 0.8%
CF Industries Holdings, Inc.(a)	805	35,742
Westlake Chemical Corp.	329	35,410
		71,152
Commercial Services & Supplies – 0.8%
Cintas Corp.(a)	196	36,274
Copart, Inc.*(a)	630	35,633
		71,907
Communications Equipment – 0.8%
Arista Networks, Inc.*(a)	140	36,049
Palo Alto Networks, Inc.*	175	35,957
		72,006
Consumer Finance – 1.3%
Ally Financial, Inc.(a)	1,358	35,675
American Express Co.(a)	364	35,672
Credit Acceptance Corp.*(a)	105	37,107
		108,454
Diversified Consumer Services – 0.8%
Grand Canyon Education, Inc.*	322	35,938
ServiceMaster Global Holdings, Inc.*	602	35,801
		71,739
Diversified Financial Services – 0.4%
Voya Financial, Inc.	756	35,532

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Diversified Telecommunication Services – 0.4%
Verizon Communications, Inc.	714	$35,921
Electric Utilities – 1.7%
ALLETE, Inc.(a)	462	35,763
Exelon Corp.(a)	847	36,082
FirstEnergy Corp.(a)	1,001	35,946
NextEra Energy, Inc.	217	36,246
		144,037
Electrical Equipment – 0.4%
Generac Holdings, Inc.*(a)	700	36,211
Electronic Equipment, Instruments & Components – 2.5%
FLIR Systems, Inc.(a)	686	35,651
IPG Photonics Corp.*(a)	161	35,522
Keysight Technologies, Inc.*(a)	609	35,949
Littelfuse, Inc.	154	35,140
Vishay Intertechnology, Inc.	1,547	35,890
Zebra Technologies Corp., Class A*	252	36,099
		214,251
Equity Real Estate Investment Trusts (REITs) – 1.7%
CubeSmart	1,113	35,861
Rayonier, Inc.	931	36,020
Spirit Realty Capital, Inc.	4,480	35,975
STORE Capital Corp.	1,316	36,058
		143,914
Food Products – 0.4%
Lamb Weston Holdings, Inc.	518	35,488
Gas Utilities – 0.4%
New Jersey Resources Corp.	805	36,024
Health Care Equipment & Supplies – 2.1%
ABIOMED, Inc.*(a)	84	34,360
Align Technology, Inc.*(a)	105	35,925
Haemonetics Corp.*(a)	399	35,782
Intuitive Surgical, Inc.*(a)	77	36,843
ResMed, Inc.	343	35,528
		178,438
Health Care Providers & Services – 1.7%
Centene Corp.*(a)	287	35,361
Chemed Corp.(a)	112	36,043
Encompass Health Corp.	532	36,027
Tenet Healthcare Corp.*	1,078	36,189
		143,620
Independent Power and Renewable Electricity Producers – 1.3%
AES Corp.(a)	2,688	36,046
NRG Energy, Inc.	1,169	35,888
Vistra Energy Corp.*	1,519	35,940
		107,874

Investments	Number of Shares	Value
Insurance – 2.1%
FNF Group(a)	952	$35,814
Hanover Insurance Group, Inc. (The)	301	35,988
Kemper Corp.(a)	476	36,010
Primerica, Inc.	357	35,557
Progressive Corp. (The)	602	35,608
		178,977
Internet & Direct Marketing Retail – 2.1%
Amazon.com, Inc.*(a)	21	35,696
Netflix, Inc.*	91	35,620
Shutterfly, Inc.*	399	35,922
TripAdvisor, Inc.*	644	35,877
Wayfair, Inc., Class A*	301	35,747
		178,862
Internet Software & Services – 2.1%
Akamai Technologies, Inc.*(a)	490	35,883
GrubHub, Inc.*(a)	343	35,984
IAC/InterActiveCorp*(a)	238	36,292
Twitter, Inc.*	819	35,766
Yelp, Inc.*	917	35,928
		179,853
IT Services – 4.2%
Broadridge Financial Solutions, Inc.(a)	308	35,451
EPAM Systems, Inc.*(a)	287	35,683
FleetCor Technologies, Inc.*(a)	168	35,389
Mastercard, Inc., Class A	182	35,766
PayPal Holdings, Inc.*	434	36,139
Square, Inc., Class A*	581	35,813
Total System Services, Inc.	427	36,090
Visa, Inc., Class A	273	36,159
WEX, Inc.*	189	36,001
Worldpay, Inc.*	441	36,065
		358,556
Leisure Products – 0.4%
Polaris Industries, Inc.	294	35,921
Life Sciences Tools & Services – 0.4%
Illumina, Inc.*(a)	126	35,191
Machinery – 1.3%
Caterpillar, Inc.(a)	266	36,088
ITT, Inc.	686	35,857
Xylem, Inc.	539	36,318
		108,263
Media – 0.8%
New York Times Co. (The), Class A	1,386	35,897
Sirius XM Holdings, Inc.	5,278	35,732
		71,629

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Metals & Mining – 2.5%
Alcoa Corp.*(a)	763	$35,769
Allegheny Technologies, Inc.*(a)	1,407	35,344
Carpenter Technology Corp.(a)	679	35,695
Freeport-McMoRan, Inc.(a)	2,065	35,642
Steel Dynamics, Inc.	770	35,382
United States Steel Corp.	1,036	36,001
		213,833
Multiline Retail – 1.7%
Dollar General Corp.(a)	364	35,891
Kohl’s Corp.(a)	490	35,721
Macy’s, Inc.	952	35,633
Target Corp.	469	35,700
		142,945
Multi-Utilities – 0.4%
Public Service Enterprise Group, Inc.	665	36,003
Oil, Gas & Consumable Fuels – 4.2%
ConocoPhillips(a)	518	36,063
Continental Resources, Inc.*(a)	553	35,812
Diamondback Energy, Inc.(a)	273	35,919
HollyFrontier Corp.(a)	525	35,926
Marathon Oil Corp.	1,701	35,483
PBF Energy, Inc., Class A	854	35,808
Phillips 66	315	35,378
Valero Energy Corp.	322	35,687
Whiting Petroleum Corp.*	679	35,797
WPX Energy, Inc.*	1,981	35,717
		357,590
Personal Products – 1.3%
Estee Lauder Cos., Inc. (The), Class A(a)	252	35,958
Herbalife Nutrition Ltd.*(a)	665	35,724
Nu Skin Enterprises, Inc., Class A	462	36,123
		107,805
Pharmaceuticals – 1.3%
Horizon Pharma plc*	2,177	36,051
Nektar Therapeutics*	735	35,890
Zoetis, Inc.	420	35,780
		107,721
Professional Services – 1.2%
CoStar Group, Inc.*(a)	84	34,661
Robert Half International, Inc.	546	35,545
TransUnion	497	35,605
		105,811
Real Estate Management & Development – 0.8%
CBRE Group, Inc., Class A*(a)	749	35,757
Jones Lang LaSalle, Inc.(a)	217	36,020
		71,777

Investments	Number of Shares	Value
Road & Rail – 1.3%
Avis Budget Group, Inc.*(a)	1,113	$36,173
JB Hunt Transport Services, Inc.(a)	294	35,736
Old Dominion Freight Line, Inc.	238	35,452
		107,361
Semiconductors & Semiconductor Equipment – 2.5%
Cree, Inc.*(a)	854	35,501
Entegris, Inc.(a)	1,057	35,832
First Solar, Inc.*(a)	686	36,125
Micron Technology, Inc.*	679	35,607
NVIDIA Corp.	154	36,482
ON Semiconductor Corp.*	1,603	35,643
		215,190
Software – 5.4%
Activision Blizzard, Inc.(a)	469	35,794
Adobe Systems, Inc.*(a)	147	35,840
Aspen Technology, Inc.*(a)	385	35,705
Fortinet, Inc.*	574	35,835
Paycom Software, Inc.*	364	35,974
Proofpoint, Inc.*	315	36,323
PTC, Inc.*	378	35,460
Red Hat, Inc.*	266	35,742
ServiceNow, Inc.*	210	36,219
Splunk, Inc.*	364	36,076
Tableau Software, Inc., Class A*(a)	364	35,581
Take-Two Interactive Software, Inc.*	301	35,626
VMware, Inc., Class A*	245	36,008
		466,183
Specialty Retail – 3.3%
American Eagle Outfitters, Inc.(a)	1,519	35,317
Best Buy Co., Inc.(a)	476	35,500
Burlington Stores, Inc.*(a)	238	35,826
Five Below, Inc.*(a)	364	35,566
Gap, Inc. (The)(a)	1,099	35,597
Ross Stores, Inc.	420	35,595
Tiffany & Co.	273	35,927
Urban Outfitters, Inc.*	791	35,239
		284,567
Technology Hardware, Storage & Peripherals – 0.4%
NetApp, Inc.	455	35,731
Textiles, Apparel & Luxury Goods – 2.5%
Deckers Outdoor Corp.*(a)	315	35,560
Lululemon Athletica, Inc.*	287	35,832
Michael Kors Holdings Ltd.*(a)	539	35,898
PVH Corp.	238	35,633
Ralph Lauren Corp.	287	36,082
VF Corp.	441	35,950
		214,955

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Trading Companies & Distributors – 0.9%
United Rentals, Inc.*	245	$36,167
WW Grainger, Inc.(a)	119	36,700
		72,867
Total Common Stocks (Cost $6,564,896)		7,158,892
Total Long Positions (Cost $6,564,896)		7,158,892
Short Positions – (82.5)%
Common Stocks – (82.5)%
Aerospace & Defense – (0.8)%
Arconic, Inc.	(2,065)	(35,126)
General Dynamics Corp.	(189)	(35,231)
		(70,357)
Airlines – (2.1)%
Alaska Air Group, Inc.	(581)	(35,086)
American Airlines Group, Inc.	(924)	(35,075)
JetBlue Airways Corp.*	(1,862)	(35,341)
Southwest Airlines Co.	(693)	(35,260)
Spirit Airlines, Inc.*	(966)	(35,114)
		(175,876)
Auto Components – (1.2)%
Adient plc	(714)	(35,122)
Goodyear Tire & Rubber Co. (The)	(1,512)	(35,215)
Tenneco, Inc.	(791)	(34,772)
		(105,109)
Automobiles – (0.4)%
Harley-Davidson, Inc.	(840)	(35,347)
Banks – (0.8)%
Home BancShares, Inc.	(1,561)	(35,216)
Signature Bank*	(273)	(34,911)
		(70,127)
Beverages – (0.4)%
Molson Coors Brewing Co., Class B	(518)	(35,245)
Biotechnology – (3.3)%
ACADIA Pharmaceuticals, Inc.*	(2,317)	(35,381)
Alkermes plc*	(861)	(35,439)
Celgene Corp.*	(448)	(35,580)
Incyte Corp.*	(532)	(35,644)
Ionis Pharmaceuticals, Inc.*	(854)	(35,586)
Regeneron Pharmaceuticals, Inc.*	(105)	(36,224)
TESARO, Inc.*	(798)	(35,487)
United Therapeutics Corp.*	(315)	(35,642)
		(284,983)
Building Products – (0.8)%
Fortune Brands Home & Security, Inc.	(658)	(35,328)
Johnson Controls International plc	(1,057)	(35,357)
		(70,685)

Investments	Number of Shares	Value
Capital Markets – (1.7)%
Affiliated Managers Group, Inc.	(238)	$(35,383)
Franklin Resources, Inc.	(1,099)	(35,223)
Invesco Ltd.	(1,323)	(35,139)
Legg Mason, Inc.	(1,015)	(35,251)
		(140,996)
Chemicals – (3.3)%
Albemarle Corp.	(371)	(34,996)
International Flavors & Fragrances, Inc.	(287)	(35,577)
NewMarket Corp.	(91)	(36,809)
RPM International, Inc.	(609)	(35,517)
Scotts Miracle-Gro Co. (The)	(427)	(35,509)
Sensient Technologies Corp.	(497)	(35,560)
Valvoline, Inc.	(1,645)	(35,483)
WR Grace & Co.	(483)	(35,409)
		(284,860)
Commercial Services & Supplies – (0.8)%
Healthcare Services Group, Inc.	(819)	(35,373)
Stericycle, Inc.*	(546)	(35,648)
		(71,021)
Communications Equipment – (2.1)%
ARRIS International plc*	(1,442)	(35,250)
CommScope Holding Co., Inc.*	(1,211)	(35,367)
Juniper Networks, Inc.	(1,295)	(35,509)
Lumentum Holdings, Inc.*	(616)	(35,666)
ViaSat, Inc.*	(539)	(35,423)
		(177,215)
Construction Materials – (0.4)%
Martin Marietta Materials, Inc.	(161)	(35,956)
Consumer Finance – (0.4)%
Navient Corp.	(2,716)	(35,389)
Containers & Packaging – (2.5)%
Ball Corp.	(994)	(35,337)
Bemis Co., Inc.	(840)	(35,456)
Berry Global Group, Inc.*	(770)	(35,374)
Crown Holdings, Inc.*	(791)	(35,405)
Owens-Illinois, Inc.*	(2,100)	(35,301)
Sealed Air Corp.	(833)	(35,361)
		(212,234)
Diversified Consumer Services – (0.4)%
H&R Block, Inc.	(1,561)	(35,560)
Diversified Telecommunication Services – (0.8)%
AT&T, Inc.	(1,099)	(35,289)
CenturyLink, Inc.	(1,897)	(35,360)
		(70,649)
Electric Utilities – (2.5)%
Edison International	(560)	(35,431)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
PG&E Corp.	(840)	$(35,751)
Pinnacle West Capital Corp.	(441)	(35,527)
Portland General Electric Co.	(833)	(35,619)
PPL Corp.	(1,246)	(35,573)
Southern Co. (The)	(770)	(35,659)
		(213,560)
Electrical Equipment – (0.8)%
Acuity Brands, Inc.	(308)	(35,688)
Hubbell, Inc.	(329)	(34,788)
		(70,476)
Electronic Equipment, Instruments & Components – (2.9)%
Belden, Inc.	(581)	(35,511)
Coherent, Inc.*	(224)	(35,038)
Corning, Inc.	(1,288)	(35,433)
Jabil, Inc.	(1,281)	(35,432)
SYNNEX Corp.	(364)	(35,130)
Tech Data Corp.*	(427)	(35,065)
Trimble, Inc.*	(1,078)	(35,402)
		(247,011)
Energy Equipment & Services – (1.7)%
Baker Hughes a GE Co.	(1,078)	(35,607)
Nabors Industries Ltd.	(5,474)	(35,088)
Patterson-UTI Energy, Inc.	(1,960)	(35,280)
Weatherford International plc*	(10,745)	(35,351)
		(141,326)
Equity Real Estate Investment Trusts (REITs) – (12.4)%
American Campus Communities, Inc.	(826)	(35,419)
American Homes 4 Rent, Class A	(1,596)	(35,399)
AvalonBay Communities, Inc.	(210)	(36,097)
Boston Properties, Inc.	(287)	(35,996)
Colony Capital, Inc.	(5,649)	(35,250)
Corporate Office Properties Trust	(1,225)	(35,513)
EPR Properties	(546)	(35,375)
Equity Commonwealth*	(1,134)	(35,721)
Essex Property Trust, Inc.	(147)	(35,143)
Federal Realty Investment Trust	(280)	(35,434)
Forest City Realty Trust, Inc., Class A	(1,561)	(35,606)
GEO Group, Inc. (The)	(1,281)	(35,279)
HCP, Inc.	(1,379)	(35,606)
Healthcare Realty Trust, Inc.	(1,225)	(35,623)
Healthcare Trust of America, Inc., Class A	(1,316)	(35,479)
Highwoods Properties, Inc.	(700)	(35,511)
Mid-America Apartment Communities, Inc.	(350)	(35,235)
Outfront Media, Inc.	(1,827)	(35,535)
Paramount Group, Inc.	(2,310)	(35,574)
Physicians Realty Trust	(2,226)	(35,482)
Sabra Health Care REIT, Inc.	(1,624)	(35,290)
Senior Housing Properties Trust	(1,960)	(35,456)
SL Green Realty Corp.	(350)	(35,186)

Investments	Number of Shares	Value
Tanger Factory Outlet Centers, Inc.	(1,505)	$(35,352)
Uniti Group, Inc.	(1,771)	(35,473)
Urban Edge Properties	(1,561)	(35,700)
Ventas, Inc.	(623)	(35,480)
VEREIT, Inc.	(4,767)	(35,467)
Vornado Realty Trust	(483)	(35,703)
Welltower, Inc.	(567)	(35,545)
		(1,064,929)
Food & Staples Retailing – (0.4)%
Walgreens Boots Alliance, Inc.	(595)	(35,709)
Food Products – (2.1)%
Campbell Soup Co.	(875)	(35,473)
General Mills, Inc.	(798)	(35,319)
Hain Celestial Group, Inc. (The)*	(1,190)	(35,462)
Kraft Heinz Co. (The)	(567)	(35,619)
TreeHouse Foods, Inc.*	(679)	(35,654)
		(177,527)
Health Care Equipment & Supplies – (1.7)%
DENTSPLY SIRONA, Inc.	(812)	(35,541)
Hologic, Inc.*	(889)	(35,338)
NuVasive, Inc.*	(679)	(35,389)
Zimmer Biomet Holdings, Inc.	(315)	(35,104)
		(141,372)
Health Care Providers & Services – (2.9)%
Acadia Healthcare Co., Inc.*	(868)	(35,510)
Cardinal Health, Inc.	(728)	(35,548)
CVS Health Corp.	(546)	(35,135)
Henry Schein, Inc.*	(490)	(35,594)
McKesson Corp.	(266)	(35,484)
MEDNAX, Inc.*	(826)	(35,749)
Patterson Cos., Inc.	(1,561)	(35,388)
		(248,408)
Health Care Technology – (0.4)%
Cerner Corp.*	(595)	(35,575)
Hotels, Restaurants & Leisure – (0.4)%
Starbucks Corp.	(728)	(35,563)
Household Durables – (0.8)%
Newell Brands, Inc.	(1,365)	(35,203)
Whirlpool Corp.	(245)	(35,827)
		(71,030)
Household Products – (0.4)%
Kimberly-Clark Corp.	(336)	(35,394)
Industrial Conglomerates – (0.8)%
3M Co.	(182)	(35,803)
General Electric Co.	(2,597)	(35,345)
		(71,148)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Insurance – (4.5)%
American International Group, Inc.	(665)	$(35,258)
Arch Capital Group Ltd.*	(1,330)	(35,192)
Assured Guaranty Ltd.	(994)	(35,516)
Athene Holding Ltd., Class A*	(805)	(35,291)
Axis Capital Holdings Ltd.	(637)	(35,430)
Chubb Ltd.	(280)	(35,565)
Everest Re Group Ltd.	(154)	(35,494)
Principal Financial Group, Inc.	(665)	(35,212)
Prudential Financial, Inc.	(378)	(35,347)
RenaissanceRe Holdings Ltd.	(294)	(35,374)
Unum Group	(952)	(35,214)
		(388,893)
Internet & Direct Marketing Retail – (0.8)%
Expedia Group, Inc.	(294)	(35,336)
Qurate Retail, Inc.*	(1,666)	(35,352)
		(70,688)
Internet Software & Services – (0.8)%
j2 Global, Inc.	(413)	(35,770)
LogMeIn, Inc.	(343)	(35,415)
		(71,185)
IT Services – (1.7)%
Alliance Data Systems Corp.	(154)	(35,913)
Amdocs Ltd.	(532)	(35,213)
Euronet Worldwide, Inc.*	(427)	(35,770)
International Business Machines Corp.	(252)	(35,204)
		(142,100)
Leisure Products – (0.4)%
Mattel, Inc.	(2,170)	(35,631)
Machinery – (3.3)%
AGCO Corp.	(581)	(35,278)
Colfax Corp.*	(1,155)	(35,401)
Cummins, Inc.	(266)	(35,378)
Flowserve Corp.	(875)	(35,350)
Kennametal, Inc.	(980)	(35,182)
Lincoln Electric Holdings, Inc.	(406)	(35,631)
Middleby Corp. (The)*	(343)	(35,816)
Toro Co. (The)	(588)	(35,427)
		(283,463)
Media – (3.3)%
CBS Corp. (Non-Voting), Class B	(630)	(35,419)
Charter Communications, Inc., Class A*	(119)	(34,892)
Cinemark Holdings, Inc.	(1,008)	(35,361)
Comcast Corp., Class A	(1,071)	(35,139)
DISH Network Corp., Class A*	(1,050)	(35,290)
Liberty Broadband Corp., Class C*	(469)	(35,513)
Omnicom Group, Inc.	(462)	(35,237)
Viacom, Inc., Class B	(1,176)	(35,468)
		(282,319)

Investments	Number of Shares	Value
Multi-Utilities – (1.3)%
Black Hills Corp.	(581)	$(35,563)
Dominion Energy, Inc.	(518)	(35,317)
NorthWestern Corp.	(623)	(35,667)
		(106,547)
Oil, Gas & Consumable Fuels – (2.9)%
Apache Corp.	(756)	(35,343)
Chesapeake Energy Corp.*	(6,685)	(35,029)
Cimarex Energy Co.	(350)	(35,609)
Kinder Morgan, Inc.	(2,009)	(35,499)
Newfield Exploration Co.*	(1,176)	(35,574)
Range Resources Corp.	(2,107)	(35,250)
Southwestern Energy Co.*	(6,622)	(35,097)
		(247,401)
Personal Products – (0.8)%
Coty, Inc., Class A	(2,527)	(35,631)
Edgewell Personal Care Co.*	(707)	(35,675)
		(71,306)
Pharmaceuticals – (0.4)%
Allergan plc	(210)	(35,011)
Professional Services – (1.2)%
Equifax, Inc.	(280)	(35,031)
ManpowerGroup, Inc.	(406)	(34,940)
Nielsen Holdings plc	(1,148)	(35,508)
		(105,479)
Real Estate Management & Development – (0.4)%
Realogy Holdings Corp.	(1,561)	(35,591)
Semiconductors & Semiconductor Equipment – (1.3)%
Cirrus Logic, Inc.*	(924)	(35,417)
Skyworks Solutions, Inc.	(364)	(35,181)
Universal Display Corp.	(413)	(35,518)
		(106,116)
Software – (2.1)%
CDK Global, Inc.	(546)	(35,517)
Ellie Mae, Inc.*	(343)	(35,617)
Manhattan Associates, Inc.*	(756)	(35,540)
Nuance Communications, Inc.*	(2,576)	(35,768)
Symantec Corp.	(1,729)	(35,704)
		(178,146)
Specialty Retail – (1.6)%
Bed Bath & Beyond, Inc.	(1,764)	(35,148)
L Brands, Inc.	(952)	(35,110)
Sally Beauty Holdings, Inc.*	(2,212)	(35,458)
Ulta Beauty, Inc.*	(147)	(34,318)
		(140,034)
Technology Hardware, Storage & Peripherals – (1.3)%
NCR Corp.*	(1,176)	(35,256)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Western Digital Corp.	(455)	$(35,222)
Xerox Corp.	(1,477)	(35,448)
		(105,926)
Tobacco – (0.8)%
Altria Group, Inc.	(623)	(35,380)
Philip Morris International, Inc.	(441)	(35,607)
		(70,987)
Trading Companies & Distributors – (0.8)%
Beacon Roofing Supply, Inc.*	(847)	(36,099)
Univar, Inc.*	(1,344)	(35,267)
		(71,366)
Transportation Infrastructure – (0.4)%
Macquarie Infrastructure Corp.	(840)	(35,448)
Total Common Stocks (Proceeds $(7,429,224))		(7,084,274)
Total Short Positions (Proceeds $(7,429,224))		(7,084,274)

Investments	Number of Shares	Value
Total Investments – 0.9% (Cost $(864,328))		$74,618
Other Assets Less Liabilities – 99.1%		8,514,879
Net Assets – 100.0%		$8,589,497
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $3,218,542.

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,064,225
Aggregate gross unrealized depreciation	(365,290)
Net unrealized appreciation	$698,935
Federal income tax cost of investments (including derivative contracts, if any)	$(622,501)

OTC Total return swap contracts outstanding as of June 30, 2018

Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged	Net Amount(5)
1,309,692 USD	10/3/2019	Morgan Stanley	1.69%	Dow Jones U.S. High Momentum Total Return Index(6)	$69,334	$—	$69,334
(1,389,212) USD	10/3/2019	Morgan Stanley	(2.59)%	Dow Jones U.S. Low Momentum Total Return Index(7)	(67,518)	67,518(8)	—
					$1,816		$69,334
(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of June 30, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.
(3)	The 50 largest components of the referenced underlying Swap Index can be found at http://www.agfiq.com/agfiq/agfiqweb/us/en/resources/regulatory-material/index.jsp
(4)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.
(5)	Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
(6)	The Dow Jones U.S. High Momentum Total Return Index (DJTLMOT) is designed to measure the performance of 200 companies ranked as having the highest momentum. Momentum is calculated by ranking stocks by their 12-month historical total return, starting one month prior to reconstitution. Dividends are reinvested.

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2018

(7)	The Dow Jones U.S. Low Momentum Total Return Index (DJTSMOT) is designed to measure the performance of 200 companies ranked as having the lowest momentum. Momentum is calculated by ranking stocks by their 12-month historical total return, starting one month prior to reconstitution. Dividends are reinvested.
(8)	Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. Generally Accepted Accounting Principles (“GAAP”), the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

Abbreviations
USD	US Dollar

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Long Positions – 89.7%
Common Stocks – 89.7%
Aerospace & Defense – 0.4%
Arconic, Inc.(a)	306	$5,205
Airlines – 2.6%
Alaska Air Group, Inc.(a)	89	5,375
Delta Air Lines, Inc.(a)	96	4,756
JetBlue Airways Corp.*(a)	286	5,428
Southwest Airlines Co.	106	5,393
Spirit Airlines, Inc.*	138	5,017
United Continental Holdings, Inc.*	73	5,090
		31,059
Auto Components – 2.1%
BorgWarner, Inc.(a)	104	4,489
Dana, Inc.(a)	244	4,926
Goodyear Tire & Rubber Co. (The)(a)	223	5,194
Lear Corp.	29	5,389
Tenneco, Inc.	113	4,967
		24,965
Automobiles – 1.8%
Ford Motor Co.(a)	483	5,347
General Motors Co.(a)	121	4,767
Harley-Davidson, Inc.(a)	131	5,512
Thor Industries, Inc.	58	5,649
		21,275
Banks – 4.0%
Bank of America Corp.(a)	182	5,130
CIT Group, Inc.(a)	108	5,444
Citigroup, Inc.(a)	74	4,952
Citizens Financial Group, Inc.(a)	132	5,135
FNB Corp.(a)	411	5,516
IBERIABANK Corp.(a)	70	5,306
Popular, Inc.(a)	109	4,928
Sterling Bancorp	220	5,170
Wells Fargo & Co.	100	5,544
		47,125
Beverages – 0.5%
Molson Coors Brewing Co., Class B	88	5,988
Biotechnology – 1.0%
Gilead Sciences, Inc.(a)	80	5,667
United Therapeutics Corp.*	51	5,771
		11,438
Building Products – 0.9%
Johnson Controls International plc	158	5,285
Owens Corning	78	4,943
		10,228

Investments	Number of Shares	Value
Capital Markets – 2.2%
Goldman Sachs Group, Inc. (The)(a)	24	$5,294
Invesco Ltd.(a)	198	5,259
Janus Henderson Group plc(a)	175	5,378
Legg Mason, Inc.	145	5,036
Morgan Stanley	99	4,692
		25,659
Chemicals – 1.6%
Eastman Chemical Co.(a)	48	4,798
Huntsman Corp.(a)	158	4,614
Olin Corp.	160	4,595
Trinseo SA	75	5,321
		19,328
Commercial Services & Supplies – 0.9%
Deluxe Corp.(a)	75	4,966
Stericycle, Inc.*	87	5,680
		10,646
Communications Equipment – 1.3%
ARRIS International plc*(a)	202	4,938
CommScope Holding Co., Inc.*(a)	185	5,403
Juniper Networks, Inc.(a)	203	5,566
		15,907
Construction & Engineering – 1.3%
AECOM*	159	5,252
KBR, Inc.(a)	294	5,268
Quanta Services, Inc.*	149	4,977
		15,497
Consumer Finance – 1.3%
Ally Financial, Inc.(a)	211	5,543
Capital One Financial Corp.(a)	53	4,870
Navient Corp.	357	4,652
		15,065
Containers & Packaging – 1.8%
Bemis Co., Inc.(a)	122	5,150
International Paper Co.(a)	101	5,260
Sonoco Products Co.	105	5,512
WestRock Co.	92	5,246
		21,168
Diversified Financial Services – 0.4%
Voya Financial, Inc.	96	4,512
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	154	4,945
CenturyLink, Inc.(a)	283	5,275
		10,220

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Electric Utilities – 3.2%
Duke Energy Corp.(a)	70	$5,536
Edison International(a)	83	5,251
Entergy Corp.(a)	66	5,332
Exelon Corp.(a)	131	5,581
PG&E Corp.	118	5,022
PPL Corp.	199	5,682
Southern Co. (The)	114	5,279
		37,683
Electrical Equipment – 0.9%
Eaton Corp. plc(a)	68	5,082
Regal Beloit Corp.	67	5,481
		10,563
Electronic Equipment, Instruments & Components – 2.7%
Belden, Inc.(a)	98	5,990
Corning, Inc.(a)	182	5,007
Jabil, Inc.(a)	193	5,338
SYNNEX Corp.	50	4,825
Tech Data Corp.*	66	5,420
Vishay Intertechnology, Inc.	234	5,429
		32,009
Equity Real Estate Investment Trusts (REITs) – 1.0%
Medical Properties Trust, Inc.	398	5,588
Sabra Health Care REIT, Inc.	261	5,671
		11,259
Food & Staples Retailing – 0.9%
Kroger Co. (The)	221	6,288
Walgreens Boots Alliance, Inc.	79	4,741
		11,029
Food Products – 1.9%
JM Smucker Co. (The)	49	5,267
Post Holdings, Inc.*	71	6,107
TreeHouse Foods, Inc.*	112	5,881
Tyson Foods, Inc., Class A	80	5,508
		22,763
Health Care Equipment & Supplies – 0.4%
Zimmer Biomet Holdings, Inc.	46	5,126
Health Care Providers & Services – 5.5%
Acadia Healthcare Co., Inc.*(a)	136	5,564
Cardinal Health, Inc.(a)	103	5,029
Centene Corp.*(a)	48	5,914
Cigna Corp.(a)	32	5,438
CVS Health Corp.(a)	85	5,470
DaVita, Inc.*(a)	81	5,625
Laboratory Corp. of America Holdings*	30	5,386
McKesson Corp.	38	5,069

Investments	Number of Shares	Value
MEDNAX, Inc.*	118	$5,107
Patterson Cos., Inc.	261	5,917
Quest Diagnostics, Inc.(a)	50	5,497
Universal Health Services, Inc., Class B	45	5,015
		65,031
Hotels, Restaurants & Leisure – 1.3%
Carnival Corp.(a)	87	4,986
Norwegian Cruise Line Holdings Ltd.*	102	4,819
Royal Caribbean Cruises Ltd.	51	5,284
		15,089
Household Durables – 1.8%
Newell Brands, Inc.	230	5,932
PulteGroup, Inc.	178	5,117
Toll Brothers, Inc.	136	5,031
Whirlpool Corp.	37	5,410
		21,490
Independent Power and Renewable Electricity Producers – 0.5%
AES Corp.(a)	451	6,048
Industrial Conglomerates – 0.4%
General Electric Co.(a)	379	5,158
Insurance – 7.8%
Aflac, Inc.(a)	118	5,076
American International Group, Inc.(a)	102	5,408
Assured Guaranty Ltd.(a)	152	5,431
Athene Holding Ltd., Class A*(a)	121	5,305
Axis Capital Holdings Ltd.(a)	95	5,284
Brighthouse Financial, Inc.*(a)	116	4,648
Chubb Ltd.	41	5,208
CNO Financial Group, Inc.(a)	269	5,122
Everest Re Group Ltd.	24	5,531
Hartford Financial Services Group, Inc. (The)(a)	107	5,471
Lincoln National Corp.	82	5,104
Loews Corp.	104	5,021
MetLife, Inc.	106	4,622
Old Republic International Corp.	275	5,475
Principal Financial Group, Inc.	97	5,136
Prudential Financial, Inc.	51	4,769
Reinsurance Group of America, Inc.	35	4,672
Unum Group	140	5,179
		92,462
Internet & Direct Marketing Retail – 0.5%
Qurate Retail, Inc.*	266	5,645
IT Services – 2.7%
Alliance Data Systems Corp.(a)	26	6,063
CACI International, Inc., Class A*(a)	32	5,393

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Conduent, Inc.*(a)	257	$4,670
DXC Technology Co.(a)	57	4,595
International Business Machines Corp.(a)	38	5,309
Leidos Holdings, Inc.	90	5,310
		31,340
Machinery – 3.2%
AGCO Corp.(a)	84	5,101
Allison Transmission Holdings, Inc.(a)	142	5,750
Cummins, Inc.(a)	38	5,054
Kennametal, Inc.	147	5,277
PACCAR, Inc.	87	5,391
Snap-on, Inc.	34	5,464
Trinity Industries, Inc.	166	5,687
		37,724
Media – 1.8%
Discovery, Inc., Class C*(a)	207	5,279
GCI Liberty, Inc., Class A*	118	5,319
TEGNA, Inc.	523	5,675
Viacom, Inc., Class B	183	5,519
		21,792
Metals & Mining – 1.3%
Alcoa Corp.*(a)	109	5,110
Freeport-McMoRan, Inc.(a)	319	5,506
United States Steel Corp.	153	5,317
		15,933
Mortgage Real Estate Investment Trusts (REITs) – 3.6%
AGNC Investment Corp.(a)	279	5,187
Annaly Capital Management, Inc.	515	5,299
Blackstone Mortgage Trust, Inc., Class A(a)	171	5,375
Chimera Investment Corp.(a)	275	5,027
MFA Financial, Inc.	693	5,253
New Residential Investment Corp.	301	5,264
Starwood Property Trust, Inc.	259	5,623
Two Harbors Investment Corp.	354	5,593
		42,621
Multiline Retail – 1.0%
Kohl’s Corp.	79	5,759
Macy’s, Inc.	156	5,839
		11,598
Multi-Utilities – 0.5%
NorthWestern Corp.	99	5,668
Oil, Gas & Consumable Fuels – 5.0%
Antero Resources Corp.*(a)	283	6,042
Chevron Corp.	42	5,310
HollyFrontier Corp.(a)	70	4,790
Kinder Morgan, Inc.(a)	302	5,336
Marathon Petroleum Corp.	68	4,771
Murphy Oil Corp.	176	5,944

Investments	Number of Shares	Value
Newfield Exploration Co.*	169	$5,112
Parsley Energy, Inc., Class A*	175	5,299
PBF Energy, Inc., Class A	113	4,738
Range Resources Corp.	366	6,123
Whiting Petroleum Corp.*	100	5,272
		58,737
Paper & Forest Products – 0.9%
Domtar Corp.	110	5,251
Louisiana-Pacific Corp.	191	5,199
		10,450
Pharmaceuticals – 2.3%
Allergan plc(a)	36	6,002
Horizon Pharma plc*	322	5,332
Mylan NV*	135	4,879
Perrigo Co. plc	74	5,395
Pfizer, Inc.	146	5,297
		26,905
Professional Services – 0.5%
Nielsen Holdings plc	180	5,567
Real Estate Management & Development – 0.4%
Realogy Holdings Corp.	233	5,312
Road & Rail – 1.4%
Genesee & Wyoming, Inc., Class A*(a)	69	5,611
Kansas City Southern	49	5,192
Ryder System, Inc.	80	5,749
		16,552
Semiconductors & Semiconductor Equipment – 3.0%
Cypress Semiconductor Corp.(a)	328	5,110
Intel Corp.(a)	99	4,921
Lam Research Corp.	27	4,667
Micron Technology, Inc.*	94	4,930
ON Semiconductor Corp.*	214	4,758
Qorvo, Inc.*	66	5,291
Skyworks Solutions, Inc.	58	5,606
		35,283
Software – 1.5%
CA, Inc.(a)	161	5,740
Dell Technologies, Inc., Class V*(a)	70	5,920
Nuance Communications, Inc.*	400	5,554
		17,214
Specialty Retail – 2.3%
AutoNation, Inc.*(a)	109	5,295
Bed Bath & Beyond, Inc.(a)	300	5,977
Dick’s Sporting Goods, Inc.(a)	147	5,182
Foot Locker, Inc.(a)	100	5,265
Signet Jewelers Ltd.	94	5,241
		26,960

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Technology Hardware, Storage & Peripherals – 1.7%
Hewlett Packard Enterprise Co.(a)	355	$5,187
NCR Corp.*	179	5,366
Western Digital Corp.	61	4,722
Xerox Corp.	198	4,752
		20,027
Thrifts & Mortgage Finance – 1.0%
MGIC Investment Corp.*	517	5,542
Radian Group, Inc.	354	5,742
		11,284
Trading Companies & Distributors – 1.3%
Air Lease Corp.(a)	119	4,995
GATX Corp.(a)	75	5,567
United Rentals, Inc.*	34	5,019
		15,581
Transportation Infrastructure – 0.5%
Macquarie Infrastructure Corp.	138	5,824
Total Common Stocks (Cost $1,045,475)		1,059,012
Total Long Positions (Cost $1,045,475)		1,059,012
Short Positions – (92.0)%
Common Stocks – (92.0)%
Aerospace & Defense – (1.8)%
BWX Technologies, Inc.	(75)	(4,674)
Harris Corp.	(33)	(4,770)
HEICO Corp.	(76)	(5,561)
TransDigm Group, Inc.	(17)	(5,867)
		(20,872)
Air Freight & Logistics – (0.9)%
CH Robinson Worldwide, Inc.	(61)	(5,103)
Expeditors International of Washington, Inc.	(72)	(5,263)
		(10,366)
Automobiles – (0.4)%
Tesla, Inc.*	(15)	(5,144)
Banks – (0.4)%
First Financial Bankshares, Inc.	(102)	(5,192)
Beverages – (1.3)%
Brown-Forman Corp., Class B	(97)	(4,754)
Coca-Cola Co. (The)	(117)	(5,132)
Monster Beverage Corp.*	(105)	(6,016)
		(15,902)
Biotechnology – (6.3)%
Agios Pharmaceuticals, Inc.*	(63)	(5,306)
Alkermes plc*	(114)	(4,692)
Alnylam Pharmaceuticals, Inc.*	(54)	(5,318)

Investments	Number of Shares	Value
Bluebird Bio, Inc.*	(30)	$(4,709)
Clovis Oncology, Inc.*	(116)	(5,275)
Exact Sciences Corp.*	(90)	(5,381)
Incyte Corp.*	(83)	(5,561)
Ionis Pharmaceuticals, Inc.*	(116)	(4,834)
Ligand Pharmaceuticals, Inc.*	(28)	(5,801)
Neurocrine Biosciences, Inc.*	(56)	(5,501)
Portola Pharmaceuticals, Inc.*	(134)	(5,061)
Seattle Genetics, Inc.*	(85)	(5,643)
Ultragenyx Pharmaceutical, Inc.*	(69)	(5,304)
Vertex Pharmaceuticals, Inc.*	(36)	(6,119)
		(74,505)
Building Products – (0.9)%
AO Smith Corp.	(79)	(4,673)
Lennox International, Inc.	(27)	(5,404)
		(10,077)
Capital Markets – (3.7)%
Cboe Global Markets, Inc.	(55)	(5,724)
Charles Schwab Corp. (The)	(104)	(5,314)
FactSet Research Systems, Inc.	(28)	(5,547)
MarketAxess Holdings, Inc.	(24)	(4,749)
Moody’s Corp.	(32)	(5,458)
MSCI, Inc.	(34)	(5,624)
S&P Global, Inc.	(29)	(5,913)
SEI Investments Co.	(84)	(5,252)
		(43,581)
Chemicals – (3.7)%
Ecolab, Inc.	(40)	(5,613)
Ingevity Corp.*	(76)	(6,145)
International Flavors & Fragrances, Inc.	(44)	(5,454)
NewMarket Corp.	(13)	(5,259)
PPG Industries, Inc.	(51)	(5,290)
Sensient Technologies Corp.	(74)	(5,295)
Sherwin-Williams Co. (The)	(13)	(5,298)
Valvoline, Inc.	(264)	(5,695)
		(44,049)
Commercial Services & Supplies – (1.8)%
Cintas Corp.	(30)	(5,552)
Copart, Inc.*	(100)	(5,656)
Healthcare Services Group, Inc.	(122)	(5,269)
Rollins, Inc.	(100)	(5,258)
		(21,735)
Communications Equipment – (0.5)%
Arista Networks, Inc.*	(22)	(5,665)
Distributors – (0.5)%
Pool Corp.	(38)	(5,757)
Diversified Consumer Services – (0.5)%
Bright Horizons Family Solutions, Inc.*	(57)	(5,844)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Electric Utilities – (0.9)%
Alliant Energy Corp.	(130)	$(5,502)
NextEra Energy, Inc.	(31)	(5,178)
		(10,680)
Electrical Equipment – (0.4)%
Rockwell Automation, Inc.	(31)	(5,153)
Electronic Equipment, Instruments & Components – (1.8)%
Amphenol Corp., Class A	(58)	(5,055)
Cognex Corp.	(118)	(5,264)
IPG Photonics Corp.*	(23)	(5,075)
National Instruments Corp.	(130)	(5,457)
		(20,851)
Energy Equipment & Services – (3.5)%
Apergy Corp.*	(124)	(5,177)
Baker Hughes a GE Co.	(141)	(4,657)
Core Laboratories NV	(44)	(5,553)
Helmerich & Payne, Inc.	(73)	(4,655)
Nabors Industries Ltd.	(716)	(4,590)
National Oilwell Varco, Inc.	(131)	(5,685)
Schlumberger Ltd.	(80)	(5,362)
Weatherford International plc*	(1,589)	(5,228)
		(40,907)
Equity Real Estate Investment Trusts (REITs) – (16.9)%
Alexandria Real Estate Equities, Inc.	(41)	(5,173)
American Tower Corp.	(40)	(5,767)
Apartment Investment & Management Co., Class A	(128)	(5,414)
Boston Properties, Inc.	(43)	(5,393)
Camden Property Trust	(59)	(5,377)
CoreSite Realty Corp.	(56)	(6,206)
Crown Castle International Corp.	(52)	(5,607)
CubeSmart	(174)	(5,606)
CyrusOne, Inc.	(95)	(5,544)
Digital Realty Trust, Inc.	(48)	(5,356)
Douglas Emmett, Inc.	(147)	(5,906)
Duke Realty Corp.	(186)	(5,400)
EastGroup Properties, Inc.	(58)	(5,542)
Equinix, Inc.	(12)	(5,159)
Equity LifeStyle Properties, Inc.	(63)	(5,790)
Essex Property Trust, Inc.	(21)	(5,020)
Extra Space Storage, Inc.	(61)	(6,088)
Federal Realty Investment Trust	(42)	(5,315)
First Industrial Realty Trust, Inc.	(164)	(5,468)
Healthcare Realty Trust, Inc.	(198)	(5,758)
Iron Mountain, Inc.	(168)	(5,882)
Lamar Advertising Co., Class A	(76)	(5,192)
Macerich Co. (The)	(98)	(5,569)
Public Storage	(26)	(5,898)
Rayonier, Inc.	(140)	(5,417)

Investments	Number of Shares	Value
Ryman Hospitality Properties, Inc.	(66)	$(5,488)
SBA Communications Corp.*	(31)	(5,119)
Simon Property Group, Inc.	(33)	(5,616)
Sun Communities, Inc.	(56)	(5,481)
Taubman Centers, Inc.	(99)	(5,817)
UDR, Inc.	(138)	(5,180)
Uniti Group, Inc.	(260)	(5,208)
Urban Edge Properties	(247)	(5,649)
Vornado Realty Trust	(79)	(5,840)
Washington REIT	(181)	(5,490)
Weyerhaeuser Co.	(145)	(5,287)
		(199,022)
Food Products – (1.0)%
Lamb Weston Holdings, Inc.	(78)	(5,344)
Lancaster Colony Corp.	(44)	(6,090)
		(11,434)
Gas Utilities – (1.4)%
Atmos Energy Corp.	(61)	(5,499)
New Jersey Resources Corp.	(127)	(5,683)
ONE Gas, Inc.	(68)	(5,082)
		(16,264)
Health Care Equipment & Supplies – (1.9)%
ABIOMED, Inc.*	(14)	(5,727)
Align Technology, Inc.*	(16)	(5,474)
DexCom, Inc.*	(61)	(5,794)
IDEXX Laboratories, Inc.*	(27)	(5,884)
		(22,879)
Health Care Technology – (0.5)%
Veeva Systems, Inc., Class A*	(70)	(5,380)
Hotels, Restaurants & Leisure – (4.9)%
Chipotle Mexican Grill, Inc.*	(12)	(5,177)
Choice Hotels International, Inc.	(67)	(5,065)
Domino’s Pizza, Inc.	(22)	(6,208)
Dunkin’ Brands Group, Inc.	(76)	(5,249)
Hilton Worldwide Holdings, Inc.	(67)	(5,304)
Marriott International, Inc., Class A	(36)	(4,558)
McDonald’s Corp.	(35)	(5,484)
Starbucks Corp.	(95)	(4,641)
Vail Resorts, Inc.	(22)	(6,032)
Wendy’s Co. (The)	(308)	(5,291)
Yum! Brands, Inc.	(60)	(4,693)
		(57,702)
Household Products – (1.0)%
Clorox Co. (The)	(42)	(5,680)
Colgate-Palmolive Co.	(86)	(5,574)
		(11,254)
Independent Power and Renewable Electricity Producers – (0.4)%
NRG Energy, Inc.	(168)	(5,158)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Industrial Conglomerates – (0.4)%
3M Co.	(27)	$(5,311)
Insurance – (0.5)%
Marsh & McLennan Cos., Inc.	(65)	(5,328)
Internet & Direct Marketing Retail – (2.4)%
Amazon.com, Inc.*	(3)	(5,099)
Booking Holdings, Inc.*	(3)	(6,081)
Netflix, Inc.*	(15)	(5,872)
TripAdvisor, Inc.*	(104)	(5,794)
Wayfair, Inc., Class A*	(44)	(5,225)
		(28,071)
Internet Software & Services – (0.9)%
GrubHub, Inc.*	(50)	(5,245)
Pandora Media, Inc.*	(745)	(5,871)
		(11,116)
IT Services – (5.7)%
Accenture plc, Class A	(33)	(5,398)
Automatic Data Processing, Inc.	(45)	(6,036)
Broadridge Financial Solutions, Inc.	(47)	(5,410)
Fiserv, Inc.*	(74)	(5,483)
Gartner, Inc.*	(45)	(5,980)
Global Payments, Inc.	(46)	(5,129)
Jack Henry & Associates, Inc.	(42)	(5,475)
Mastercard, Inc., Class A	(29)	(5,699)
Paychex, Inc.	(77)	(5,263)
PayPal Holdings, Inc.*	(66)	(5,496)
Square, Inc., Class A*	(93)	(5,733)
Visa, Inc., Class A	(43)	(5,695)
		(66,797)
Leisure Products – (0.5)%
Mattel, Inc.	(348)	(5,714)
Life Sciences Tools & Services – (0.5)%
Illumina, Inc.*	(20)	(5,586)
Machinery – (2.8)%
Donaldson Co., Inc.	(111)	(5,008)
Fortive Corp.	(76)	(5,860)
Graco, Inc.	(120)	(5,427)
IDEX Corp.	(39)	(5,323)
Toro Co. (The)	(93)	(5,603)
Welbilt, Inc.*	(277)	(6,180)
		(33,401)
Media – (0.5)%
New York Times Co. (The), Class A	(218)	(5,646)
Metals & Mining – (0.4)%
Royal Gold, Inc.	(56)	(5,199)

Investments	Number of Shares	Value
Multi-Utilities – (0.4)%
MDU Resources Group, Inc.	(183)	$(5,248)
Oil, Gas & Consumable Fuels – (1.4)%
Cheniere Energy, Inc.*	(81)	(5,280)
Concho Resources, Inc.*	(39)	(5,396)
Hess Corp.	(89)	(5,953)
		(16,629)
Personal Products – (0.4)%
Estee Lauder Cos., Inc. (The), Class A	(34)	(4,851)
Professional Services – (1.5)%
CoStar Group, Inc.*	(15)	(6,189)
TransUnion	(78)	(5,588)
Verisk Analytics, Inc.*	(54)	(5,813)
		(17,590)
Road & Rail – (0.4)%
Landstar System, Inc.	(48)	(5,242)
Semiconductors & Semiconductor Equipment – (1.4)%
Advanced Micro Devices, Inc.*	(391)	(5,861)
Monolithic Power Systems, Inc.	(44)	(5,882)
NVIDIA Corp.	(21)	(4,975)
		(16,718)
Software – (9.2)%
Activision Blizzard, Inc.	(71)	(5,419)
Adobe Systems, Inc.*	(23)	(5,608)
Aspen Technology, Inc.*	(58)	(5,379)
Autodesk, Inc.*	(42)	(5,506)
Blackbaud, Inc.	(52)	(5,328)
Electronic Arts, Inc.*	(41)	(5,782)
Guidewire Software, Inc.*	(58)	(5,149)
Intuit, Inc.	(27)	(5,516)
Paycom Software, Inc.*	(47)	(4,645)
Proofpoint, Inc.*	(49)	(5,650)
PTC, Inc.*	(63)	(5,910)
Red Hat, Inc.*	(35)	(4,703)
salesforce.com, Inc.*	(46)	(6,274)
ServiceNow, Inc.*	(32)	(5,519)
Splunk, Inc.*	(52)	(5,154)
Tableau Software, Inc., Class A*	(60)	(5,865)
Take-Two Interactive Software, Inc.*	(48)	(5,681)
Tyler Technologies, Inc.*	(24)	(5,330)
Ultimate Software Group, Inc. (The)*	(20)	(5,146)
Workday, Inc., Class A*	(41)	(4,966)
		(108,530)
Specialty Retail – (1.4)%
Burlington Stores, Inc.*	(35)	(5,269)
Five Below, Inc.*	(54)	(5,276)
Home Depot, Inc. (The)	(28)	(5,463)
		(16,008)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Textiles, Apparel & Luxury Goods – (1.8)%
Lululemon Athletica, Inc.*	(42)	$(5,244)
NIKE, Inc., Class B	(77)	(6,135)
Under Armour, Inc., Class A*	(234)	(5,260)
VF Corp.	(63)	(5,136)
		(21,775)
Trading Companies & Distributors – (0.9)%
Fastenal Co.	(102)	(4,909)
Watsco, Inc.	(29)	(5,170)
		(10,079)
Water Utilities – (0.9)%
American Water Works Co., Inc.	(60)	(5,123)
Aqua America, Inc.	(155)	(5,453)
		(10,576)
Wireless Telecommunication Services – (0.4)%
T-Mobile US, Inc.*	(89)	(5,318)

Investments	Number of Shares	Value
Total Common Stocks (Proceeds $(908,546))		$(1,086,106)
Total Short Positions (Proceeds $(908,546))		(1,086,106)
Total Investments – (2.3)% (Cost $136,929)		(27,094)
Other Assets Less Liabilities — 102.3%		1,208,084
Net Assets – 100.0%		$1,180,990
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $470,608.

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$102,844
Aggregate gross unrealized depreciation	(304,500)
Net unrealized depreciation	$(201,656)
Federal income tax cost of investments (including derivative contracts, if any)	$165,593

OTC Total return swap contracts outstanding as of June 30, 2018

Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged	Net Amount(5)
113,210 USD	10/3/2019	Morgan Stanley	2.49%	Dow Jones U.S. Relative Value Total Return Index(6)	$6,273	$—	$6,273
(106,896) USD	10/3/2019	Morgan Stanley	(1.69)%	Dow Jones U.S. Short Relative Value Total Return Index(7)	(15,242)	—	(15,242)
					$(8,969)		$(8,969)
(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of June 30, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.
(3)	The 50 largest components of the referenced underlying Swap Index can be found at http://www.agfiq.com/agfiq/agfiqweb/us/en/resources /regulatory-material/index.jsp
(4)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.
(5)	Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
(6)	The Dow Jones U.S. Relative Value Total Return Index (DJLSVT) is designed to measure the performance of 200 companies ranked

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2018

as undervalued based on fundamentals. Value is calculated using a ranking process based on book value to price ratio, projected earnings per share to price ratio, and trailing 12-month operating cash flow to price ratio. Dividends are reinvested.
(7)	The Dow Jones U.S. Short Relative Value Total Return Index (DJSSVT) is designed to measure the performance of 200 companies ranked as overvalued based on fundamentals. Value is calculated using a ranking process based on book value to price ratio, projected earnings per share to price ratio, and trailing 12-month operating cash flow to price ratio. Dividends are reinvested.

Abbreviations
USD	US Dollar

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Long Positions – 87.5%
Common Stocks – 87.5%
Auto Components – 1.7%
Dana, Inc.(a)	438	$8,843
Delphi Technologies plc(a)	196	8,910
Tenneco, Inc.	196	8,616
Visteon Corp.*	70	9,047
		35,416
Banks – 3.4%
Bank of Hawaii Corp.(a)	106	8,843
Cathay General Bancorp(a)	216	8,746
First Financial Bankshares, Inc.	176	8,958
Fulton Financial Corp.(a)	496	8,184
Home BancShares, Inc.(a)	376	8,483
Investors Bancorp, Inc.(a)	672	8,595
UMB Financial Corp.	118	8,995
Valley National Bancorp	684	8,317
		69,121
Biotechnology – 2.3%
Agios Pharmaceuticals, Inc.*(a)	104	8,760
Clovis Oncology, Inc.*(a)	200	9,094
Ligand Pharmaceuticals, Inc.*(a)	46	9,530
Ultragenyx Pharmaceutical, Inc.*	118	9,071
United Therapeutics Corp.*	84	9,504
		45,959
Building Products – 0.5%
Armstrong World Industries, Inc.*(a)	150	9,480
Capital Markets – 1.3%
BGC Partners, Inc., Class A(a)	770	8,717
Federated Investors, Inc., Class B(a)	370	8,628
Legg Mason, Inc.(a)	240	8,335
		25,680
Chemicals – 2.2%
Ingevity Corp.*	118	9,541
Platform Specialty Products Corp.*	740	8,584
PolyOne Corp.	196	8,471
Sensient Technologies Corp.	130	9,302
Trinseo SA	118	8,372
		44,270
Commercial Services & Supplies – 2.3%
Brink’s Co. (The)(a)	110	8,772
Clean Harbors, Inc.*(a)	162	8,999
Deluxe Corp.(a)	134	8,872
Healthcare Services Group, Inc.(a)	224	9,675
MSA Safety, Inc.	100	9,634
		45,952

Investments	Number of Shares	Value
Communications Equipment – 2.2%
ARRIS International plc*(a)	330	$8,067
Ciena Corp.*(a)	340	9,013
Lumentum Holdings, Inc.*(a)	152	8,801
NetScout Systems, Inc.*	318	9,445
ViaSat, Inc.*	136	8,938
		44,264
Construction & Engineering – 1.8%
Dycom Industries, Inc.*(a)	96	9,073
EMCOR Group, Inc.(a)	112	8,532
MasTec, Inc.*	186	9,440
Valmont Industries, Inc.	58	8,743
		35,788
Construction Materials – 0.4%
Summit Materials, Inc., Class A*	316	8,295
Consumer Finance – 0.4%
Navient Corp.	686	8,939
Containers & Packaging – 1.3%
Bemis Co., Inc.(a)	210	8,864
Owens-Illinois, Inc.*	480	8,069
Silgan Holdings, Inc.	328	8,800
		25,733
Diversified Consumer Services – 0.5%
Graham Holdings Co., Class B(a)	16	9,378
Electric Utilities – 1.3%
ALLETE, Inc.(a)	116	8,980
PNM Resources, Inc.	238	9,258
Portland General Electric Co.	196	8,381
		26,619
Electrical Equipment – 1.3%
EnerSys(a)	112	8,360
Generac Holdings, Inc.*(a)	174	9,001
Regal Beloit Corp.	118	9,652
		27,013
Electronic Equipment, Instruments & Components – 2.1%
Belden, Inc.(a)	160	9,779
Coherent, Inc.*(a)	54	8,447
Dolby Laboratories, Inc., Class A(a)	144	8,883
SYNNEX Corp.	86	8,300
Tech Data Corp.*	102	8,376
		43,785
Energy Equipment & Services – 1.3%
Patterson-UTI Energy, Inc.	494	8,892
US Silica Holdings, Inc.	348	8,940
Weatherford International plc*	2,624	8,633
		26,465

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Equity Real Estate Investment Trusts (REITs) – 11.6%
Brandywine Realty Trust(a)	532	$8,980
Columbia Property Trust, Inc.(a)	428	9,720
CoreCivic, Inc.(a)	374	8,935
CoreSite Realty Corp.(a)	80	8,866
Corporate Office Properties Trust	340	9,857
Cousins Properties, Inc.(a)	972	9,419
DDR Corp.(a)	500	8,950
First Industrial Realty Trust, Inc.(a)	292	9,735
GEO Group, Inc. (The)(a)	322	8,868
Healthcare Realty Trust, Inc.(a)	318	9,247
JBG SMITH Properties(a)	236	8,607
National Health Investors, Inc.	118	8,694
Outfront Media, Inc.	468	9,103
Paramount Group, Inc.	602	9,271
Physicians Realty Trust(a)	584	9,309
Piedmont Office Realty Trust, Inc., Class A	450	8,968
Retail Properties of America, Inc., Class A	682	8,716
RLJ Lodging Trust	406	8,952
Sabra Health Care REIT, Inc.	430	9,344
Spirit Realty Capital, Inc.	1,090	8,753
Sunstone Hotel Investors, Inc.	512	8,509
Tanger Factory Outlet Centers, Inc.	398	9,349
Taubman Centers, Inc.	156	9,166
Uniti Group, Inc.	428	8,573
Urban Edge Properties	408	9,331
Weingarten Realty Investors	310	9,551
		236,773
Food & Staples Retailing – 0.9%
Sprouts Farmers Market, Inc.*	372	8,210
US Foods Holding Corp.*	254	9,606
		17,816
Food Products – 2.2%
Flowers Foods, Inc.(a)	408	8,499
Hain Celestial Group, Inc. (The)*(a)	300	8,940
Lancaster Colony Corp.(a)	64	8,859
Post Holdings, Inc.*	110	9,462
TreeHouse Foods, Inc.*	186	9,767
		45,527
Gas Utilities – 1.8%
New Jersey Resources Corp.	222	9,935
ONE Gas, Inc.	118	8,819
Southwest Gas Holdings, Inc.	118	9,000
Spire, Inc.	122	8,619
		36,373
Health Care Equipment & Supplies – 1.7%
Haemonetics Corp.*(a)	98	8,789

Investments	Number of Shares	Value
Integra LifeSciences Holdings Corp.*(a)	142	$9,146
Masimo Corp.*(a)	90	8,788
NuVasive, Inc.*	166	8,652
		35,375
Health Care Providers & Services – 1.7%
Acadia Healthcare Co., Inc.*(a)	218	8,918
Chemed Corp.(a)	28	9,011
MEDNAX, Inc.*	190	8,223
Molina Healthcare, Inc.*	92	9,011
		35,163
Health Care Technology – 0.4%
Medidata Solutions, Inc.*	112	9,023
Hotels, Restaurants & Leisure – 3.0%
Choice Hotels International, Inc.(a)	114	8,618
Cracker Barrel Old Country Store, Inc.	54	8,435
Hyatt Hotels Corp., Class A(a)	106	8,178
Jack in the Box, Inc.(a)	102	8,682
Marriott Vacations Worldwide Corp.	74	8,359
Texas Roadhouse, Inc.	146	9,565
Wendy’s Co. (The)	526	9,037
		60,874
Household Durables – 0.8%
Tempur Sealy International, Inc.*	192	9,226
Tupperware Brands Corp.	196	8,083
		17,309
Household Products – 0.5%
Energizer Holdings, Inc.(a)	150	9,444
Insurance – 2.1%
Aspen Insurance Holdings Ltd.(a)	220	8,954
CNO Financial Group, Inc.(a)	444	8,454
Kemper Corp.(a)	114	8,624
ProAssurance Corp.	230	8,154
RLI Corp.	132	8,737
		42,923
Internet Software & Services – 0.9%
j2 Global, Inc.(a)	108	9,354
Yelp, Inc.*	230	9,011
		18,365
IT Services – 2.1%
CACI International, Inc., Class A*(a)	56	9,439
Conduent, Inc.*(a)	448	8,140
CoreLogic, Inc.*(a)	170	8,823
MAXIMUS, Inc.	136	8,447
Science Applications International Corp.	102	8,255
		43,104

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Life Sciences Tools & Services – 2.1%
Bio-Rad Laboratories, Inc., Class A*(a)	30	$8,656
Bio-Techne Corp.	60	8,877
Bruker Corp.(a)	292	8,480
Charles River Laboratories International, Inc.*(a)	78	8,756
PRA Health Sciences, Inc.*	96	8,963
		43,732
Machinery – 2.6%
Barnes Group, Inc.(a)	156	9,188
Colfax Corp.*(a)	264	8,092
Kennametal, Inc.(a)	248	8,903
Terex Corp.	212	8,944
Timken Co. (The)	192	8,362
Woodward, Inc.	118	9,070
		52,559
Media – 3.1%
AMC Networks, Inc., Class A*(a)	144	8,957
Cable One, Inc.(a)	12	8,799
Cinemark Holdings, Inc.(a)	264	9,261
John Wiley & Sons, Inc., Class A(a)	136	8,486
Liberty Latin America Ltd., Class C*(a)	452	8,760
New York Times Co. (The), Class A	374	9,687
TEGNA, Inc.	862	9,353
		63,303
Metals & Mining – 0.8%
Allegheny Technologies, Inc.*(a)	328	8,239
Compass Minerals International, Inc.(a)	130	8,548
		16,787
Mortgage Real Estate Investment Trusts (REITs) – 1.7%
Blackstone Mortgage Trust, Inc., Class A(a)	272	8,549
Chimera Investment Corp.(a)	498	9,103
MFA Financial, Inc.	1,120	8,490
Two Harbors Investment Corp.	564	8,911
		35,053
Multi-Utilities – 0.9%
Black Hills Corp.(a)	154	9,426
NorthWestern Corp.	150	8,588
		18,014
Oil, Gas & Consumable Fuels – 3.6%
Antero Resources Corp.*(a)	420	8,967
Chesapeake Energy Corp.*(a)	1,688	8,845
CNX Resources Corp.*(a)	506	8,997
PBF Energy, Inc., Class A	214	8,973
PDC Energy, Inc.*	160	9,672
QEP Resources, Inc.*	734	8,999
Range Resources Corp.	534	8,934
Whiting Petroleum Corp.*	170	8,962
		72,349

Investments	Number of Shares	Value
Paper & Forest Products – 0.9%
Domtar Corp.	184	$8,784
Louisiana-Pacific Corp.(a)	330	8,983
		17,767
Personal Products – 0.9%
Edgewell Personal Care Co.*(a)	178	8,982
Nu Skin Enterprises, Inc., Class A	108	8,444
		17,426
Real Estate Management & Development – 0.4%
Realogy Holdings Corp.	376	8,573
Road & Rail – 0.9%
Avis Budget Group, Inc.*(a)	278	9,035
Ryder System, Inc.	120	8,623
		17,658
Semiconductors & Semiconductor Equipment – 2.6%
Cirrus Logic, Inc.*(a)	238	9,123
Cree, Inc.*(a)	214	8,896
Integrated Device Technology, Inc.*(a)	284	9,054
Silicon Laboratories, Inc.*	84	8,366
Universal Display Corp.	98	8,428
Versum Materials, Inc.	236	8,767
		52,634
Software – 2.7%
ACI Worldwide, Inc.*(a)	354	8,733
Ellie Mae, Inc.*(a)	92	9,554
FireEye, Inc.*(a)	580	8,926
Manhattan Associates, Inc.*(a)	208	9,778
Nuance Communications, Inc.*	660	9,164
Verint Systems, Inc.*	206	9,136
		55,291
Specialty Retail – 2.7%
American Eagle Outfitters, Inc.(a)	380	8,835
AutoNation, Inc.*(a)	186	9,036
Bed Bath & Beyond, Inc.(a)	446	8,886
Murphy USA, Inc.*	120	8,915
Signet Jewelers Ltd.	158	8,808
Urban Outfitters, Inc.*	214	9,534
		54,014
Technology Hardware, Storage & Peripherals – 0.4%
NCR Corp.*	278	8,334
Textiles, Apparel & Luxury Goods – 1.8%
Carter’s, Inc.(a)	88	9,538
Deckers Outdoor Corp.*(a)	78	8,806
Skechers U.S.A., Inc., Class A*	306	9,183
Wolverine World Wide, Inc.	256	8,901
		36,428

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Thrifts & Mortgage Finance – 0.9%
Essent Group Ltd.*(a)	266	$9,528
Radian Group, Inc.	550	8,921
		18,449
Trading Companies & Distributors – 1.7%
Air Lease Corp.(a)	210	8,813
MSC Industrial Direct Co., Inc., Class A	106	8,994
Univar, Inc.*	328	8,607
WESCO International, Inc.*	158	9,022
		35,436
Transportation Infrastructure – 0.4%
Macquarie Infrastructure Corp.	212	8,946
Wireless Telecommunication Services – 0.4%
Telephone & Data Systems, Inc.	326	8,939
Total Common Stocks (Cost $1,662,670)		1,781,918
Total Long Positions (Cost $1,662,670)		1,781,918
Short Positions – (86.5)%
Common Stocks – (86.5)%
Aerospace & Defense – (2.5)%
Boeing Co. (The)	(24)	(8,052)
General Dynamics Corp.	(44)	(8,202)
Lockheed Martin Corp.	(28)	(8,272)
Northrop Grumman Corp.	(26)	(8,000)
Raytheon Co.	(46)	(8,887)
United Technologies Corp.	(72)	(9,002)
		(50,415)
Air Freight & Logistics – (0.8)%
FedEx Corp.	(40)	(9,082)
United Parcel Service, Inc., Class B	(78)	(8,286)
		(17,368)
Airlines – (0.8)%
Delta Air Lines, Inc.	(180)	(8,917)
Southwest Airlines Co.	(164)	(8,344)
		(17,261)
Automobiles – (1.2)%
Ford Motor Co.	(734)	(8,125)
General Motors Co.	(210)	(8,274)
Tesla, Inc.*	(26)	(8,917)
		(25,316)
Banks – (3.9)%
Bank of America Corp.	(306)	(8,626)
BB&T Corp.	(176)	(8,878)
Citigroup, Inc.	(134)	(8,967)
JPMorgan Chase & Co.	(86)	(8,961)
M&T Bank Corp.	(52)	(8,848)

Investments	Number of Shares	Value
PNC Financial Services Group, Inc. (The)	(60)	$(8,106)
SunTrust Banks, Inc.	(134)	(8,847)
US Bancorp	(162)	(8,103)
Wells Fargo & Co.	(166)	(9,203)
		(78,539)
Beverages – (1.3)%
Coca-Cola Co. (The)	(200)	(8,772)
Constellation Brands, Inc., Class A	(38)	(8,317)
PepsiCo, Inc.	(88)	(9,581)
		(26,670)
Biotechnology – (2.2)%
AbbVie, Inc.	(92)	(8,524)
Amgen, Inc.	(46)	(8,491)
Biogen, Inc.*	(32)	(9,287)
Celgene Corp.*	(112)	(8,895)
Gilead Sciences, Inc.	(132)	(9,351)
		(44,548)
Building Products – (0.4)%
Johnson Controls International plc	(256)	(8,563)
Capital Markets – (5.1)%
Ameriprise Financial, Inc.	(62)	(8,673)
Bank of New York Mellon Corp. (The)	(168)	(9,060)
BlackRock, Inc.	(18)	(8,983)
Charles Schwab Corp. (The)	(160)	(8,176)
CME Group, Inc.	(50)	(8,196)
Goldman Sachs Group, Inc. (The)	(40)	(8,823)
Intercontinental Exchange, Inc.	(116)	(8,532)
Moody’s Corp.	(52)	(8,869)
Morgan Stanley	(176)	(8,342)
S&P Global, Inc.	(42)	(8,563)
State Street Corp.	(88)	(8,192)
T. Rowe Price Group, Inc.	(76)	(8,823)
		(103,232)
Chemicals – (3.1)%
Air Products & Chemicals, Inc.	(58)	(9,032)
DowDuPont, Inc.	(136)	(8,965)
Ecolab, Inc.	(62)	(8,701)
LyondellBasell Industries NV, Class A	(80)	(8,788)
PPG Industries, Inc.	(88)	(9,128)
Praxair, Inc.	(60)	(9,489)
Sherwin-Williams Co. (The)	(22)	(8,967)
		(63,070)
Commercial Services & Supplies – (0.4)%
Waste Management, Inc.	(110)	(8,947)
Communications Equipment – (0.4)%
Cisco Systems, Inc.	(206)	(8,864)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Consumer Finance – (1.7)%
American Express Co.	(84)	$(8,232)
Capital One Financial Corp.	(90)	(8,271)
Discover Financial Services	(122)	(8,590)
Synchrony Financial	(260)	(8,679)
		(33,772)
Containers & Packaging – (0.4)%
International Paper Co.	(162)	(8,437)
Diversified Financial Services – (0.4)%
Berkshire Hathaway, Inc., Class B*	(44)	(8,213)
Diversified Telecommunication Services – (0.4)%
AT&T, Inc.	(274)	(8,798)
Electric Utilities – (2.2)%
American Electric Power Co., Inc.	(130)	(9,002)
Duke Energy Corp.	(108)	(8,541)
Exelon Corp.	(224)	(9,542)
NextEra Energy, Inc.	(54)	(9,020)
Southern Co. (The)	(180)	(8,336)
		(44,441)
Electrical Equipment – (0.8)%
Eaton Corp. plc	(114)	(8,520)
Emerson Electric Co.	(118)	(8,159)
		(16,679)
Electronic Equipment, Instruments & Components – (1.3)%
Amphenol Corp., Class A	(98)	(8,541)
Corning, Inc.	(310)	(8,528)
TE Connectivity Ltd.	(94)	(8,465)
		(25,534)
Energy Equipment & Services – (0.9)%
Halliburton Co.	(198)	(8,922)
Schlumberger Ltd.	(134)	(8,982)
		(17,904)
Equity Real Estate Investment Trusts (REITs) – (4.8)%
American Tower Corp.	(58)	(8,362)
AvalonBay Communities, Inc.	(54)	(9,282)
Crown Castle International Corp.	(80)	(8,626)
Digital Realty Trust, Inc.	(78)	(8,703)
Equinix, Inc.	(20)	(8,598)
Equity Residential	(142)	(9,044)
Prologis, Inc.	(136)	(8,934)
Public Storage	(40)	(9,074)
Simon Property Group, Inc.	(52)	(8,850)
Welltower, Inc.	(144)	(9,027)
Weyerhaeuser Co.	(252)	(9,188)
		(97,688)
Food & Staples Retailing – (1.8)%
Costco Wholesale Corp.	(42)	(8,777)

Investments	Number of Shares	Value
Sysco Corp.	(130)	$(8,878)
Walgreens Boots Alliance, Inc.	(150)	(9,002)
Walmart, Inc.	(108)	(9,250)
		(35,907)
Food Products – (1.3)%
General Mills, Inc.	(192)	(8,498)
Kraft Heinz Co. (The)	(140)	(8,795)
Mondelez International, Inc., Class A	(220)	(9,020)
		(26,313)
Health Care Equipment & Supplies – (1.7)%
Abbott Laboratories	(138)	(8,417)
Becton Dickinson and Co.	(38)	(9,103)
Danaher Corp.	(84)	(8,289)
Medtronic plc	(110)	(9,417)
		(35,226)
Health Care Providers & Services – (1.3)%
Anthem, Inc.	(40)	(9,521)
CVS Health Corp.	(140)	(9,009)
UnitedHealth Group, Inc.	(36)	(8,832)
		(27,362)
Hotels, Restaurants & Leisure – (2.6)%
Carnival Corp.	(156)	(8,940)
Las Vegas Sands Corp.	(120)	(9,163)
Marriott International, Inc., Class A	(64)	(8,102)
McDonald’s Corp.	(56)	(8,775)
Starbucks Corp.	(184)	(8,989)
Yum! Brands, Inc.	(108)	(8,448)
		(52,417)
Household Products – (1.3)%
Colgate-Palmolive Co.	(134)	(8,685)
Kimberly-Clark Corp.	(88)	(9,270)
Procter & Gamble Co. (The)	(120)	(9,367)
		(27,322)
Industrial Conglomerates – (1.7)%
3M Co.	(46)	(9,049)
General Electric Co.	(592)	(8,057)
Honeywell International, Inc.	(60)	(8,643)
Roper Technologies, Inc.	(30)	(8,277)
		(34,026)
Insurance – (4.6)%
Aflac, Inc.	(192)	(8,260)
Allstate Corp. (The)	(98)	(8,944)
American International Group, Inc.	(160)	(8,483)
Aon plc	(62)	(8,504)
Chubb Ltd.	(64)	(8,129)
Marsh & McLennan Cos., Inc.	(106)	(8,689)
MetLife, Inc.	(188)	(8,197)
Progressive Corp. (The)	(144)	(8,518)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Prudential Financial, Inc.	(96)	$(8,977)
Travelers Cos., Inc. (The)	(70)	(8,564)
Willis Towers Watson plc	(56)	(8,490)
		(93,755)
Internet & Direct Marketing Retail – (1.3)%
Amazon.com, Inc.*	(6)	(10,199)
Booking Holdings, Inc.*	(4)	(8,108)
Netflix, Inc.*	(22)	(8,612)
		(26,919)
Internet Software & Services – (1.3)%
Alphabet, Inc., Class C*	(8)	(8,925)
eBay, Inc.*	(236)	(8,557)
Facebook, Inc., Class A*	(46)	(8,939)
		(26,421)
IT Services – (4.5)%
Accenture plc, Class A	(54)	(8,834)
Automatic Data Processing, Inc.	(70)	(9,390)
Cognizant Technology Solutions Corp., Class A	(118)	(9,321)
Fidelity National Information Services, Inc.	(84)	(8,906)
Fiserv, Inc.*	(120)	(8,891)
International Business Machines Corp.	(60)	(8,382)
Mastercard, Inc., Class A	(50)	(9,826)
PayPal Holdings, Inc.*	(114)	(9,493)
Visa, Inc., Class A	(68)	(9,007)
Worldpay, Inc.*	(112)	(9,159)
		(91,209)
Life Sciences Tools & Services – (0.4)%
Thermo Fisher Scientific, Inc.	(42)	(8,700)
Machinery – (2.5)%
Caterpillar, Inc.	(66)	(8,954)
Cummins, Inc.	(62)	(8,246)
Deere & Co.	(58)	(8,108)
Illinois Tool Works, Inc.	(60)	(8,313)
PACCAR, Inc.	(132)	(8,179)
Parker-Hannifin Corp.	(58)	(9,039)
		(50,839)
Media – (1.4)%
Charter Communications, Inc., Class A*	(32)	(9,383)
Comcast Corp., Class A	(286)	(9,383)
Walt Disney Co. (The)	(86)	(9,014)
		(27,780)
Metals & Mining – (0.9)%
Freeport-McMoRan, Inc.	(566)	(9,769)
Newmont Mining Corp.	(236)	(8,900)
		(18,669)
Multiline Retail – (0.9)%
Dollar General Corp.	(90)	(8,874)

Investments	Number of Shares	Value
Target Corp.	(126)	$(9,591)
		(18,465)
Multi-Utilities – (1.8)%
Consolidated Edison, Inc.	(116)	(9,046)
Dominion Energy, Inc.	(128)	(8,727)
Public Service Enterprise Group, Inc.	(172)	(9,312)
Sempra Energy	(80)	(9,289)
		(36,374)
Oil, Gas & Consumable Fuels – (4.0)%
Anadarko Petroleum Corp.	(128)	(9,376)
Chevron Corp.	(68)	(8,597)
ConocoPhillips	(132)	(9,190)
EOG Resources, Inc.	(74)	(9,208)
Exxon Mobil Corp.	(110)	(9,100)
Marathon Petroleum Corp.	(128)	(8,981)
Occidental Petroleum Corp.	(106)	(8,870)
Phillips 66	(78)	(8,760)
Valero Energy Corp.	(78)	(8,645)
		(80,727)
Personal Products – (0.4)%
Estee Lauder Cos., Inc. (The), Class A	(58)	(8,276)
Pharmaceuticals – (2.2)%
Bristol-Myers Squibb Co.	(166)	(9,186)
Eli Lilly & Co.	(104)	(8,874)
Johnson & Johnson	(74)	(8,979)
Merck & Co., Inc.	(160)	(9,712)
Pfizer, Inc.	(248)	(8,998)
		(45,749)
Road & Rail – (1.3)%
CSX Corp.	(136)	(8,674)
Norfolk Southern Corp.	(58)	(8,751)
Union Pacific Corp.	(62)	(8,784)
		(26,209)
Semiconductors & Semiconductor Equipment – (3.9)%
Analog Devices, Inc.	(94)	(9,016)
Applied Materials, Inc.	(174)	(8,037)
Broadcom, Inc.	(38)	(9,220)
Intel Corp.	(180)	(8,948)
Lam Research Corp.	(52)	(8,988)
Micron Technology, Inc.*	(154)	(8,076)
NVIDIA Corp.	(38)	(9,002)
QUALCOMM, Inc.	(156)	(8,755)
Texas Instruments, Inc.	(78)	(8,600)
		(78,642)
Software – (3.5)%
Activision Blizzard, Inc.	(118)	(9,006)
Adobe Systems, Inc.*	(36)	(8,777)
Electronic Arts, Inc.*	(68)	(9,589)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Intuit, Inc.	(44)	$(8,990)
Microsoft Corp.	(90)	(8,875)
Oracle Corp.	(190)	(8,371)
salesforce.com, Inc.*	(68)	(9,275)
ServiceNow, Inc.*	(52)	(8,969)
		(71,852)
Specialty Retail – (1.8)%
Home Depot, Inc. (The)	(48)	(9,365)
Lowe’s Cos., Inc.	(92)	(8,792)
Ross Stores, Inc.	(106)	(8,984)
TJX Cos., Inc. (The)	(94)	(8,947)
		(36,088)
Technology Hardware, Storage & Peripherals – (1.3)%
Apple, Inc.	(52)	(9,626)
HP, Inc.	(366)	(8,304)
Western Digital Corp.	(110)	(8,515)
		(26,445)
Textiles, Apparel & Luxury Goods – (0.9)%
NIKE, Inc., Class B	(112)	(8,924)
VF Corp.	(110)	(8,967)
		(17,891)
Tobacco – (0.9)%
Altria Group, Inc.	(160)	(9,086)
Philip Morris International, Inc.	(106)	(8,559)
		(17,645)

Investments	Number of Shares	Value
Total Common Stocks (Proceeds $(1,515,519))		$(1,761,487)
Total Short Positions (Proceeds $(1,515,519))		(1,761,487)
Total Investments – 1.0% (Cost $147,151)		20,431
Other Assets Less Liabilities – 99.0%		2,016,941
Net Assets – 100.0%		$2,037,372
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $854,428.

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$204,290
Aggregate gross unrealized depreciation	(484,521)
Net unrealized depreciation	$(280,231)
Federal income tax cost of investments (including derivative contracts, if any)	$299,113

OTC Total return swap contracts outstanding as of June 30, 2018

Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged		Net Amount(5)
217,783 USD	10/3/2019	Morgan Stanley	2.39%	Dow Jones U.S. Thematic Long Size Total Return Index(6)	$14,986	$—		$14,986
(220,814) USD	10/3/2019	Morgan Stanley	(1.69)%	Dow Jones U.S. Thematic Short Size Total Return Index(7)	(16,535)	10,000	(8)	(6,535)
					$(1,549)			$8,451
(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of June 30, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.
(3)	The 50 largest components of the referenced underlying Swap Index can be found at http://www.agfiq.com/agfiq/agfiqweb/us/en/resources/regulatory-material/index.jsp
(4)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2018

(5)	Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
(6)	The Dow Jones U.S. Thematic Long Size Total Return Index (DJTLSST) is designed to measure the performance of 200 companies ranked as the smallest in size. Size is determined by float-adjusted market capitalization at each rebalance. Dividends are reinvested.
(7)	The Dow Jones U.S. Thematic Short Size Total Return Index (DJTSSST) is designed to measure the performance of 200 companies ranked as the largest in size. Size is determined by float-adjusted market capitalization at each rebalance. Dividends are reinvested.
(8)	Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. GAAP, the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

Abbreviations
USD	US Dollar

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Long Positions – 86.9%
Common Stocks – 86.9%
Aerospace & Defense – 2.6%
BWX Technologies, Inc.(a)	630	$39,262
Harris Corp.(a)	270	39,026
HEICO Corp.(a)	532	38,762
Lockheed Martin Corp.	135	39,883
Northrop Grumman Corp.	126	38,770
Raytheon Co.	198	38,250
		233,953
Air Freight & Logistics – 0.4%
CH Robinson Worldwide, Inc.(a)	468	39,153
Airlines – 1.3%
Alaska Air Group, Inc.(a)	648	39,132
JetBlue Airways Corp.*(a)	2,061	39,118
Spirit Airlines, Inc.*	1,071	38,931
		117,181
Beverages – 0.9%
Constellation Brands, Inc., Class A	180	39,397
Dr Pepper Snapple Group, Inc.(a)	324	39,528
		78,925
Biotechnology – 0.9%
Regeneron Pharmaceuticals, Inc.*	117	40,364
United Therapeutics Corp.*	342	38,697
		79,061
Capital Markets – 0.4%
CME Group, Inc.(a)	243	39,832
Chemicals – 3.1%
Axalta Coating Systems Ltd.*(a)	1,287	39,009
Ecolab, Inc.(a)	279	39,152
International Flavors & Fragrances, Inc.(a)	315	39,047
NewMarket Corp.	99	40,046
PPG Industries, Inc.	378	39,210
Sherwin-Williams Co. (The)	99	40,350
Valvoline, Inc.	1,818	39,214
		276,028
Communications Equipment – 2.6%
Arista Networks, Inc.*(a)	153	39,396
CommScope Holding Co., Inc.*(a)	1,341	39,164
F5 Networks, Inc.*(a)	225	38,801
InterDigital, Inc.(a)	486	39,317
Lumentum Holdings, Inc.*(a)	684	39,604
Palo Alto Networks, Inc.*	189	38,834
		235,116
Construction & Engineering – 0.4%
Valmont Industries, Inc.	261	39,346

Investments	Number of Shares	Value
Construction Materials – 0.9%
Martin Marietta Materials, Inc.	171	$38,190
Vulcan Materials Co.	306	39,492
		77,682
Containers & Packaging – 1.7%
Ball Corp.(a)	1,098	39,034
Bemis Co., Inc.(a)	927	39,129
Graphic Packaging Holding Co.(a)	2,691	39,046
Sonoco Products Co.	747	39,217
		156,426
Diversified Consumer Services – 0.4%
Bright Horizons Family Solutions, Inc.*(a)	387	39,675
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	1,215	39,014
Zayo Group Holdings, Inc.*	1,071	39,070
		78,084
Electric Utilities – 2.2%
ALLETE, Inc.(a)	504	39,015
IDACORP, Inc.(a)	423	39,017
OGE Energy Corp.	1,116	39,294
Portland General Electric Co.	918	39,254
Southern Co. (The)	846	39,178
		195,758
Electrical Equipment – 0.4%
Hubbell, Inc.(a)	369	39,018
Electronic Equipment, Instruments & Components – 0.4%
Jabil, Inc.(a)	1,413	39,084
Equity Real Estate Investment Trusts (REITs) – 18.3%
Apartment Investment & Management Co., Class A(a)	927	39,212
AvalonBay Communities, Inc.(a)	225	38,675
Camden Property Trust(a)	432	39,368
Corporate Office Properties Trust	1,359	39,397
CubeSmart(a)	1,224	39,437
Duke Realty Corp.(a)	1,350	39,191
Equinix, Inc.(a)	90	38,690
Equity Commonwealth*(a)	1,251	39,407
Equity Residential(a)	621	39,551
Essex Property Trust, Inc.(a)	162	38,729
Extra Space Storage, Inc.(a)	396	39,525
Forest City Realty Trust, Inc., Class A(a)	1,728	39,416
HCP, Inc.(a)	1,521	39,272
Healthcare Realty Trust, Inc.(a)	1,359	39,520
Healthcare Trust of America, Inc., Class A(a)	1,458	39,308
Iron Mountain, Inc.(a)	1,125	39,386
Kimco Realty Corp.(a)	2,304	39,145
Liberty Property Trust	882	39,099

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Life Storage, Inc.	405	$39,411
Macerich Co. (The)	693	39,383
Medical Properties Trust, Inc.	2,790	39,172
Mid-America Apartment Communities, Inc.	387	38,959
National Health Investors, Inc.	531	39,124
National Retail Properties, Inc.	891	39,168
Omega Healthcare Investors, Inc.	1,260	39,060
Paramount Group, Inc.	2,547	39,224
Physicians Realty Trust(a)	2,457	39,165
Public Storage	171	38,793
Realty Income Corp.	729	39,213
Regency Centers Corp.	630	39,110
Retail Properties of America, Inc., Class A	3,078	39,337
Senior Housing Properties Trust	2,169	39,237
Simon Property Group, Inc.	234	39,824
Spirit Realty Capital, Inc.	4,905	39,387
STORE Capital Corp.	1,440	39,456
Taubman Centers, Inc.	666	39,134
UDR, Inc.	1,044	39,192
Ventas, Inc.	693	39,466
VEREIT, Inc.	5,265	39,172
Vornado Realty Trust	531	39,252
Weingarten Realty Investors	1,278	39,375
Welltower, Inc.	630	39,495
		1,648,437
Food & Staples Retailing – 0.4%
Sprouts Farmers Market, Inc.*	1,782	39,329
Food Products – 2.2%
Bunge Ltd.(a)	558	38,898
Campbell Soup Co.(a)	963	39,040
Flowers Foods, Inc.(a)	1,890	39,369
Hormel Foods Corp.(a)	1,053	39,182
Kellogg Co.(a)	567	39,616
		196,105
Gas Utilities – 0.4%
Spire, Inc.	558	39,423
Health Care Equipment & Supplies – 1.3%
DexCom, Inc.*(a)	414	39,322
Haemonetics Corp.*(a)	441	39,549
NuVasive, Inc.*	747	38,933
		117,804
Health Care Providers & Services – 5.7%
Acadia Healthcare Co., Inc.*(a)	954	39,028
Anthem, Inc.(a)	162	38,561
Centene Corp.*(a)	315	38,811
Chemed Corp.	126	40,548
Cigna Corp.(a)	234	39,768
Encompass Health Corp.(a)	576	39,007
HCA Healthcare, Inc.(a)	378	38,783

Investments	Number of Shares	Value
Humana, Inc.(a)	135	$40,180
Laboratory Corp. of America Holdings*(a)	216	38,778
Magellan Health, Inc.*	405	38,860
MEDNAX, Inc.*	909	39,342
Universal Health Services, Inc., Class B	351	39,115
WellCare Health Plans, Inc.*	162	39,891
		510,672
Hotels, Restaurants & Leisure – 0.4%
Yum! Brands, Inc.	504	39,423
Household Durables – 0.9%
Garmin Ltd.(a)	639	38,979
Newell Brands, Inc.	1,512	38,994
		77,973
Household Products – 0.9%
Church & Dwight Co., Inc.(a)	738	39,232
Colgate-Palmolive Co.(a)	603	39,080
		78,312
Industrial Conglomerates – 0.4%
Carlisle Cos., Inc.(a)	360	38,992
Insurance – 1.3%
Everest Re Group Ltd.	171	39,412
FNF Group(a)	1,035	38,937
Markel Corp.*	36	39,036
		117,385
Internet & Direct Marketing Retail – 0.4%
Shutterfly, Inc.*	441	39,703
Internet Software & Services – 1.8%
eBay, Inc.*(a)	1,080	39,161
GrubHub, Inc.*(a)	378	39,656
Twitter, Inc.*	900	39,303
VeriSign, Inc.*	288	39,577
		157,697
IT Services – 3.9%
Amdocs Ltd.(a)	594	39,317
CACI International, Inc., Class A*(a)	234	39,441
Cognizant Technology Solutions Corp., Class A(a)	495	39,100
Conduent, Inc.*(a)	2,160	39,247
DXC Technology Co.(a)	486	39,176
First Data Corp., Class A*(a)	1,872	39,181
Fiserv, Inc.*(a)	531	39,342
Genpact Ltd.(a)	1,350	39,056
Worldpay, Inc.*	477	39,009
		352,869
Leisure Products – 0.9%
Hasbro, Inc.(a)	423	39,047
Mattel, Inc.	2,394	39,310
		78,357

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Machinery – 2.2%
Dover Corp.(a)	531	$38,869
Hillenbrand, Inc.(a)	837	39,465
Ingersoll-Rand plc(a)	432	38,763
Nordson Corp.	306	39,293
Snap-on, Inc.	243	39,055
		195,445
Media – 3.0%
Cinemark Holdings, Inc.(a)	1,116	39,149
John Wiley & Sons, Inc., Class A(a)	630	39,312
Liberty Global plc, Class C*(a)	1,485	39,516
Madison Square Garden Co. (The), Class A*	126	39,084
New York Times Co. (The), Class A	1,512	39,161
Omnicom Group, Inc.	513	39,127
Viacom, Inc., Class B	1,296	39,087
		274,436
Metals & Mining – 0.9%
Newmont Mining Corp.	1,035	39,030
Royal Gold, Inc.	423	39,271
		78,301
Mortgage Real Estate Investment Trusts (REITs) – 1.3%
AGNC Investment Corp.(a)	2,106	39,150
Annaly Capital Management, Inc.	3,816	39,267
Starwood Property Trust, Inc.	1,809	39,273
		117,690
Multiline Retail – 0.9%
Dollar General Corp.(a)	396	39,046
Dollar Tree, Inc.*(a)	459	39,015
		78,061
Multi-Utilities – 1.8%
Ameren Corp.(a)	648	39,431
MDU Resources Group, Inc.	1,368	39,234
NiSource, Inc.	1,503	39,499
NorthWestern Corp.	693	39,674
		157,838
Oil, Gas & Consumable Fuels – 4.3%
Anadarko Petroleum Corp.(a)	531	38,896
Cabot Oil & Gas Corp.(a)	1,638	38,984
Chevron Corp.(a)	306	38,688
Cimarex Energy Co.	387	39,373
Continental Resources, Inc.*(a)	603	39,050
HollyFrontier Corp.(a)	567	38,800
Occidental Petroleum Corp.	468	39,162
PBF Energy, Inc., Class A	936	39,246
Phillips 66	351	39,421
Targa Resources Corp.	783	38,751
		390,371

Investments	Number of Shares	Value
Personal Products – 0.9%
Coty, Inc., Class A(a)	2,790	$39,339
Herbalife Nutrition Ltd.*	729	39,162
		78,501
Pharmaceuticals – 0.4%
Bristol-Myers Squibb Co.(a)	711	39,347
Professional Services – 1.3%
Nielsen Holdings plc	1,269	39,250
TransUnion	549	39,331
Verisk Analytics, Inc.*	369	39,719
		118,300
Road & Rail – 1.3%
JB Hunt Transport Services, Inc.(a)	324	39,382
Kansas City Southern(a)	369	39,099
Ryder System, Inc.	540	38,805
		117,286
Semiconductors & Semiconductor Equipment – 1.3%
Qorvo, Inc.*	486	38,963
Semtech Corp.*	837	39,381
Skyworks Solutions, Inc.	405	39,143
		117,487
Software – 2.2%
Blackbaud, Inc.(a)	387	39,648
Ellie Mae, Inc.*	378	39,252
Fortinet, Inc.*(a)	630	39,331
Symantec Corp.	1,908	39,400
Ultimate Software Group, Inc. (The)*	153	39,368
		196,999
Specialty Retail – 3.4%
American Eagle Outfitters, Inc.(a)	1,665	38,711
Bed Bath & Beyond, Inc.(a)	1,953	38,914
Burlington Stores, Inc.*	261	39,288
Gap, Inc. (The)(a)	1,197	38,771
Tiffany & Co.	297	39,085
TJX Cos., Inc. (The)	414	39,405
Ulta Beauty, Inc.*	162	37,820
Urban Outfitters, Inc.*	864	38,491
		310,485
Textiles, Apparel & Luxury Goods – 1.7%
Deckers Outdoor Corp.*(a)	351	39,625
Skechers U.S.A., Inc., Class A*	1,305	39,163
Tapestry, Inc.	837	39,096
VF Corp.	477	38,885
		156,769
Trading Companies & Distributors – 0.9%
MSC Industrial Direct Co., Inc., Class A	459	38,946
Watsco, Inc.	216	38,509
		77,455
Transportation Infrastructure – 0.4%

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Macquarie Infrastructure Corp.	927	$39,119
Total Common Stocks (Cost $7,507,728)		7,840,693
Total Long Positions (Cost $7,507,728)		7,840,693
Short Positions – (85.6)%
Common Stocks – (85.6)%
Aerospace & Defense – (0.9)%
Arconic, Inc.	(2,259)	(38,426)
Curtiss-Wright Corp.	(324)	(38,562)
		(76,988)
Air Freight & Logistics – (0.9)%
FedEx Corp.	(171)	(38,827)
United Parcel Service, Inc., Class B	(360)	(38,243)
		(77,070)
Airlines – (0.4)%
American Airlines Group, Inc.	(1,008)	(38,264)
Auto Components – (3.0)%
Adient plc	(792)	(38,959)
Aptiv plc	(423)	(38,760)
BorgWarner, Inc.	(891)	(38,456)
Dana, Inc.	(1,890)	(38,159)
Goodyear Tire & Rubber Co. (The)	(1,656)	(38,568)
Tenneco, Inc.	(864)	(37,981)
Visteon Corp.*	(297)	(38,384)
		(269,267)
Automobiles – (0.4)%
Tesla, Inc.*	(108)	(37,039)
Banks – (6.4)%
Bank of America Corp.	(1,368)	(38,564)
Bank of the Ozarks	(855)	(38,509)
Citizens Financial Group, Inc.	(981)	(38,161)
Comerica, Inc.	(423)	(38,459)
Cullen/Frost Bankers, Inc.	(351)	(37,992)
Hancock Whitney Corp.	(819)	(38,206)
Pinnacle Financial Partners, Inc.	(630)	(38,651)
Prosperity Bancshares, Inc.	(558)	(38,145)
Regions Financial Corp.	(2,151)	(38,245)
Sterling Bancorp	(1,629)	(38,282)
SVB Financial Group*	(135)	(38,983)
Texas Capital Bancshares, Inc.*	(423)	(38,704)
Webster Financial Corp.	(603)	(38,411)
Wells Fargo & Co.	(693)	(38,420)
Wintrust Financial Corp.	(441)	(38,389)
		(576,121)
Beverages – (0.9)%
Molson Coors Brewing Co., Class B	(567)	(38,579)

Investments	Number of Shares	Value
Monster Beverage Corp.*	(675)	$(38,677)
		(77,256)
Biotechnology – (6.0)%
AbbVie, Inc.	(414)	(38,357)
Agios Pharmaceuticals, Inc.*	(459)	(38,662)
Alexion Pharmaceuticals, Inc.*	(315)	(39,107)
Alkermes plc*	(936)	(38,526)
Alnylam Pharmaceuticals, Inc.*	(387)	(38,116)
Amgen, Inc.	(207)	(38,210)
BioMarin Pharmaceutical, Inc.*	(414)	(38,999)
Bluebird Bio, Inc.*	(243)	(38,139)
Exact Sciences Corp.*	(648)	(38,744)
Incyte Corp.*	(576)	(38,592)
Ionis Pharmaceuticals, Inc.*	(936)	(39,003)
Portola Pharmaceuticals, Inc.*	(1,026)	(38,752)
Seattle Genetics, Inc.*	(585)	(38,838)
Ultragenyx Pharmaceutical, Inc.*	(504)	(38,742)
		(540,787)
Building Products – (0.9)%
AO Smith Corp.	(648)	(38,329)
Johnson Controls International plc	(1,152)	(38,535)
		(76,864)
Capital Markets – (8.6)%
Affiliated Managers Group, Inc.	(261)	(38,803)
Ameriprise Financial, Inc.	(279)	(39,027)
BGC Partners, Inc., Class A	(3,384)	(38,307)
BlackRock, Inc.	(81)	(40,422)
Cboe Global Markets, Inc.	(369)	(38,402)
Charles Schwab Corp. (The)	(756)	(38,632)
E*TRADE Financial Corp.*	(630)	(38,531)
Eaton Vance Corp.	(738)	(38,516)
Federated Investors, Inc., Class B	(1,656)	(38,618)
Franklin Resources, Inc.	(1,206)	(38,652)
Goldman Sachs Group, Inc. (The)	(171)	(37,717)
Invesco Ltd.	(1,449)	(38,485)
Janus Henderson Group plc	(1,260)	(38,720)
Lazard Ltd., Class A	(792)	(38,737)
Legg Mason, Inc.	(1,107)	(38,446)
Morgan Stanley	(810)	(38,394)
Raymond James Financial, Inc.	(432)	(38,599)
State Street Corp.	(414)	(38,539)
Stifel Financial Corp.	(738)	(38,561)
T. Rowe Price Group, Inc.	(333)	(38,658)
		(772,766)
Chemicals – (1.3)%
Mosaic Co. (The)	(1,368)	(38,372)
Olin Corp.	(1,341)	(38,514)
Trinseo SA	(540)	(38,313)
		(115,199)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Commercial Services & Supplies – (1.7)%
Clean Harbors, Inc.*	(702)	$(38,996)
Copart, Inc.*	(684)	(38,687)
Healthcare Services Group, Inc.	(891)	(38,482)
Rollins, Inc.	(738)	(38,804)
		(154,969)
Construction & Engineering – (0.8)%
Jacobs Engineering Group, Inc.	(603)	(38,284)
MasTec, Inc.*	(756)	(38,367)
		(76,651)
Consumer Finance – (1.7)%
Capital One Financial Corp.	(414)	(38,047)
Credit Acceptance Corp.*	(108)	(38,167)
Discover Financial Services	(549)	(38,655)
Synchrony Financial	(1,152)	(38,454)
		(153,323)
Containers & Packaging – (0.4)%
WestRock Co.	(675)	(38,488)
Distributors – (0.4)%
LKQ Corp.*	(1,215)	(38,759)
Diversified Financial Services – (0.4)%
Voya Financial, Inc.	(819)	(38,493)
Diversified Telecommunication Services – (0.4)%
CenturyLink, Inc.	(2,070)	(38,585)
Electric Utilities – (0.9)%
Eversource Energy	(666)	(39,034)
PG&E Corp.	(909)	(38,687)
		(77,721)
Electrical Equipment – (0.4)%
nVent Electric plc*	(1,548)	(38,855)
Electronic Equipment, Instruments & Components – (2.6)%
Arrow Electronics, Inc.*	(513)	(38,619)
Belden, Inc.	(630)	(38,505)
Cognex Corp.	(864)	(38,543)
Coherent, Inc.*	(243)	(38,010)
Trimble, Inc.*	(1,179)	(38,718)
Vishay Intertechnology, Inc.	(1,674)	(38,837)
		(231,232)
Energy Equipment & Services – (1.7)%
Ensco plc, Class A	(5,301)	(38,485)
Nabors Industries Ltd.	(5,976)	(38,306)
Patterson-UTI Energy, Inc.	(2,133)	(38,394)
Weatherford International plc*	(11,727)	(38,582)
		(153,767)

Investments	Number of Shares	Value
Equity Real Estate Investment Trusts (REITs) – (0.9)%
Ryman Hospitality Properties, Inc.	(468)	$(38,914)
Uniti Group, Inc.	(1,935)	(38,758)
		(77,672)
Food & Staples Retailing – (0.4)%
US Foods Holding Corp.*	(1,026)	(38,803)
Gas Utilities – (1.3)%
National Fuel Gas Co.	(729)	(38,608)
New Jersey Resources Corp.	(864)	(38,664)
Southwest Gas Holdings, Inc.	(504)	(38,440)
		(115,712)
Health Care Equipment & Supplies – (0.4)%
Align Technology, Inc.*	(117)	(40,030)
Health Care Providers & Services – (0.9)%
AmerisourceBergen Corp.	(450)	(38,372)
Cardinal Health, Inc.	(792)	(38,673)
		(77,045)
Hotels, Restaurants & Leisure – (2.6)%
Chipotle Mexican Grill, Inc.*	(90)	(38,823)
Dunkin’ Brands Group, Inc.	(558)	(38,541)
Las Vegas Sands Corp.	(504)	(38,486)
MGM Resorts International	(1,332)	(38,668)
Norwegian Cruise Line Holdings Ltd.*	(819)	(38,698)
Royal Caribbean Cruises Ltd.	(369)	(38,228)
		(231,444)
Household Durables – (0.8)%
Leggett & Platt, Inc.	(864)	(38,569)
Whirlpool Corp.	(261)	(38,166)
		(76,735)
Independent Power and Renewable Electricity Producers – (1.3)%
AES Corp.	(2,898)	(38,862)
NRG Energy, Inc.	(1,260)	(38,682)
Vistra Energy Corp.*	(1,638)	(38,755)
		(116,299)
Industrial Conglomerates – (0.4)%
3M Co.	(198)	(38,951)
Insurance – (3.0)%
CNO Financial Group, Inc.	(2,034)	(38,727)
Lincoln National Corp.	(621)	(38,657)
Loews Corp.	(801)	(38,672)
MetLife, Inc.	(882)	(38,455)
Principal Financial Group, Inc.	(729)	(38,601)
Prudential Financial, Inc.	(414)	(38,713)
Unum Group	(1,044)	(38,618)
		(270,443)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Internet & Direct Marketing Retail – (2.2)%
Amazon.com, Inc.*	(27)	$(45,895)
Expedia Group, Inc.	(324)	(38,941)
Netflix, Inc.*	(99)	(38,752)
TripAdvisor, Inc.*	(693)	(38,607)
Wayfair, Inc., Class A*	(324)	(38,478)
		(200,673)
Internet Software & Services – (1.3)%
Alphabet, Inc., Class C*	(36)	(40,163)
j2 Global, Inc.	(450)	(38,975)
Yelp, Inc.*	(990)	(38,788)
		(117,926)
IT Services – (3.0)%
EPAM Systems, Inc.*	(315)	(39,164)
Euronet Worldwide, Inc.*	(459)	(38,451)
Gartner, Inc.*	(288)	(38,275)
Sabre Corp.	(1,575)	(38,808)
Science Applications International Corp.	(477)	(38,604)
Square, Inc., Class A*	(630)	(38,833)
WEX, Inc.*	(207)	(39,429)
		(271,564)
Leisure Products – (0.4)%
Polaris Industries, Inc.	(315)	(38,487)
Life Sciences Tools & Services – (0.8)%
Illumina, Inc.*	(135)	(37,704)
Mettler-Toledo International, Inc.*	(63)	(36,454)
		(74,158)
Machinery – (5.6)%
Caterpillar, Inc.	(288)	(39,073)
Colfax Corp.*	(1,260)	(38,619)
Deere & Co.	(279)	(39,004)
Flowserve Corp.	(954)	(38,542)
Graco, Inc.	(855)	(38,663)
ITT, Inc.	(738)	(38,575)
Kennametal, Inc.	(1,071)	(38,449)
Lincoln Electric Holdings, Inc.	(441)	(38,702)
PACCAR, Inc.	(621)	(38,477)
Parker-Hannifin Corp.	(243)	(37,872)
Terex Corp.	(918)	(38,730)
Timken Co. (The)	(882)	(38,411)
WABCO Holdings, Inc.*	(333)	(38,968)
		(502,085)
Media – (0.9)%
Discovery, Inc., Class C*	(1,512)	(38,556)
Lions Gate Entertainment Corp., Class B	(1,638)	(38,427)
		(76,983)

Investments	Number of Shares	Value
Metals & Mining – (2.1)%
Allegheny Technologies, Inc.*	(1,521)	$(38,207)
Carpenter Technology Corp.	(729)	(38,324)
Commercial Metals Co.	(1,827)	(38,568)
Nucor Corp.	(612)	(38,250)
United States Steel Corp.	(1,107)	(38,468)
		(191,817)
Oil, Gas & Consumable Fuels – (3.0)%
Apache Corp.	(828)	(38,709)
Chesapeake Energy Corp.*	(7,290)	(38,199)
EQT Corp.	(693)	(38,240)
Hess Corp.	(576)	(38,529)
Parsley Energy, Inc., Class A*	(1,278)	(38,698)
PDC Energy, Inc.*	(639)	(38,627)
QEP Resources, Inc.*	(3,150)	(38,619)
		(269,621)
Pharmaceuticals – (0.9)%
Catalent, Inc.*	(918)	(38,455)
Mylan NV*	(1,071)	(38,706)
		(77,161)
Professional Services – (0.4)%
Dun & Bradstreet Corp. (The)	(315)	(38,635)
Road & Rail – (0.4)%
CSX Corp.	(603)	(38,459)
Semiconductors & Semiconductor Equipment – (4.7)%
Advanced Micro Devices, Inc.*	(2,574)	(38,584)
Applied Materials, Inc.	(837)	(38,661)
Entegris, Inc.	(1,134)	(38,443)
Integrated Device Technology, Inc.*	(1,206)	(38,447)
KLA-Tencor Corp.	(378)	(38,757)
Lam Research Corp.	(225)	(38,891)
Micron Technology, Inc.*	(738)	(38,701)
NVIDIA Corp.	(162)	(38,378)
ON Semiconductor Corp.*	(1,737)	(38,622)
Teradyne, Inc.	(1,017)	(38,717)
Universal Display Corp.	(450)	(38,700)
		(424,901)
Software – (1.7)%
Activision Blizzard, Inc.	(504)	(38,466)
Manhattan Associates, Inc.*	(828)	(38,924)
Oracle Corp.	(882)	(38,861)
VMware, Inc., Class A*	(261)	(38,359)
		(154,610)
Specialty Retail – (1.3)%
Advance Auto Parts, Inc.	(288)	(39,081)
Foot Locker, Inc.	(729)	(38,382)
Tractor Supply Co.	(504)	(38,551)
		(116,014)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Technology Hardware, Storage & Peripherals – (1.7)%
HP, Inc.	(1,701)	$(38,596)
NCR Corp.*	(1,287)	(38,584)
Seagate Technology plc	(684)	(38,625)
Western Digital Corp.	(495)	(38,318)
		(154,123)
Textiles, Apparel & Luxury Goods – (0.9)%
Hanesbrands, Inc.	(1,755)	(38,645)
Under Armour, Inc., Class A*	(1,710)	(38,441)
		(77,086)
Trading Companies & Distributors – (0.4)%
Air Lease Corp.	(918)	(38,528)
Water Utilities – (0.4)%
Aqua America, Inc.	(1,098)	(38,628)
Wireless Telecommunication Services – (0.4)%
T-Mobile US, Inc.*	(648)	(38,718)

Investments	Value
Total Common Stocks (Proceeds $(7,728,581))	$(7,721,775)
Total Short Positions (Proceeds $(7,728,581))	(7,721,775)
Total Investments — 1.3% (Cost $(220,853))	118,918
Other Assets Less Liabilities — 98.7%	8,904,521
Net Assets — 100.0%	$9,023,439
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $3,690,740.

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$948,221
Aggregate gross unrealized depreciation	(844,083)
Net unrealized appreciation	$104,138
Federal income tax cost of investments (including derivative contracts, if any)	$52,718

OTC Total return swap contracts outstanding as of June 30, 2018

Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Underlying Instrument(3)		Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged		Net Amount(5)
1,001,524 USD	10/3/2019	Morgan Stanley	2.44%	Dow Jones U.S. Low Beta Total Return Index	(6)	$116,035	$—		$116,035
(1,135,915) USD	10/3/2019	Morgan Stanley	(1.69)%	Dow Jones U.S. High Beta Total Return Index	(7)	(78,097)	78,097	(8)	—
						$37,938			$116,035
(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of June 30, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.
(3)	The 50 largest components of the referenced underlying Swap Index can be found at http://www.agfiq.com/agfiq/agfiqweb/us/en/resources/regulatory-material/index.jsp
(4)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.
(5)	Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
(6)	The Dow Jones U.S. Low Beta Total Return Index (DJTLABT) is designed to measure the performance of 200 companies ranked as having the lowest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2018

(7)	The Dow Jones U.S. High Beta Total Return Index (DJTSABT) is designed to measure the performance of 200 companies ranked as having the highest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.
(8)	Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. GAAP, the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

Abbreviations
USD	US Dollar

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Long Positions – 98.2%
Common Stocks – 85.4%
Automobiles – 2.9%
Ford Motor Co.(a)	1,944	$21,520
General Motors Co.(a)	624	24,586
Harley-Davidson, Inc.	544	22,891
		68,997
Banks – 1.0%
PacWest Bancorp	482	23,820
Beverages – 2.0%
Coca-Cola Co. (The)	530	23,246
PepsiCo, Inc.	212	23,080
		46,326
Capital Markets – 2.9%
Ares Capital Corp.(a)	1,400	23,030
Ares Management LP	1,108	22,936
BGC Partners, Inc., Class A(a)	2,014	22,798
		68,764
Consumer Finance – 1.0%
Navient Corp.	1,720	22,412
Containers & Packaging – 0.9%
International Paper Co.(a)	420	21,874
Diversified Consumer Services – 0.9%
H&R Block, Inc.(a)	926	21,094
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	714	22,927
Verizon Communications, Inc.	458	23,042
		45,969
Electric Utilities – 12.8%
Alliant Energy Corp.	556	23,530
American Electric Power Co., Inc.(a)	330	22,853
Duke Energy Corp.(a)	290	22,933
Entergy Corp.(a)	298	24,075
Eversource Energy(a)	386	22,624
Exelon Corp.(a)	544	23,174
FirstEnergy Corp.(a)	666	23,916
Hawaiian Electric Industries, Inc.(a)	670	22,981
OGE Energy Corp.	654	23,027
Pinnacle West Capital Corp.	284	22,879
Portland General Electric Co.	560	23,946
Southern Co. (The)	506	23,433
Xcel Energy, Inc.	500	22,840
		302,211
Energy Equipment & Services – 0.9%
Helmerich & Payne, Inc.(a)	342	21,806

Investments	Number of Shares	Value
Equity Real Estate Investment Trusts (REITs) – 12.8%
Apple Hospitality REIT, Inc.(a)	1,294	$23,137
Brixmor Property Group, Inc.	1,312	22,868
EPR Properties(a)	356	23,065
Hospitality Properties Trust(a)	806	23,060
Kimco Realty Corp.	1,354	23,004
Medical Properties Trust, Inc.	1,762	24,739
Omega Healthcare Investors, Inc.	742	23,002
Sabra Health Care REIT, Inc.	1,052	22,860
Senior Housing Properties Trust	1,274	23,047
Uniti Group, Inc.	1,148	22,994
VEREIT, Inc.	3,126	23,257
Welltower, Inc.	368	23,070
WP Carey, Inc.	348	23,090
		301,193
Food Products – 2.0%
JM Smucker Co. (The)	214	23,001
Kellogg Co.	356	24,873
		47,874
Gas Utilities – 1.0%
National Fuel Gas Co.	440	23,302
Health Care Providers & Services – 1.0%
CVS Health Corp.	356	22,909
Hotels, Restaurants & Leisure – 3.0%
Cracker Barrel Old Country Store, Inc.	146	22,807
Las Vegas Sands Corp.	316	24,130
Six Flags Entertainment Corp.	328	22,976
		69,913
Household Durables – 1.9%
Leggett & Platt, Inc.	508	22,677
Whirlpool Corp.	158	23,105
		45,782
Household Products – 1.9%
Kimberly-Clark Corp.	202	21,278
Procter & Gamble Co. (The)	296	23,106
		44,384
Independent Power and Renewable Electricity Producers – 1.0%
AES Corp.(a)	1,726	23,146
Insurance – 1.0%
Old Republic International Corp.	1,134	22,578
IT Services – 2.9%
International Business Machines Corp.(a)	158	22,072
Paychex, Inc.	336	22,966
Western Union Co. (The)	1,130	22,973
		68,011

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Machinery – 1.0%
Cummins, Inc.	172	$22,876
Media – 3.0%
Cinemark Holdings, Inc.	656	23,012
Interpublic Group of Cos., Inc. (The)	986	23,112
Omnicom Group, Inc.	332	25,322
		71,446
Mortgage Real Estate Investment Trusts (REITs) – 4.0%
Annaly Capital Management, Inc.	2,040	20,992
Chimera Investment Corp.(a)	1,316	24,056
New Residential Investment Corp.	1,358	23,751
Starwood Property Trust, Inc.	1,136	24,663
		93,462
Multiline Retail – 2.0%
Macy’s, Inc.	610	22,832
Target Corp.	328	24,968
		47,800
Multi-Utilities – 8.8%
CenterPoint Energy, Inc.(a)	856	23,720
CMS Energy Corp.	488	23,073
Consolidated Edison, Inc.(a)	286	22,302
Dominion Energy, Inc.(a)	336	22,908
DTE Energy Co.(a)	218	22,591
NiSource, Inc.	882	23,179
Public Service Enterprise Group, Inc.	426	23,064
Sempra Energy	198	22,990
WEC Energy Group, Inc.	366	23,662
		207,489
Oil, Gas & Consumable Fuels – 7.0%
Chevron Corp.(a)	194	24,527
CVR Energy, Inc.	624	23,082
Exxon Mobil Corp.	290	23,992
Occidental Petroleum Corp.	276	23,095
ONEOK, Inc.	330	23,044
Tallgrass Energy GP LP	1,030	22,825
Targa Resources Corp.	502	24,844
		165,409
Pharmaceuticals – 2.0%
Merck & Co., Inc.	378	22,944
Pfizer, Inc.	670	24,308
		47,252
Semiconductors & Semiconductor Equipment – 0.9%
QUALCOMM, Inc.	378	21,213
Textiles, Apparel & Luxury Goods – 1.0%
Hanesbrands, Inc.(a)	1,044	22,989
Total Common Stocks (Cost $1,984,198)		2,012,301

Investments	Number of Shares	Value
Master Limited Partnerships – 12.8%
Capital Markets – 2.0%
Apollo Global Management LLC Class A(a)	762	$24,285
Oaktree Capital Group LLC	580	23,577
		47,862
Gas Utilities – 0.9%
AmeriGas Partners LP	526	22,208
Industrial Conglomerates – 0.9%
Icahn Enterprises LP	320	22,739
Oil, Gas & Consumable Fuels – 9.0%
Andeavor Logistics LP	546	23,221
DCP Midstream LP(a)	584	23,097
Energy Transfer Equity LP(a)	1,328	22,908
Energy Transfer Partners LP	1,208	23,000
EnLink Midstream Partners LP(a)	1,558	24,196
Enterprise Products Partners LP	830	22,966
EQT Midstream Partners LP(a)	448	23,112
Shell Midstream Partners LP	1,078	23,910
Western Gas Partners LP	478	23,131
		209,541
Total Master Limited Partnerships (Cost $313,778)		302,350
Total Long Positions (Cost $2,297,976)		2,314,651
Short Positions – (49.1)%
Common Stocks – (49.1)%
Air Freight & Logistics – (0.2)%
XPO Logistics, Inc.*	(58)	(5,810)
Airlines – (0.3)%
United Continental Holdings, Inc.*	(90)	(6,276)
Banks – (2.5)%
Canadian Imperial Bank of Commerce	— (b)	(17)
East West Bancorp, Inc.	(88)	(5,738)
First Citizens BancShares, Inc., Class A	(14)	(5,646)
First Republic Bank	(62)	(6,001)
Pinnacle Financial Partners, Inc.	(92)	(5,644)
Signature Bank*	(44)	(5,627)
Sterling Bancorp	(246)	(5,781)
SVB Financial Group*	(20)	(5,775)
Texas Capital Bancshares, Inc.*	(68)	(6,222)
Western Alliance Bancorp*	(106)	(6,001)
Wintrust Financial Corp.	(66)	(5,745)
		(58,197)
Beverages – (0.5)%
Constellation Brands, Inc., Class A	(26)	(5,690)
Monster Beverage Corp.*	(96)	(5,501)
		(11,191)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Capital Markets – (3.7)%
Affiliated Managers Group, Inc.	(38)	$(5,649)
Cboe Global Markets, Inc.	(56)	(5,828)
Charles Schwab Corp. (The)	(118)	(6,030)
E*TRADE Financial Corp.*	(102)	(6,238)
FactSet Research Systems, Inc.	(28)	(5,547)
Interactive Brokers Group, Inc., Class A	(84)	(5,410)
Intercontinental Exchange, Inc.	(86)	(6,325)
MarketAxess Holdings, Inc.	(26)	(5,144)
Moody’s Corp.	(34)	(5,799)
Morningstar, Inc.	(44)	(5,643)
MSCI, Inc.	(38)	(6,286)
Raymond James Financial, Inc.	(68)	(6,076)
S&P Global, Inc.	(30)	(6,117)
SEI Investments Co.	(84)	(5,252)
Stifel Financial Corp.	(102)	(5,330)
		(86,674)
Consumer Finance – (1.3)%
Credit Acceptance Corp.*	(18)	(6,361)
FirstCash, Inc.	(70)	(6,290)
Green Dot Corp., Class A*	(88)	(6,458)
OneMain Holdings, Inc.*	(190)	(6,325)
SLM Corp.*	(532)	(6,092)
		(31,526)
Containers & Packaging – (0.2)%
Berry Global Group, Inc.*	(124)	(5,697)
Distributors – (0.2)%
LKQ Corp.*	(180)	(5,742)
Diversified Consumer Services – (1.0)%
Bright Horizons Family Solutions, Inc.*	(56)	(5,741)
Grand Canyon Education, Inc.*	(52)	(5,804)
ServiceMaster Global Holdings, Inc.*	(96)	(5,709)
Weight Watchers International, Inc.*	(56)	(5,662)
		(22,916)
Diversified Financial Services – (0.7)%
Berkshire Hathaway, Inc., Class B*	(30)	(5,599)
Texas Pacific Land Trust	(8)	(5,563)
Voya Financial, Inc.	(122)	(5,734)
		(16,896)
Diversified Telecommunication Services – (1.0)%
CenturyLink, Inc.	(616)	(11,482)
Zayo Group Holdings, Inc.*	(316)	(11,528)
		(23,010)
Electric Utilities – (3.8)%
ALLETE, Inc.	(170)	(13,160)
Edison International	(208)	(13,160)

Investments	Number of Shares	Value
Evergy, Inc.	(234)	$(13,139)
IDACORP, Inc.	(140)	(12,914)
NextEra Energy, Inc.	(76)	(12,694)
PG&E Corp.	(308)	(13,108)
PPL Corp.	(436)	(12,448)
		(90,623)
Energy Equipment & Services – (0.7)%
Halliburton Co.	(124)	(5,587)
National Oilwell Varco, Inc.	(134)	(5,816)
Patterson-UTI Energy, Inc.	(324)	(5,832)
		(17,235)
Equity Real Estate Investment Trusts (REITs) – (1.0)%
American Homes 4 Rent, Class A	(280)	(6,211)
Equity Commonwealth*	(200)	(6,300)
SBA Communications Corp.*	(36)	(5,944)
VICI Properties, Inc.	(280)	(5,779)
		(24,234)
Food & Staples Retailing – (1.0)%
Casey’s General Stores, Inc.	(54)	(5,674)
Costco Wholesale Corp.	(28)	(5,851)
Performance Food Group Co.*	(158)	(5,799)
US Foods Holding Corp.*	(152)	(5,749)
		(23,073)
Food Products – (1.2)%
Lamb Weston Holdings, Inc.	(84)	(5,755)
Lancaster Colony Corp.	(42)	(5,814)
Pinnacle Foods, Inc.	(88)	(5,725)
Post Holdings, Inc.*	(66)	(5,677)
Tyson Foods, Inc., Class A	(74)	(5,095)
		(28,066)
Gas Utilities – (3.4)%
Atmos Energy Corp.	(146)	(13,160)
New Jersey Resources Corp.	(308)	(13,783)
ONE Gas, Inc.	(176)	(13,154)
Southwest Gas Holdings, Inc.	(182)	(13,881)
UGI Corp.	(252)	(13,122)
WGL Holdings, Inc.	(148)	(13,135)
		(80,235)
Health Care Equipment & Supplies – (0.5)%
Boston Scientific Corp.*	(176)	(5,755)
Intuitive Surgical, Inc.*	(12)	(5,742)
		(11,497)
Health Care Providers & Services – (0.3)%
Express Scripts Holding Co.*	(80)	(6,177)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Hotels, Restaurants & Leisure – (0.7)%
Caesars Entertainment Corp.*	(480)	$(5,136)
Chipotle Mexican Grill, Inc.*	(14)	(6,039)
Scientific Games Corp.*	(116)	(5,702)
		(16,877)
Household Durables – (0.5)%
Mohawk Industries, Inc.*	(26)	(5,571)
NVR, Inc.*	(2)	(5,941)
		(11,512)
Household Products – (0.3)%
Church & Dwight Co., Inc.	(120)	(6,379)
Independent Power and Renewable Electricity Producers – (1.6)%
NextEra Energy Partners LP	(282)	(13,161)
NRG Energy, Inc.	(404)	(12,403)
Vistra Energy Corp.*	(554)	(13,107)
		(38,671)
Insurance – (1.8)%
Brighthouse Financial, Inc.*	(142)	(5,690)
Brown & Brown, Inc.	(236)	(6,544)
Kemper Corp.	(76)	(5,749)
Loews Corp.	(120)	(5,794)
Markel Corp.*	(6)	(6,506)
Primerica, Inc.	(60)	(5,976)
Torchmark Corp.	(66)	(5,373)
		(41,632)
Internet & Direct Marketing Retail – (1.2)%
Amazon.com, Inc.*	(4)	(6,799)
Booking Holdings, Inc.*	(2)	(4,054)
Netflix, Inc.*	(14)	(5,480)
TripAdvisor, Inc.*	(102)	(5,682)
Wayfair, Inc., Class A*	(48)	(5,701)
		(27,716)
Internet Software & Services – (0.6)%
Alphabet, Inc., Class A*	(6)	(6,775)
Facebook, Inc., Class A*	(34)	(6,607)
		(13,382)
IT Services – (0.3)%
PayPal Holdings, Inc.*	(70)	(5,829)
Life Sciences Tools & Services – (0.2)%
Illumina, Inc.*	(20)	(5,586)
Media – (1.7)%
Charter Communications, Inc., Class A*	(18)	(5,278)
Discovery, Inc., Class A*	(208)	(5,720)
DISH Network Corp., Class A*	(150)	(5,042)
Liberty Broadband Corp., Class C*	(76)	(5,755)

Investments	Number of Shares	Value
Liberty Media Corp-Liberty Formula One, Class C*	(156)	$(5,792)
Live Nation Entertainment, Inc.*	(118)	(5,731)
Madison Square Garden Co. (The), Class A*	(18)	(5,583)
		(38,901)
Metals & Mining – (0.2)%
Alcoa Corp.*	(112)	(5,251)
Multiline Retail – (0.2)%
Dollar Tree, Inc.*	(68)	(5,780)
Multi-Utilities – (2.2)%
Ameren Corp.	(218)	(13,265)
MDU Resources Group, Inc.	(438)	(12,562)
SCANA Corp.	(330)	(12,712)
Vectren Corp.	(192)	(13,718)
		(52,257)
Oil, Gas & Consumable Fuels – (7.7)%
Anadarko Petroleum Corp.	(78)	(5,713)
Andeavor	(44)	(5,772)
Antero Resources Corp.*	(270)	(5,764)
Cabot Oil & Gas Corp.	(212)	(5,046)
Centennial Resource Development, Inc., Class A*	(310)	(5,599)
Cheniere Energy, Inc.*	(88)	(5,737)
Chesapeake Energy Corp.*	(1,084)	(5,680)
Cimarex Energy Co.	(62)	(6,308)
CNX Resources Corp.*	(368)	(6,543)
Concho Resources, Inc.*	(40)	(5,534)
ConocoPhillips	(82)	(5,709)
Delek US Holdings, Inc.	(114)	(5,719)
Devon Energy Corp.	(130)	(5,715)
Diamondback Energy, Inc.	(48)	(6,315)
Energen Corp.*	(90)	(6,554)
EOG Resources, Inc.	(46)	(5,724)
EQT Corp.	(104)	(5,739)
Hess Corp.	(86)	(5,753)
HollyFrontier Corp.	(84)	(5,748)
Marathon Oil Corp.	(274)	(5,716)
Newfield Exploration Co.*	(190)	(5,747)
Noble Energy, Inc.	(164)	(5,786)
Oasis Petroleum, Inc.*	(442)	(5,733)
Parsley Energy, Inc., Class A*	(206)	(6,238)
PDC Energy, Inc.*	(94)	(5,682)
Peabody Energy Corp.	(126)	(5,730)
Pioneer Natural Resources Co.	(34)	(6,434)
Range Resources Corp.	(354)	(5,922)
RSP Permian, Inc.*	(122)	(5,370)
Whiting Petroleum Corp.*	(108)	(5,694)
WPX Energy, Inc.*	(318)	(5,734)
		(180,458)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2018

Investments	Number of Shares	Value
Personal Products – (0.5)%
Estee Lauder Cos., Inc. (The), Class A	(38)	$(5,422)
Nu Skin Enterprises, Inc., Class A	(74)	(5,786)
		(11,208)
Professional Services – (0.3)%
Verisk Analytics, Inc.*	(54)	(5,813)
Real Estate Management & Development – (0.7)%
CBRE Group, Inc., Class A*	(120)	(5,729)
Howard Hughes Corp. (The)*	(40)	(5,300)
Jones Lang LaSalle, Inc.	(32)	(5,311)
		(16,340)
Semiconductors & Semiconductor Equipment – (0.2)%
Micron Technology, Inc.*	(110)	(5,768)
Software – (1.0)%
Adobe Systems, Inc.*	(26)	(6,339)
Dell Technologies, Inc., Class V*	(68)	(5,751)
salesforce.com, Inc.*	(42)	(5,729)
VMware, Inc., Class A*	(40)	(5,879)
		(23,698)
Specialty Retail – (1.5)%
AutoZone, Inc.*	(8)	(5,367)
Burlington Stores, Inc.*	(42)	(6,322)
CarMax, Inc.*	(78)	(5,684)
Five Below, Inc.*	(58)	(5,667)
O’Reilly Automotive, Inc.*	(22)	(6,019)
Ulta Beauty, Inc.*	(26)	(6,070)
		(35,129)
Textiles, Apparel & Luxury Goods – (0.2)%
Under Armour, Inc., Class A*	(254)	(5,710)

Investments	Number of Shares	Value
Thrifts & Mortgage Finance – (0.7)%
LendingTree, Inc.*	(28)	$(5,986)
MGIC Investment Corp.*	(532)	(5,703)
Radian Group, Inc.	(352)	(5,710)
		(17,399)
Trading Companies & Distributors – (0.2)%
United Rentals, Inc.*	(38)	(5,610)
Water Utilities – (1.1)%
American Water Works Co., Inc.	(150)	(12,807)
Aqua America, Inc.	(362)	(12,735)
		(25,542)
Total Common Stocks (Proceeds $(1,089,362))		(1,157,523)
Total Short Positions (Proceeds $(1,089,362))		(1,157,523)
Total Investments — 49.1% (Cost $1,208,614)		1,157,128
Other Assets Less Liabilities — 50.9%		1,199,203
Net Assets — 100.0%		$2,356,331
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $706,552.
(b)	Amount represents less than one share.

As of June 30, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$146,988
Aggregate gross unrealized depreciation	(180,865)
Net unrealized depreciation	$(33,877)
Federal income tax cost of investments (including derivative contracts, if any)	$1,191,005

See accompanying notes to the financial statements.

FQF Trust

Statements of Assets and Liabilities
June 30, 2018

	AGFiQ U.S. Market Neutral Momentum Fund	AGFiQ U.S. Market Neutral Value Fund	AGFiQ U.S. Market Neutral Size Fund	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Hedged Dividend Income Fund
ASSETS
Investments in securities, at value(1)	$7,158,892	$1,059,012	$1,781,918	$7,840,693	$2,314,651
Cash	692,570	67,702	182,430	521,939	25,688
Segregated cash balance with custodian for swap agreements (Note 2)	280,000	—	10,000	250,000	—
Segregated cash balance with broker for securities sold short (Note 2)	7,969,740	1,161,517	1,807,522	7,780,588	1,200,718
Unrealized appreciation on swap agreements	69,334	6,273	14,986	116,035	—
Receivables:
Securities sold	2,697,444	120,060	124,803	1,127,214	854,697
Dividends and interest	18,119	4,832	6,881	28,317	10,321
Investment adviser (Note 4)	21,833	22,074	22,481	18,708	22,706
Prepaid expenses	5,436	5,436	5,436	5,436	4,392
Total Assets	18,913,368	2,446,906	3,956,457	17,688,930	4,433,173
LIABILITIES
Securities sold short, at value(2)	7,084,274	1,086,106	1,761,487	7,721,775	1,157,523
Unrealized depreciation on swap agreements	67,518	15,242	16,535	78,097	—
Payables:
Securities purchased	3,108,829	118,356	94,042	809,053	832,596
Trustees fees	1,950	1,950	1,950	1,950	1,950
Dividends on securities sold short	17,082	1,718	2,201	9,819	1,146
Accrued expenses and other liabilities	44,218	42,544	42,870	44,797	83,627
Total Liabilities	10,323,871	1,265,916	1,919,085	8,665,491	2,076,842
Net Assets	$8,589,497	$1,180,990	$2,037,372	$9,023,439	$2,356,331
NET ASSETS CONSIST OF:
Paid-in capital	$9,394,396	$2,762,440	$3,639,084	$25,551,374	$3,078,741
Accumulated undistributed net investment income (loss)	(26,798)	8,604	—	86,679	(81,591)
Accumulated undistributed net realized gain (loss)	(1,718,863)	(1,417,062)	(1,473,443)	(16,992,323)	(589,333)
Net unrealized appreciation (depreciation) on:
Investments	593,996	13,537	119,248	332,965	16,675
Securities sold short	344,950	(177,560)	(245,968)	6,806	(68,161)
Swap agreements	1,816	(8,969)	(1,549)	37,938	—
Net Assets	$8,589,497	$1,180,990	$2,037,372	$9,023,439	$2,356,331
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	350,000	50,000	100,000	450,000	100,000
Net Asset Value	$24.54	$23.62	$20.37	$20.05	$23.56
(1) Investments in securities, at cost	$6,564,896	$1,045,475	$1,662,670	$7,507,728	$2,297,976
(2) Securities sold short, proceeds	7,429,224	908,546	1,515,519	7,728,581	1,089,362

See accompanying notes to the financial statements.

FQF Trust

Statements of Operations
For the Year Ended June 30, 2018

	AGFiQ U.S. Market Neutral Momentum Fund	AGFiQ U.S. Market Neutral Value Fund	AGFiQ U.S. Market Neutral Size Fund	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Hedged Dividend Income Fund
INVESTMENT INCOME
Dividend income	$57,513	$21,699	$28,065	$178,764	$319,811
Income from non-cash dividends	—	—	2,713	—	—
Special dividends	—	275	—	—	4,789
Foreign withholding tax on dividends	—	—	(7)	—	—
Total Investment Income	57,513	21,974	30,771	178,764	324,600
EXPENSES
Dividends on securities sold short	61,548	4,612	19,349	27,819	17,807 (1)
Investment management fees (Note 4)	27,353	6,300	10,033	44,987	35,296
Professional fees	68,601	68,601	70,023	68,601	74,069
Custody fees	12,565	4,206	6,429	15,586	3,818
Index fees	12,505	12,505	12,505	12,505	15,378
CCO fees	10,798	10,798	10,798	10,798	10,798
Treasurer fees	7,276	7,276	7,276	7,276	7,276
Listing fees	5,000	5,000	5,000	5,000	5,000
Accounting fees	32,417	32,321	32,489	32,518	32,150
Trustees fees	7,881	7,881	7,881	7,881	7,881
Administration fees (Note 5)	65,000	65,000	65,000	65,000	65,000
Other fees	6,797	6,529	6,481	7,210	6,606
Total Expenses before Adjustments	317,741	231,029	253,264	305,181	281,079
Less: waivers and/or reimbursements by Adviser (Note 4)	(215,162)	(216,970)	(218,868)	(209,882)	(210,337)
Total Expenses after Adjustments	102,579	14,059	34,396	95,299	70,742
Net Investment Income (Loss)	(45,066)	7,915	(3,625)	83,465	253,858
NET REALIZED GAIN (LOSS) FROM:
Transactions in Investment securities	75,452	81,155	155,058	974,993	(25,637)
In-kind redemptions of investments	—	—	—	105,186	392,135
Securities sold short	(603,698)	(62,163)	(147,546)	(1,046,377)	(562,581)
Expiration or closing of swap agreements	(1,024)	24,907	(1,875)	35,031	—
Net Realized Gain (Loss)	(529,270)	43,899	5,637	68,833	(196,083)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments in securities	398,520	(5,748)	(5,431)	(178,072)	27,115
Securities sold short	252,785	(124,041)	(44,016)	58,222	(88,972)
Swap agreements	21,128	(40,784)	(2,811)	(35,346)	—
Net Change in Unrealized Appreciation (Depreciation)	672,433	(170,573)	(52,258)	(155,196)	(61,857)
Net Realized and Unrealized Gain (Loss)	143,163	(126,674)	(46,621)	(86,363)	(257,940)
Net Increase (Decrease) in Net Assets Resulting from Operations	$98,097	$(118,759)	$(50,246)	$(2,898)	$(4,082)
(1)	JP Morgan Chase Bank, N.A. voluntarily reimbursed short sale borrowing fees in the amount of $2,482 which are included in “Dividends on securities sold short”.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets

	AGFiQ U.S. Market Neutral Momentum Fund		AGFiQ U.S. Market Neutral Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
OPERATIONS
Net investment income (loss)	$(45,066)	$(22,163)	$7,915	$(3,124)
Net realized gain (loss)	(529,270)	(87,579)	43,899	(32,495)
Net change in unrealized appreciation (depreciation)	672,433	(414,346)	(170,573)	187,740
Net Increase (Decrease) in Net Assets Resulting from Operations	98,097	(524,088)	(118,759)	152,121
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	6,250,111	—	—	1,335,804
Cost of shares redeemed	(23)	(1,243,469)	—	(2,530,125)
Net Increase (Decrease) from Capital Transactions	6,250,088	(1,243,469)	—	(1,194,321)
Total Increase (Decrease) in Net Assets	6,348,185	(1,767,557)	(118,759)	(1,042,200)
NET ASSETS
Beginning of period	$2,241,312	$4,008,869	$1,299,749	$2,341,949
End of Period	$8,589,497	$2,241,312	$1,180,990	$1,299,749
Accumulated undistributed net investment income (loss) included in end of period net assets	$(26,798)	$(10,317)	$8,604	$1
SHARE TRANSACTIONS
Beginning of period	100,001	150,001	50,000	100,000
Shares issued in-kind	250,000	—	—	50,000
Shares redeemed	(1)	—	—	—
Shares redeemed in-kind	—	(50,000)	—	(100,000)
Shares Outstanding, End of Period	350,000	100,001	50,000	50,000
(1)	Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets

	AGFiQ U.S. Market Neutral Size Fund		AGFiQ U.S. Market Neutral Anti-Beta Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
OPERATIONS
Net investment income (loss)	$(3,625)	$(23,344)	$83,465	$(8,873)
Net realized gain (loss)	5,637	(3,924)	68,833	305,014
Net change in unrealized appreciation (depreciation)	(52,258)	(21,578)	(155,196)	(2,983,324)
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,246)	(48,846)	(2,898)	(2,687,183)
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	—	—	5,007,073
Cost of shares redeemed	(20)	—	(973,644)	(19,112,569)
Net Increase (Decrease) from Capital Transactions	(20)	—	(973,644)	(14,105,496)
Total Increase (Decrease) in Net Assets	(50,266)	(48,846)	(976,542)	(16,792,679)
NET ASSETS
Beginning of period	$2,087,638	$2,136,484	$9,999,981	$26,792,660
End of Period	$2,037,372	$2,087,638	$9,023,439	$9,999,981
Accumulated undistributed net investment income (loss) included in end of period net assets	$—	$(12,288)	$86,679	$(1)
SHARE TRANSACTIONS
Beginning of period	100,001	100,001	500,001	1,150,001
Shares issued in-kind	—	—	—	250,000
Shares redeemed	(1)	—	(1)	—
Shares redeemed in-kind	—	—	(50,000)	(900,000)
Shares Outstanding, End of Period	100,000	100,001	450,000	500,001
(1)	Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets

	AGFiQ Hedged Dividend Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
OPERATIONS
Net investment income (loss)	$253,858	$229,982
Net realized gain (loss)	(196,083)	202,353
Net change in unrealized appreciation (depreciation)	(61,857)	(184,155)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,082)	248,180
DISTRIBUTIONS
Net investment income	(185,948)	(209,060)
Net realized gain	(255,515)	(120,954)
Total Distributions	(441,463)	(330,014)
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	8,999,207
Cost of shares redeemed	(8,632,490)	(1,297,807)
Net Increase (Decrease) from Capital Transactions	(8,632,490)	7,701,400
Total Increase (Decrease) in Net Assets	(9,078,035)	7,619,566
NET ASSETS
Beginning of period	$11,434,366	$3,814,800
End of Period	$2,356,331	$11,434,366
Accumulated undistributed net investment income (loss) included in end of period net assets	$(81,591)	$(32,507)
SHARE TRANSACTIONS
Beginning of period	450,004	150,004
Shares issued in-kind	—	350,000
Shares redeemed	(4)	—
Shares redeemed in-kind	(350,000)	(50,000)
Shares Outstanding, End of Period	100,000	450,004

(1)	Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

(This page intentionally left blank.)

FQF Trust

Financial Highlights for a share outstanding throughout the period

		PER SHARE OPERATING PERFORMANCE
		Investment Operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)		Transaction fees(11)		Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period
AGFiQ U.S. Market Neutral Momentum Fund
Year ended June 30, 2018	$22.41	$(0.21)	$2.34		$—	(10)	$2.13	$—	$—	$—	$—	$24.54
Year ended June 30, 2017	26.73	(0.21)	(4.12)		0.01		(4.32)	—	—	—	—	22.41
Year ended June 30, 2016	24.99	(0.63)	2.37	(8)	—		1.74	—	—	—	—	26.73
Year ended June 30, 2015	24.86	(0.55)	0.68	(9)	—		0.13	—	—	—	—	24.99
Year ended June 30, 2014	23.93	(0.68)	1.61		—		0.93	—	—	—	—	24.86
AGFiQ U.S. Market Neutral Value Fund
Year ended June 30, 2018	25.99	0.16	(2.53)		—		(2.37)	—	—	—	—	23.62
Year ended June 30, 2017	23.42	(0.04)	2.60		0.01		2.57	—	—	—	—	25.99
Year ended June 30, 2016	25.96	(0.24)	(2.30)		—		(2.54)	—	—	—	—	23.42
Year ended June 30, 2015	28.15	(0.39)	(1.80	)(9)	—		(2.19)	—	—	—	—	25.96
Year ended June 30, 2014	26.85	(0.31)	1.61		—		1.30	—	—	—	—	28.15
AGFiQ U.S. Market Neutral Size Fund
Year ended June 30, 2018	20.88	(0.04)	(0.47)		—		(0.51)	—	—	—	—	20.37
Year ended June 30, 2017	21.36	(0.23)	(0.25)		—		(0.48)	—	—	—	—	20.88
Year ended June 30, 2016	24.42	(0.44)	(2.62)		—		(3.06)	—	—	—	—	21.36
Year ended June 30, 2015	25.67	(0.51)	(0.74	)(9)	—		(1.25)	—	—	—	—	24.42
Year ended June 30, 2014	25.44	(0.56)	0.79		—		0.23	—	—	—	—	25.67
AGFiQ U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2018	20.00	0.18	(0.13)		—		0.05	—	—	—	—	20.05
Year ended June 30, 2017	23.30	(0.02)	(3.30)		0.02		(3.30)	—	—	—	—	20.00
Year ended June 30, 2016	19.34	(0.13)	4.09	(8)	—		3.96	—	—	—	—	23.30
Year ended June 30, 2015	19.30	(0.13)	0.17	(8)(9)	—		0.04	—	—	—	—	19.34
Year ended June 30, 2014	21.08	(0.15)	(1.63)		—		(1.78)	—	—	—	—	19.30
AGFiQ Hedged Dividend Income Fund
Year ended June 30, 2018	25.41	0.90	(0.99)		—		(0.09)	(1.19)	(0.57)	—	(1.76)	23.56
Year ended June 30, 2017	25.43	1.04	0.44	(8)	0.01		1.49	(0.91)	(0.60)	—	(1.51)	25.41
Year ended June 30, 2016	23.87	0.86	1.93		—		2.79	(0.83)	(0.40)	—	(1.23)	25.43
For the period 01/15/15* – 06/30/15	25.00	0.21	(1.21)		—		(1.00)	(0.13)	—	—	(0.13)	23.87
*	Commencement of investment operations.
(1)	Net investment income (loss) per share is based on average shares outstanding.
(2)	Annualized for periods less than one year.
(3)	Not annualized for periods less than one year.
(4)	Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.
(5)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.
(6)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.
(7)	In-kind transactions are not included in portfolio turnover calculations.
(8)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(9)	FFCM reimbursed the Funds for losses incurred related to either a failure to rebalance at month-end or a trade error. The impact was an increase of $0.10, $0.05, $0.08, and $0.02 to the net realized and unrealized gains (losses) on investments per share and an increase of 0.39%, 0.17%, 0.21%, and 0.11% to the Funds total returns for AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund and AGFiQ U.S. Market Neutral Anti-Beta Fund, respectively. Had these reimbursements not been made, the total returns would have been lower.
(10)	Per share amount is less than $0.01.
(11)	Includes transaction fees associated with the issuance and redemption of Creation Units.

See accompanying notes to the financial statements.

	RATIOS/SUPPLEMENTAL DATA
	Ratios to Average Net Assets of(2)							Total Return(3)(4)
	Expenses, after waivers and before securities sold short	Expenses, after waivers and securities sold short	Expenses, before waivers and after securities sold short	Net investment income (loss)	Net investment income (loss), before waivers	Net investment income (loss) net of reimbursement excluding special dividends	Net investment income (loss) per share excluding special dividends	Net asset value(5)		Market value(6)	Portfolio turnover rate (excluding short sales)(3)(7)	Portfolio turnover rate (including short sales)(3)(7)	Ending net assets (thousands)
AGFiQ U.S. Market Neutral Momentum Fund
Year ended June 30, 2018	0.75%	1.88%	5.81%	(0.82)%	(4.76)%	(0.82)%	$(0.21)	9.50%		9.41%	184%	402%	$8,589
Year ended June 30, 2017	0.99	2.31	10.55	(0.90)	(9.14)	(1.02)	(0.24)	(16.16)		(16.12)	172	380	2,241
Year ended June 30, 2016	1.49	3.67	7.77	(2.34)	(6.44)	(2.37)	(0.63)	6.96		7.01	210	647	4,009
Year ended June 30, 2015	1.49	3.43	22.80	(2.24)	(21.62)	(2.24)	(0.55)	0.52	(9)	0.36	196	398	1,250
Year ended June 30, 2014	1.49	3.66	22.47	(2.71)	(21.52)	(2.71)	(0.68)	3.89		5.60	168	351	1,243
AGFiQ U.S. Market Neutral Value Fund
Year ended June 30, 2018	0.75	1.12	18.34	0.63	(16.60)	0.61	0.15	(9.12)		(9.19)	81	152	1,181
Year ended June 30, 2017	0.97	2.09	12.00	(0.15)	(10.06)	(0.15)	(0.04)	10.97		11.11	79	246	1,300
Year ended June 30, 2016	1.49	3.05	10.14	(0.95)	(8.03)	(0.97)	(0.24)	(9.78)		(10.38)	95	195	2,342
Year ended June 30, 2015	1.49	3.20	11.72	(1.45)	(9.96)	(1.45)	(0.39)	(7.78	)(9)	(7.41)	150	351	2,596
Year ended June 30, 2014	1.49	3.02	19.32	(1.13)	(17.43)	(1.06)	(0.29)	4.84		4.99	85	303	2,815
AGFiQ U.S. Market Neutral Size Fund
Year ended June 30, 2018	0.75	1.71	12.62	(0.18)	(11.09)	(0.18)	(0.04)	(2.44)		(1.98)	66	105	2,037
Year ended June 30, 2017	0.94	2.65	12.56	(1.08)	(10.99)	(1.19)	(0.26)	(2.25)		(2.54)	71	106	2,088
Year ended June 30, 2016	1.49	3.72	11.78	(1.97)	(10.03)	(2.01)	(0.44)	(12.53)		(12.79)	113	197	2,136
Year ended June 30, 2015	1.49	3.67	18.26	(2.08)	(16.67)	(2.15)	(0.53)	(4.87	)(9)	(4.58)	78	108	2,442
Year ended June 30, 2014	1.49	3.51	18.14	(2.19)	(16.82)	(2.25)	(0.58)	0.90		0.43	53	114	1,284
AGFiQ U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2018	0.75	1.06	3.39	0.93	(1.41)	0.93	0.18	0.25		0.20	166	347	9,023
Year ended June 30, 2017	0.84	2.02	3.60	(0.07)	(1.66)	(0.17)	(0.04)	(14.16)		(14.16)	98	273	10,000
Year ended June 30, 2016	0.99	2.71	3.13	(0.61)	(1.03)	(0.84)	(0.18)	20.48		20.48	168	974	26,793
Year ended June 30, 2015	0.99	2.39	8.01	(0.65)	(6.27)	(0.68)	(0.14)	(0.21	)(9)	0.78	123	577	3,868
Year ended June 30, 2014	0.99	2.28	7.20	(0.74)	(5.66)	(0.78)	(0.15)	(8.44)		(9.05)	92	382	6,756
AGFiQ Hedged Dividend Income Fund
Year ended June 30, 2018	0.75	1.00	3.98	3.60	0.62	3.53	0.88	(0.26)		(0.39)	100	141	2,356
Year ended June 30, 2017	0.79	1.16	3.73	4.04	1.47	4.04	1.04	5.88		6.05	108	168	11,434
Year ended June 30, 2016	0.99	1.75	5.31	3.61	0.06	3.60	0.85	12.21		11.84	130	192	3,815
For the period 01/15/15* – 06/30/15	0.99	1.81	8.14	1.89	(4.43)	1.89	0.21	(4.02)		(3.74)	50	74	3,581

See accompanying notes to the financial statements.

FQF Trust
Notes to Financial Statements
June 30, 2018

1. Organization

FQF Trust (the “Trust”), a Delaware statutory trust, was formed on November 19, 2009. The Trust currently includes five operational series of the AGFiQ Funds (collectively the “Funds” or individually a “Fund”): AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Hedged Dividend Income Fund. FFCM, LLC (the “Adviser”) is the investment adviser to each Fund. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, a “Target Index”). Each Fund is classified as a “diversified” Fund. There can be no assurance that the Funds will achieve their respective investment objectives.

The Funds had no operations from their initial seeding date until each Fund’s respective commencement of operations date other than matters related to their organization and sale and issuance of 4,000 shares of beneficial interest in AGFiQ U.S. Market Neutral Value Fund to the Adviser at the net asset value (“NAV”) of $25.00 per share.

On October 10, 2017, the Board of Trustees (the “Trustees”) authorized changing the names of the Funds, effective October 30, 2017, as follows:

Fund (Old Name)	Fund (New Name)
QuantShares U.S. Market Neutral Momentum Fund	AGFiQ U.S. Market Neutral Momentum Fund
QuantShares U.S. Market Neutral Value Fund	AGFiQ U.S. Market Neutral Value Fund
QuantShares U.S. Market Neutral Size Fund	AGFiQ U.S. Market Neutral Size Fund
QuantShares U.S. Market Neutral Anti-Beta Fund	AGFiQ U.S. Market Neutral Anti-Beta Fund
QuantShares Hedged Dividend Income Fund	AGFiQ Hedged Dividend Income Fund

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (“SEC”) issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the “Release”). The Release calls for the adoption of new rules and forms as well as amendments to current rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Funds have updated disclosure in these financial statements to reflect the amendments, which were effective August 1, 2017. The first filing compliance date for Form N-PORT is no later than April 30, 2020, reflecting data as of March 31, 2020. The Funds are filing Form N-CEN for the year ended June 30, 2018.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

Investment Valuation

The net asset value (“NAV”) of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of a Fund’s shares outstanding.

The value of each Fund’s securities held long and securities held short is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available, or if the value of a security the Funds hold has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which the security is traded, the security will be valued by another method that the Funds’ Valuation Committee believes will better reflect fair value in accordance with the Trust’s valuation guidelines which were approved by the Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Target Index. This may adversely affect a Fund’s ability to track its Target Index. Securities of non-exchange traded and exchange traded investment companies are valued at their NAV and market value, respectively.

Generally, the Funds price their swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security is closed or the official closing time of the underlying index occurs prior to the close of the “NYSE” due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing source approved by the Trustees) and records the change in value, if any, as unrealized gain or loss. Such valuations would typically be categorized as Level 2 in the fair value hierarchy described below. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

The following is a summary of the valuations as of June 30, 2018 for each Fund based upon the three levels defined above:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ U.S. Market Neutral Momentum Fund
Investments
Assets
Common Stocks*	$7,158,892	$—	$—	$7,158,892
Liabilities
Common Stocks*	$(7,084,274)	$—	$—	$(7,084,274)
Total Investments	$74,618	$—	$—	$74,618
Other Financial Instruments
Assets
Swap Agreements**	$—	$69,334	$—	$69,334
Liabilities
Swap Agreements**	$—	$(67,518)	$—	$(67,518)
Total Other Financial Instruments	$—	$1,816	$—	$1,816
AGFiQ U.S. Market Neutral Value Fund
Investments
Assets
Common Stocks*	$1,059,012	$—	$—	$1,059,012
Liabilities
Common Stocks*	$(1,086,106)	$—	$—	$(1,086,106)
Total Investments	$(27,094)	$—	$—	$(27,094)
Other Financial Instruments
Assets
Swap Agreements**	$—	$6,273	$—	$6,273
Liabilities
Swap Agreements**	$—	$(15,242)	$—	$(15,242)
Total Other Financial Instruments	$—	$(8,969)	$—	$(8,969)
AGFiQ U.S. Market Neutral Size Fund
Investments
Assets
Common Stocks*	$1,781,918	$—	$—	$1,781,918
Liabilities
Common Stocks*	$(1,761,487)	$—	$—	$(1,761,487)
Total Investments	$20,431	$—	$—	$20,431
Other Financial Instruments
Assets
Swap Agreements**	$—	$14,986	$—	$14,986
Liabilities
Swap Agreements**	$—	$(16,535)	$—	$(16,535)
Total Other Financial Instruments	$—	$(1,549)	$—	$(1,549)

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ U.S. Market Neutral Anti-Beta Fund
Investments
Assets
Common Stocks*	$7,840,693	$—	$—	$7,840,693
Liabilities
Common Stocks*	$(7,721,775)	$—	$—	$(7,721,775)
Total Investments	$118,918	$—	$—	$118,918
Other Financial Instruments
Assets
Swap Agreements**	$—	$116,035	$—	$116,035
Liabilities
Swap Agreements**	$—	$(78,097)	$—	$(78,097)
Total Other Financial Instruments	$—	$37,938	$—	$37,938
AGFiQ Hedged Dividend Income Fund
Investments
Assets
Common Stocks*	$2,314,651	$—	$—	$2,314,651
Liabilities
Common Stocks*	$(1,157,523)	$—	$—	$(1,157,523)
Total Investments	$1,157,128	$—	$—	$1,157,128
*	See Schedules of Investments for presentation by industry type.
**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to a Fund’s NAV than the uncertainties surrounding inputs for a non-derivative security with the same market value.

As of June 30, 2018, there were no Level 3 investments held in a Fund for which significant unobservable inputs were used to determine fair value.

The Funds disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, and 3 as of June 30, 2018, based on levels assigned to securities as of June 30, 2017.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment.

REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax free income status under the Internal Revenue Code of 1986 and failing to be exempt from registration as a registered investment company under the 1940 Act.

Distributions from REIT investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Funds record the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on information received from the REITs after their tax reporting periods have concluded.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

Short Sales

The Funds enter into short sales. A short sale is a transaction in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, a Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes out the short sale. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.

Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale (other than the proceeds of the short sale), equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily and cannot be sold or liquidated unless replaced with liquid assets of equal value.

Funds may not be able to borrow stocks that are short positions in a Target Index as their supply may be insufficient or the cost to borrow may be prohibitively expensive due to market or stock specific conditions. Under such circumstances, the Funds may not achieve their investment objectives.

As of the year ended June 30, 2018, JPMorgan Chase Bank, N.A. voluntarily reimbursed the AGFiQ Hedged Dividend Income Fund for short sale borrowing fees in the amount of $2,482 which is included in the Statements of Operations under the caption “Dividends on securities sold short.”

Swap Agreements

The Funds may enter into swap agreements. Certain Funds currently enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Funds will be two-party contracts. In connection with the Funds’ positions in a swaps contract, each Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. In such a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.

A Fund agrees to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, will be earmarked or segregated by a Fund’s custodian; this cash and liquid assets cannot be sold unless replaced with cash or liquid assets of equal value. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent periods with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the oversight of the Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Funds’ ISDA agreements contain provisions that require the Funds to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Funds’ NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Funds were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Funds will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

The Funds noted below used swap contracts to simulate full investment in each respective Fund’s Target Index. The following represents the average monthly outstanding swap contracts for the year ended June 30, 2018:

Fund	Average Contract Long	Average Contract Short
AGFiQ U.S. Market Neutral Momentum Fund	$843,833	$(887,382)
AGFiQ U.S. Market Neutral Value Fund	214,513	(203,667)
AGFiQ U.S. Market Neutral Size Fund	221,690	(229,038)
AGFiQ U.S. Market Neutral Anti-Beta Fund	1,073,607	(1,208,168)

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

The following table indicates the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2018:

Fair Value of Derivative Instruments as of June 30, 2018
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Location	Assets Value	Liabilities Value
	Swap agreements	Statements of Assets and Liabilities
AGFiQ U.S. Market Neutral Momentum Fund			$69,334	$67,518
AGFiQ U.S. Market Neutral Value Fund			6,273	15,242
AGFiQ U.S. Market Neutral Size Fund			14,986	16,535
AGFiQ U.S. Market Neutral Anti-Beta Fund			116,035	78,097

The Effect of Derivative Instruments on the Statements of Operations as of June 30, 2018
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Swap agreements
AGFiQ U.S. Market Neutral Momentum Fund		$(1,024)	$21,128
AGFiQ U.S. Market Neutral Value Fund		24,907	(40,784)
AGFiQ U.S. Market Neutral Size Fund		(1,875)	(2,811)
AGFiQ U.S. Market Neutral Anti-Beta Fund		35,031	(35,346)

Expenses

Most of the expenses of the Trust are directly identifiable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds.

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

As of June 30, 2018 (the Funds’ tax year end), management of the Funds has reviewed the open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis, management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and ongoing analysis of tax law, regulation, and interpretations thereof.

Distributions to shareholders from net investment income, if any, are distributed annually. Dividends may be declared and paid more frequently to improve a Fund’s tracking to its Target Index or to comply with the distribution requirements of the Internal Revenue Code. Net capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets and Financial Highlights due to short-term capital gains being treated as ordinary income for tax purposes.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

The tax character of the distributions paid for the tax years ended June 30, 2018 and 2017 were as follows:

	Year Ended June 30, 2018			Year Ended June 30, 2017
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions
AGFiQ U.S. Market Neutral Momentum Fund	$—	$—	$—	$—	$—	$—
AGFiQ U.S. Market Neutral Value Fund	—	—	—	—	—	—
AGFiQ U.S. Market Neutral Size Fund	—	—	—	—	—	—
AGFiQ U.S. Market Neutral Anti-Beta Fund	—	—	—	—	—	—
AGFiQ Hedged Dividend Income Fund	337,811	103,652	441,463	330,014	—	330,014

As of June 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
AGFiQ U.S. Market Neutral Momentum Fund	$—	$—	$(1,503,834)	$698,935
AGFiQ U.S. Market Neutral Value Fund	8,604	—	(1,388,398)	(201,656)
AGFiQ U.S. Market Neutral Size Fund	—	—	(1,321,481)	(280,231)
AGFiQ U.S. Market Neutral Anti-Beta Fund	86,679	—	(16,718,753)	104,139
AGFiQ Hedged Dividend Income Fund	38,220	—	(726,754)	(33,876)
*	The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales, loss deferrals on unsettled short sales, non-taxable special dividends and investments in partnerships.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, foreign forward gain (loss), swaps, dividend expense for securities sold short, non-taxable special dividends, net operating loss, investments in partnerships, distributions from investments in real estate investment trusts, distributions from investments in regulated investment companies, and distribution reclassification resulted in the following reclassifications as of June 30, 2018, among the Funds’ components of net assets:

Fund	Accumulated Undistributed Net Investment Income (loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid in Capital
AGFiQ U.S. Market Neutral Momentum Fund	$28,585	$(5,274)	$(23,311)
AGFiQ U.S. Market Neutral Value Fund	688	(733)	45
AGFiQ U.S. Market Neutral Size Fund	15,913	(374)	(15,539)
AGFiQ U.S. Market Neutral Anti-Beta Fund	3,215	(87,533)	84,318
AGFiQ Hedged Dividend Income Fund	(116,994)	(311,836)	428,830

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period; however, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry on expiration date. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law. For the tax year ended June 30, 2018, the following Funds had available capital loss carryforwards to offset future net capital gains to the extent provided by regulations and utilized capital loss carryforwards to offset net capital gains:

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

Fund	Capital Loss Carryforwards	Utilized Capital Loss Carryforwards
AGFiQ U.S. Market Neutral Momentum Fund	$1,138,484	$1,677
AGFiQ U.S. Market Neutral Value Fund	1,354,086	61,090
AGFiQ U.S. Market Neutral Size Fund	1,321,233	35,848
AGFiQ U.S. Market Neutral Anti-Beta Fund	16,393,834	32,588
AGFiQ Hedged Dividend Income Fund	193,297	—

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2018, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on July 1, 2018:

Fund	Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
AGFiQ U.S. Market Neutral Momentum Fund	$26,798	$338,552	$365,350
AGFiQ U.S. Market Neutral Value Fund	—	34,312	34,312
AGFiQ U.S. Market Neutral Size Fund	—	248	248
AGFiQ U.S. Market Neutral Anti-Beta Fund	—	324,919	324,919
AGFiQ Hedged Dividend Income Fund	—	533,457	533,457

3. Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

4. Investment Management Fees

Under an investment management agreement between the Adviser and the Trust, on behalf of each Fund (“Management Agreement”), the Funds pay the Adviser a fee at an annualized rate, based on each Fund’s average daily net assets, of 0.50%. The Adviser manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, subject to the general supervision and control of the Trustees. The Trust pays all expenses of its operations and business not specifically assumed or agreed to be paid by the Adviser.

The Adviser has contractually undertaken, until November 1, 2018, to forgo current payment of fees and/or reimburse expenses of each Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with GAAP, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) are limited to 0.75% of average daily net assets (“Expense Cap”) for each Fund. This undertaking can only be changed with the approval of the Trustees.

For the year ended June 30, 2018, management fee waivers and expense reimbursements were as follows:

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

Fund	Management Fees Waived	Expense Reimbursements
AGFiQ U.S. Market Neutral Momentum Fund	$27,353	$187,809
AGFiQ U.S. Market Neutral Value Fund	6,300	210,670
AGFiQ U.S. Market Neutral Size Fund	10,033	208,835
AGFiQ U.S. Market Neutral Anti-Beta Fund	44,987	164,895
AGFiQ Hedged Dividend Income Fund	35,296	175,041

Each Fund has agreed that it will repay the Adviser for fees and expenses forgone or reimbursed for the Fund pursuant to the contractual expense limitation described above. Such repayment would increase a Fund’s expenses, and would appear on the Statements of Operations as “Repayment of prior expenses waived and/or reimbursed by the Adviser.” However, repayment would only occur up to the point of each Fund’s contractual Operating Expenses limit of 0.75% of average daily net assets. Any such repayment must be made within three years from the date the expense was borne by the Adviser. Any such repayment made under any prior Expense Cap cannot cause the Fund’s Operating Expenses to exceed the lower of 0.75% of the Fund’s average net assets and the annual rate of daily net assets for the Fund under the terms of the prior Expense Cap. For the year ended June 30, 2018, none of the Funds repaid expenses to the Adviser. As of June 30, 2018, the amounts eligible for repayment and the associated period of expiration are as follows:

	Expires June 30,			Total Eligible for Recoupment
Fund	2019	2020	2021
AGFiQ U.S. Market Neutral Momentum Fund	$172,771	$200,803	$214,161	$587,735
AGFiQ U.S. Market Neutral Value Fund	172,057	200,913	215,970	588,940
AGFiQ U.S. Market Neutral Size Fund	177,271	210,235	218,868	606,374
AGFiQ U.S. Market Neutral Anti-Beta Fund	—	166,394	208,882	375,276
AGFiQ Hedged Dividend Income Fund	125,826	145,741	210,337	481,904

During the fiscal year ended June 30, 2018, it was determined that the Funds had been overcharged by JPMorgan Chase Bank, N.A., the Funds' Administrator and Custodian, for class action filing fees spanning over several years and that the Funds were entitled to a reimbursement for these charges. Since the Funds were operating over the expense limitation, and the Adviser was reimbursing each Fund for expenses in excess of the limitation during the periods of overbilling, the reimbursement amounts were paid directly to the Adviser.

Management fee waivers and expense reimbursements amounts eligible for repayment were reduced accordingly. The difference in the management fee waivers and expense reimbursements amount totals for the fiscal year ended June 30, 2018 and the amounts eligible for repayment in 2021 are due to this reimbursement.

Below are the reimbursement totals that were applied against each year’s amounts eligible for repayment:

	2018	2019	2020	2021
AGFiQ U.S. Market Neutral Momentum Fund	$(1,000)	$(2,000)	$(2,500)	$(1,000)
AGFiQ U.S. Market Neutral Value Fund	(500)	(3,500)	(4,000)	(1,000)
AGFiQ U.S. Market Neutral Size Fund	—	(2,000)	(3,000)	—
AGFiQ U.S. Market Neutral Anti-Beta Fund	(500)	(1,500)	—	(1,000)

5. Administration and Custodian Fees

JPMorgan Chase Bank, N.A. acts as Administrator and Custodian to the Funds. The Administrator provides the Funds with all required general administrative services. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets and subject to certain minimum levels. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. JPMorgan Chase Bank, N.A. acts as Custodian to the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

6. Distribution, Service Plan and Fund Officers

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ Distributor. The Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds and may cost you more than other types of sales charges.

Foreside Fund Officer Services, LLC (“FFOS”) (formerly Foreside Compliance Services, LLC), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. FMS temporarily waived a portion of its fees until August 31, 2017. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

7. Issuance and Redemption of Fund Shares

The Funds are exchange-traded funds or ETFs. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds for the most recently completed five fiscal years and the most recently completed calendar quarters can be found at www.AGFiQ.com. This information represents past performance and cannot be used to predict future results.

The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Funds’ Distributor. An Authorized Participant is either (1) a “Participating Party,” (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (“Clearing Process”), or (2) a participant of DTC (“DTC Participant”), and, in each case, must have executed an agreement (“Participation Agreement”) with the distributor with respect to creations and redemptions of Creation Units. The Funds will issue or redeem Creation Units in return for a basket of assets that the Funds specify each day.

Shares are listed on the NYSE Arca, Inc.TM and are publicly traded. If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV if you purchase or redeem Fund shares in Creation Units.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Funds’ Administrator to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Additionally a portion of the transaction fee is used to offset transactional costs typically accrued in the Funds’ custody expenses directly related to the issuance and redemption of Creation Units. An additional variable fee may be charged for certain transactions. Such fees would be included in the

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds or cost from shares issued or redeemed on the Statements of Changes in Net Assets, were as follows:

Fund	Year Ended June 30, 2018
AGFiQ U.S. Market Neutral Momentum Fund	$2,880
AGFiQ U.S. Market Neutral Anti-Beta Fund	448
AGFiQ Hedged Dividend Income Fund	1,122

8. Investment Transactions

For the year ended June 30, 2018, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions, were as follows:

	Purchases		Sales
Fund	Long	Short Covers	Long	Short
AGFiQ U.S. Market Neutral Momentum Fund	$8,627,845	$10,229,519	$9,283,733	$15,066,173
AGFiQ U.S. Market Neutral Value Fund	863,345	843,298	972,714	656,148
AGFiQ U.S. Market Neutral Size Fund	1,198,433	749,810	1,444,271	446,072
AGFiQ U.S. Market Neutral Anti-Beta Fund	13,252,017	15,486,097	14,312,610	13,448,493
AGFiQ Hedged Dividend Income Fund	6,961,146	7,276,439	7,669,057	2,192,911

9. In-Kind Transactions

During the period presented in this report, certain Funds of the Trust delivered securities of the Funds in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended June 30, 2018, the value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Value	Realized Gain
AGFiQ U.S. Market Neutral Anti-Beta Fund	$864,127	$105,186
AGFiQ Hedged Dividend Income Fund	8,548,830	392,135

During the period, certain Funds of the Trust received cash and securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended June 30, 2018, the value of the securities received for subscriptions were as follows:

Fund	Value
AGFiQ U.S. Market Neutral Momentum Fund	$5,396,501

10. Principal Risks

Some principal risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds. A more complete description of the principal risks to which each Fund is subject is included in the Funds' prospectus.

Anti-Beta Risk:  For AGFiQ U.S. Market Neutral Anti-Beta Fund, there is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. In addition, the Fund may be more

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

volatile than the universe since it will have short exposure to the most volatile stocks in the universe and long exposure to the least volatile stocks in the universe. Volatile stocks are subject to sharp swings in value.

High Dividend Risk:  For AGFiQ Hedged Dividend Income Fund, a company may reduce or eliminate its dividend. As a result, the present and future dividend of a security may not be the same as it has historically been and the Fund may not end up invested in high dividend securities. The Fund may be more volatile than the universe since it will have short exposure to low dividend paying stocks in the universe. In addition, there may be periods when the high dividend style is out of favor, and during which the investment performance of a fund using a high dividend strategy may suffer.

Momentum Risk:  For the AGFiQ U.S. Market Neutral Momentum Fund, momentum investing emphasizes investing in securities that have had better recent performance compared to other securities. Securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Size Risk:  For the AGFiQ U.S. Market Neutral Size Fund, size investing entails investing in securities within the universe that have smaller market capitalizations and shorting securities within the universe that have larger market capitalizations. The Fund seeks to capture excessive returns of smaller firms (by market capitalization) relative to their larger counterparts. There may be periods when the size style is out of favor, and during which the investment performance of a fund using a size strategy may suffer.

Value Risk:  For the AGFiQ U.S. Market Neutral Value Fund, value investing entails investing in securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. The Index Provider may be unsuccessful in creating an index that emphasizes undervalued securities. Value securities have generally performed better than non-value securities during periods of economic recovery. Value securities may go in and out of favor over time.

Authorized Participants Concentration Risk:  The Funds have a limited number of Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Funds and no other Authorized Participant steps in, shares of the Funds may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

Concentration Risk:  To the extent that a Fund’s Target Index is concentrated in a particular industry, the Fund also will be expected to be concentrated in that industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry.

Derivatives Risk:  Derivatives, including swap agreements and futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. As a result of investing in derivatives, a Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

Equity Investing Risk:  An investment in a Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Flash Crash Risk:  Sharp price declines in securities owned by a Fund may trigger trading halts, which may result in a Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

Leverage Risk:  A Fund’s use of short selling and swap agreements allows the Fund to obtain investment exposures greater than it could otherwise obtain and specifically to effectively increase, or leverage, its total long and short investment exposures to more than its NAV by a significant amount. Use of leverage tends to magnify increases or decreases in a Fund’s returns and may lead to a more volatile share price. Leverage may magnify a Fund’s gains or losses.

Market Neutral Style Risk:  During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, a Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. In addition, because a Fund employs a dollar-neutral strategy to achieve market neutrality, the beta of the Fund (i.e., the relative volatility of the Fund as compared to the market) will vary over time and may not be equal to zero.

Master Limited Partnership Risk:  Master Limited Partnerships (“MLPs”) are commonly taxed as partnerships and publicly traded on national securities exchanges. For AGFiQ Hedged Dividend Income Fund investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters that affect the MLP. MLPs are commonly treated as partnerships that are “qualified publicly traded partnerships” for federal income tax purposes, which commonly pertain to the use of natural resources. Changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures.

Passive Investment Risk:  The Funds are managed with a passive investment strategy, attempting to track a Fund’s Target Index. As a result, a Fund expects to hold constituent securities of its Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s return to be lower than if the Fund employed an active strategy.

Portfolio Turnover Risk:  A Fund’s investment strategy may result in higher portfolio turnover rates. A high portfolio turnover rate (e.g., over 100%) may result in higher transaction costs to a Fund, including brokerage commissions, and negatively impact a Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Premium-Discount Risk:  Fund shares may trade above or below their NAV. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares.

REIT Risk:  Through its investments in REITs, a Fund will be subject to the risks of investing in the real estate market, including decreases in property values and revenues and increases in interest rates.

Short Sale Risk:  If a Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will realize a loss on the transaction. The amount a Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain (as compared to a long position, where the maximum loss is the amount invested). The use of short sales increases the exposure of a Fund to the market, and may increase losses and the volatility of returns. If the short portfolio (made up of the securities with the lowest momentum within each sector) outperforms the long portfolio (made up of the securities with the highest momentum within each sector), the performance of a Fund would be negatively affected. In addition, when a Fund is selling a stock short, it must maintain a segregated account of cash and/or liquid assets with its custodian to satisfy collateral and regulatory requirements. As a result, a Fund may maintain high levels of cash or liquid assets.

The Funds’ prospectuses contain additional information regarding the principal risks associated with an investment in a Fund.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2018

11. Guarantees and Indemnifications

In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

FQF Trust
Report of Independent Registered Public Accounting Firm
June 30, 2018

To the Board of Trustees of FQF Trust and the Shareholders of the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFIQ Hedged Dividend Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Hedged Dividend Income Fund, (five of the funds constituting FQF Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended June 30, 2018, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 27, 2018

We have served as the auditor of one or more investment companies in FQF Trust since 2012.

FQF Trust
Expense Example (Unaudited)
June 30, 2018

As a shareholder, you incur two types of costs: (1) transaction costs for, such as brokerage commissions, purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2018.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2018.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on the purchases and sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FQF Trust
Expense Example (Unaudited)
June 30, 2018

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGFiQ U.S. Market Neutral Momentum Fund
Actual	$1,000.00	$1,023.40	$8.78	1.75%
Hypothetical	$1,000.00	$1,016.12	$8.75	1.75%
AGFiQ U.S. Market Neutral Value Fund
Actual	$1,000.00	$915.80	$3.99	0.84%
Hypothetical	$1,000.00	$1,020.63	$4.21	0.84%
AGFiQ U.S. Market Neutral Size Fund
Actual	$1,000.00	$1,006.40	$7.41	1.49%
Hypothetical	$1,000.00	$1,017.41	$7.45	1.49%
AGFiQ U.S. Market Neutral Anti-Beta Fund
Actual	$1,000.00	$1,045.40	$4.51	0.89%
Hypothetical	$1,000.00	$1,020.38	$4.46	0.89%
AGFiQ Hedged Dividend Income Fund(a)
Actual	$1,000.00	$991.10	$3.16	0.64%
Hypothetical	$1,000.00	$1,021.62	$3.21	0.64%
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181 days in the most recent fiscal half-year divided by 365 days in the fiscal year (to reflect the one half year period).
(a)	The Fund’s expenses in the table above reflected voluntary reimbursement by JPMorgan Chase Bank, N.A. Please refer to the notes to the financial statements herein for more information. Without this reimbursement, the corresponding table above would have read as follows:

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGFiQ Hedged Dividend Income Fund
Actual	$1,000.00	$991.10	$4.05	0.82%
Hypothetical	$1,000.00	$1,020.73	$4.11	0.82%

FQF Trust
Board Consideration of the Investment Advisory Agreement

At a meeting held on February 13, 2018, the Board of Trustees (“Board”) of FQF Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or FFCM, LLC (“FFCM” or “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the renewal of the Investment Advisory Agreement (“Agreement”) between FFCM and the Trust, on behalf of the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund (such four series the “Market Neutral ETFs”), AGFiQ Hedged Dividend Income Fund (“DIVA”), AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted Value Factor Fund (such three series, the “Long-Only ETFs”) (collectively, the “AGFiQ ETFs”).

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by FFCM and met with senior representatives of FFCM. The Board also considered materials that they had received at past meetings, including routine quarterly meetings, relating to the nature, extent and quality of FFCM’s services, including information concerning each AGFiQ ETF’s advisory fee, total expense ratio, and performance. Generally, the Board considered the following factors, among others, in connection with its renewal of the Agreement: (1) the nature, extent, and quality of the services provided by FFCM; (2) the investment performance of each AGFiQ ETF; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as each AGFiQ ETF grows; (5) whether fee levels reflect such potential economies of scale, if any, for the benefit of investors; and (6) any other benefits derived by FFCM from its relationship with the AGFiQ ETFs.

Nature, Extent and Quality of Services; Investment Performance

With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of FFCM who perform services for each AGFiQ ETF, the compliance function of FFCM, and the financial condition of FFCM. In this regard, among other things, the Board noted FFCM’s history of compliance as well as enhancements it made to its compliance function in connection with its transaction with AGF Management Limited (“AGF”). In addition, the Board considered the successful integration to date of many of FFCM’s operations into AGF. Further, the Board evaluated the integrity of FFCM’s personnel, the experience of the portfolio management team, including in managing long-only, long-short and market neutral strategies, and the management of each operational AGFiQ ETF in accordance with its stated investment objectives and policies. The Board also considered the demonstrated ability of the portfolio managers to manage each AGFiQ ETF’s investments in accordance with its stated investment objectives (i.e., closely tracking a target index).

With respect to the performance of each Market Neutral ETF, the Board considered each Market Neutral ETF’s performance since inception and for the last quarter, one-year, three-year and five-year periods. In this regard, among other things, the Board considered each Market Neutral ETF’s total returns compared to the total returns of its target index and one or more broad-based benchmark indexes, as well as one or more funds identified by FFCM as comparable (“Peer Funds”). The Board observed that, based on this comparison, the Market Neutral ETFs performed variably relative to their Peer Funds and the broad-based benchmark indexes for the periods considered. In determining to renew the Agreement, the Board observed that each Market Neutral ETF closely tracked its target index before fees and expenses. With respect to the absolute performance of the Market Neutral ETFs, the Board acknowledged FFCM’s explanation that, since the Market Neutral ETFs’ inception in 2011, the market had generally moved upward and, as a result, market neutral strategies had generally underperformed. With respect to the Market Neutral ETFs’ variable performance relative to the Peer Funds, the Board considered FFCM’s representation that the Peer Funds do not employ comparable investment strategies for several reasons, including that: the Peer Funds do not pursue market neutral strategies, but rather only long-short strategies; and the Peer Funds do not pursue single-”factor” strategies (i.e., momentum, value, size, low beta), but rather multi-factor strategies (i.e. , a combination of value, momentum, etc.). The Board considered

FQF Trust
Board Consideration of the Investment Advisory Agreement

FFCM’s explanation of the adverse impact of such differences on the relative performance of the Market Neutral ETFs as compared to their Peer Funds over the periods reviewed.

With respect to the performance of DIVA, the Board considered its performance since inception and for the last quarter, one-year, and two-year periods. In this regard, among other things, the Board considered DIVA’s total returns compared to the total returns of Peer Funds. The Board observed that, based on the comparisons provided, DIVA underperformed its Peer Funds for all periods reviewed. In determining to renew the Agreement, the Board considered FFCM’s representation that DIVA’s strategy remained attractive due to its lower volatility relative to the Peer Funds and observed that DIVA closely tracked its target index before fees and expenses.

Because the AGFiQ ETFs are index-based funds, the Board considered the quality of each AGFiQ ETF’s target index and each AGFiQ ETF’s tracking error relative to such index. In this context, the Board considered the performance of each Market Neutral ETF’s target index and FFCM’s representation and data showing that each Market Neutral ETF’s target index appropriately identifies component securities that are representative of the relevant investment factor (i.e., momentum, value, size, low beta). In light of this information, the Board considered the likelihood that the target indexes of the Long-Only Funds would also be high quality and appropriate for their Funds. In addition, the Board considered each operational AGFiQ ETF’s tracking error vis-à-vis its target index before and after fees and expenses, as well as FFCM’s explanation of the disproportionate impact fees and expenses have on the AGFiQ ETFs due to their levels of assets under management. The Board also noted management’s conviction that the AGFiQ ETFs provide investors with unique investment solutions that appeal to asset allocators for inclusion in model portfolios, notwithstanding their absolute performance, due to their passive nature and predictable performance in the various market conditions that have prevailed since their inception. Based on the information considered, the Board concluded that the nature, extent and quality of FFCM’s services supported renewal of the Agreement.

Fund Expenses; Cost of Services; Economies of Scale; Related Benefits

The Board reviewed information compiled by FFCM comparing each operational AGFiQ ETF’s contractual management fee rate, as a percentage of average net assets, to certain Peer Funds. The Board also reviewed information compiled by FFCM comparing each operational AGFiQ ETF’s total expense ratio to the total expense ratios of its Peer Funds, taking into account, as applicable, dividend and interest expenses on short sales, expense waivers and reimbursements. The Board noted that FFCM did not provide advisory services to any other fund or account pursuing an investment objective substantially similar to any AGFiQ ETF. Based on the information described, the Board concluded that each AGFiQ ETF’s advisory fee and total expense ratio were reasonable.

The Board also reviewed the overall profitability to FFCM of the AGFiQ ETFs and evaluated the services that FFCM provides to each AGFiQ ETF for potential economies of scale. In this regard, the Board noted that since the AGFiQ ETFs’ inception, the funds have not gathered significant assets and FFCM has generally subsidized the expense of their operations by reimbursing expenses and waiving fees. Based on this and other information, the Board determined that economies of scale were not a material factor to be considered in connection with the renewal of the Agreement.

With respect to ancillary (or fall-out) benefits being received by FFCM as a result of its relationship with the AGFiQ ETFs, the Board considered FFCM’s accrual of soft dollars in connection with trading transactions for the AGFiQ ETFs. Based on the information considered, the Board did not deem such benefits to be material to their consideration of the renewal of the Agreement.

Based on their review of the facts and circumstances related to the Agreement, the Board concluded that each AGFiQ ETF and its shareholders could benefit from FFCM’s continued management of its portfolio. Thus, the Board determined that the renewal of the Agreement with respect to each AGFiQ ETF was appropriate and in the best interest of each AGFiQ ETF’s shareholders. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different

FQF Trust
Board Consideration of the Investment Advisory Agreement

weights to different factors. After reviewing a memorandum from Independent Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services (to be) performed, expenses (to be) incurred and such other matters as the Board considered relevant.

FQF Trust
Additional Information (Unaudited)

Proxy Voting Information

A description of FQF Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Funds’ website at www.AGFiQ.com or the Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling collect 1-617-292-9801.

In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect 1-617-292-9801 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

FQF Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds’ full portfolio holdings are updated daily and available on the AGFiQ Funds’ website at www.AGFiQ.com.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentages of ordinary dividends paid during the tax year ended June 30, 2018 are designated as “qualified dividend income” (QDI), as defined in the Act, subject to reduced tax rates in 2018. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

As of June 30, 2018, the Fund federal tax information was as follows:

Fund	QDI	DRD
QuantShares Hedged Dividend Income Fund	57.27%	57.27%

FQF Trust
Trustees and Officers of the Trust (Unaudited)

Trustees

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1944	Trustee	Indefinite/ Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 to present); Independent Consultant, GMO Funds, (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	10	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	10	None
Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to July 2017).	10	None
Interested Trustee**
William C. Carey Year of Birth: 1960	Trustee; Vice President	Indefinite/ Since 2018 Since 2018	Chief Executive Officer, Adviser (September 2013 to present); President, F-Squared Retirement Solutions (2011 to 2012).	10	None
*	Each Independent Trustee may be contacted by writing to the Independent Trustees of FQF Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600.
**	Mr. Carey is an “interested person,” as defined by the 1940 Act, because of his employment with an affiliate of the Adviser.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

FQF Trust
Trustees and Officers of the Trust (Unaudited)

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/Since 2015	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).*
William H. DeRoche 53 State Street, Suite 1308 Boston, MA 02109 Year of Birth: 1962	President	Indefinite/Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017); Portfolio Manager, ICC Capital (March 2015 to December 2015).
Kevin McCreadie AGF Management Limited 66 Wellington Street West 31st Floor Toronto, Ontario Canada M5K 1E9 Year of Birth: 1960	Vice President	Indefinite/Since 2017	Director and Chief Investment Officer of AGF Investments America Inc., and Executive Vice President and Chief Investment Officer of AGF Management Limited (June 2014 to present); Senior Officer and/or Director of certain subsidiaries of AGF Management Limited (June 2014 to present); Managing Executive – Institutional Asset Management, PNC Financial Services Group Inc.’s (“PNC”) Asset Management Group (December 2008 to May 2014); President and Chief Investment Officer, PNC Capital Advisors, LLC, a division of PNC and President, PNC Funds Co. and President, PNC Alternative Investment Funds Co. (March 2007 to May 2014).
Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).*
*	Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

FQF Trust

53 State Street, Suite 1308
Boston, MA 02109
www.AGFiQ.com

Distributor:
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Item 2. Code of Ethics.

As of the end of the period, June 30, 2018, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Peter A. Ambrosini is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Peter A. Ambrosini is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for FQF Trust by PricewaterhouseCoopers LLP (“PwC”) for the years ended June 30, 2017 and June 30, 2018 were:

	2017	2018
Audit Fees (a)	79,000	82,650
Audit Related Fees (b)	0	0
Tax Fees (c)	46,950	48,660
All Other Fees (d)	0	0
Total:	125,950	131,310

(a)	Audit Fees: These fees relate to professional services rendered by PwC for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC related to audit services in connection with June 30, 2017 and June 30, 2018 annual financial statements.

(c)	Tax Fees: These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2017 and June 30, 2018: $46,950 and $48,660, respectively.

(h)	The Registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.
(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	A change in the registrant’s independent public accountant – Not applicable

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FQF Trust

By:          /s/William DeRoche

William DeRoche

President

September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/William DeRoche

William DeRoche

President

September 7, 2018

By:         /s/Joshua Hunter

Joshua Hunter

Principal Financial Officer and Treasurer

September 7, 2018